SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [_]
Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Under Rule 14a-12

                          Nabisco Group Holdings Corp.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|    No fee required.

|X|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction applies:
               Common Stock, par value $.01 per share, of Nabisco Holdings Corp.
       (2) Aggregate number of securities to which transaction applies:
               213,250,000 shares
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               $55.00 per share
       (4) Proposed maximum aggregate value of transaction:
               $11,728,750,000*
       (5) Total fee paid:
               $2,345,750
       (*) Represents the aggregate cash to be received by the Registrant from the sale of the Common Stock.

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:

       (2)    Form, Schedule or Registration Statement No.:

       (3)    Filing Party:

       (4)    Date Filed:

         [PRELIMINARY DRAFT DATED JULY 21, 2000, SUBJECT TO COMPLETION]

                                                                 [NABISCO LOGO]

              TRANSACTIONS PROPOSED - YOUR VOTE IS VERY IMPORTANT


Dear Stockholder:

     The Board of Directors of Nabisco Group Holdings Corp. has approved two major transactions:

     (1) the sale of Nabisco Group Holdings Corp.'s 80.5% interest in Nabisco Holdings Corp. to Philip Morris Companies Inc., and

     (2) the subsequent acquisition of Nabisco Group Holdings Corp. by R.J. Reynolds Tobacco Holdings, Inc. for $30 per NGH share.

     We are asking stockholders of Nabisco Group Holdings Corp. to approve each of these transactions, which are more fully described in this booklet.

     We have scheduled a special meeting for our stockholders to vote on each of the transactions. The date, time and place of the meeting are:

     o, 2000
     10:30 a.m., Eastern Time
     Hotel DuPont
     11th and Market Streets
     Wilmington, Delaware  19801

     Your vote is very important. Please vote by proxy, telephone or internet FOR each proposed transaction today. We appreciate your support.


Sincerely,

[SIGNATURE TO COME]                       [SIGNATURE TO COME]

Steven F. Goldstone                       James M. Kilts
Chairman                                  President and Chief Executive Officer



Important: your proxy card is enclosed in the address window of the envelope containing this material. If you plan to attend the special meeting in person please follow the procedures set forth on page IV-3 to obtain an admission ticket. Voting your proxy by telephone or through the internet is available for this special meeting. See page I-1 or IV-2 for more information.


        Proxy Statement dated o, 2000, and first mailed to stockholders on or about o, 2000.

                                                                 [NABISCO LOGO]


NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF NABISCO GROUP HOLDINGS CORP.

Time:
      10:30 a.m., Eastern Time

Date:
     o, 2000

Place:
     Hotel DuPont
     11th and Market Streets
     Wilmington, Delaware 19801

Purpose:
     o Vote on the sale of Nabisco Group Holdings Corp.'s 80.5% interest in Nabisco Holdings Corp. to Philip Morris Companies, Inc.

     o Vote on the subsequent acquisition of Nabisco Group Holdings Corp. by R.J. Reynolds Tobacco Holdings, Inc. for $30 per share

     o    Conduct other business if properly raised

     Only stockholders of record on July 31, 2000 may vote at the meeting. Only stockholders or their proxy holders and guests of Nabisco Group Holdings Corp. may attend the meeting.

     Your vote is important. Please complete, sign, date and return your proxy card in the enclosed envelope promptly, or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or using the internet as described in the instructions included with your proxy card.


                                              Sincerely,

                                              [SIGNATURE TO COME]

                                              James A. Kirkman III
                                              Senior Vice President, General
                                                Counsel and Secretary


Parsippany, New Jersey
o, 2000

                               TABLE OF CONTENTS


CHAPTER ONE - SUMMARY AND
     TRANSACTIONS OVERVIEW

SUMMARY TERM SHEET...........................................................I-1

SUMMARY......................................................................I-3
     The Transactions........................................................I-3
     The Companies...........................................................I-3
     Reasons for the Transactions............................................I-3
     Recommendation to Stockholders..........................................I-4
     Interests of Officers and Directors in the
          Transactions.......................................................I-4
     Sale of Nabisco Holdings Shares.........................................I-4
     Acquisition of NGH by RJR...............................................I-6

TRANSACTIONS OVERVIEW........................................................I-9
     General.................................................................I-9
     Company Information and the 1999
          Restructuring.....................................................I-10
     Background of the Transactions.........................................I-10
     NGH's Reasons for the Transactions;
          Recommendation of the NGH Board
          of Directors......................................................I-13

INTERESTS OF OFFICERS AND DIRECTORS IN
     THE TRANSACTIONS.......................................................I-16

CHAPTER TWO- SALE OF NABISCO
     HOLDINGS SHARES

NABISCO HOLDINGS MERGER
     AGREEMENT..............................................................II-1
     The Nabisco Holdings Merger............................................II-1
     Completion of the Nabisco Holdings
          Merger............................................................II-1
     Merger Consideration...................................................II-1
     Stock Options..........................................................II-1
     Covenants..............................................................II-2
     Representations and Warranties.........................................II-5
     Conditions to the Nabisco Holdings
          Merger............................................................II-5
     Termination............................................................II-6
     Certain Fees and Expenses..............................................II-7
     Amendments and Waivers.................................................II-8

OTHER MATTERS...............................................................II-8
     Financing of the Merger................................................II-8
     Regulatory Matters.....................................................II-8
     Appraisal Rights.......................................................II-8

NGH VOTING AND INDEMNITY
     AGREEMENT..............................................................II-9
     Covenants..............................................................II-9
     Termination...........................................................II-10
     Certain Fees and Expenses.............................................II-11
     Indemnification.......................................................II-11

OPINIONS OF FINANCIAL ADVISORS.............................................II-12
     Opinion of UBS Warburg LLC............................................II-12
     Opinion of Morgan Stanley & Co.
          Incorporated.....................................................II-16
     Fee Arrangements......................................................II-21

CHAPTER THREE - ACQUISITION OF
     NGH BY RJR

NGH MERGER AGREEMENT.......................................................III-1
     The NGH Merger........................................................III-1
     Completion of the NGH Merger..........................................III-1
     Merger Consideration..................................................III-1
     Surrender of Certificates and Payment
          Procedures.......................................................III-1
     Stock Options.........................................................III-2
     Covenants.............................................................III-2
     Representations and Warranties........................................III-4
     Conditions to the NGH Merger..........................................III-5
     Termination...........................................................III-6
     Certain Fees and Expenses.............................................III-7
     Amendments and Waivers................................................III-8

OTHER MATTERS..............................................................III-8
     Regulatory Matters....................................................III-8
     Stockholder Rights Plan ..............................................III-8
     Material United States Federal Income Tax
          Consequences to NGH Stockholders
          of the NGH Merger................................................III-8
     Litigation............................................................III-9
     Appraisal Rights.....................................................III-10

CHAPTER FOUR- INFORMATION
     ABOUT THE MEETING AND
     VOTING
     Matters Relating to the Meeting.......................................IV-1
     Vote Necessary to Approve Proposals...................................IV-2
     Proxies...............................................................IV-2
     Other Business; Adjournments..........................................IV-3
     Security Ownership of Management......................................IV-4
     Security Ownership of Certain Beneficial
          Owners...........................................................IV-6

CHAPTER FIVE - ADDITIONAL
     INFORMATION FOR
     STOCKHOLDERS

FUTURE STOCKHOLDER PROPOSALS................................................V-1

WHERE YOU CAN FIND MORE
     INFORMATION............................................................V-1

ANNEXES

Annex A........  Nabisco Holdings Merger
                 Agreement
Annex B........  NGH Voting and Indemnity
                 Agreement
Annex C........  NGH Merger Agreement
Annex D........  Opinion of UBS Warburg LLC
Annex E........  Opinion of Morgan Stanley & Co.
                 Incorporated
Annex F........  Section 262 of the Delaware General
                 Corporation Law (Appraisal Rights)

                                  CHAPTER ONE
                       SUMMARY AND TRANSACTIONS OVERVIEW

                               SUMMARY TERM SHEET

Q:   What transactions are being proposed?

A:   Two transactions are being proposed:
     o the sale of Nabisco Group Holdings Corp.'s 80.5% interest in Nabisco Holdings Corp. to Philip Morris Companies Inc. and
     o the subsequent acquisition of Nabisco Group Holdings Corp. by R.J. Reynolds Tobacco Holdings, Inc. for $30 per share.

Q:   What are the reasons for the transactions?

A: Your Board of Directors believes that each of the proposed transactions is fair to and in the best interests of the company's stockholders. An important factor in the Board's determinations was the broad scope of the auction conducted by management and outside advisors for the sale of Nabisco Group Holdings and Nabisco Holdings.

Q:   What will I receive in the transactions?

A: After the acquisition of Nabisco Group Holdings is completed, you will receive $30 in exchange for each of your shares of Nabisco Group Holdings.

Q:   When is the stockholder meeting?

A:   o, 2000.

Q:   What vote of stockholders is required to approve the transactions?

A: Stockholders will vote separately on each transaction. Each transaction requires approval by holders of a majority of the outstanding shares of Nabisco Group Holdings common stock.

Q:   Are the transactions conditioned on each other?

A: R.J. Reynolds and Nabisco Group Holdings are not obligated to complete the Nabisco Group Holdings transaction unless the Nabisco Holdings transaction or a comparable acquisition transaction with respect to Nabisco Holdings is completed. The Nabisco Holdings transaction may be completed whether or not the Nabisco Group Holdings transaction is completed.

Q: What will happen if Nabisco Group Holdings sells its Nabisco Holdings shares, but is not subsequently acquired by R.J. Reynolds?

A: The Nabisco Holdings shares constitute essentially all of the assets of Nabisco Group Holdings. After the sale of these shares, Nabisco Group Holdings would have approximately $11.728 billion in cash proceeds from the sale and estimated net liabilities of approximately $450 million, before taking into account any potential tax benefits.

     If the acquisition of Nabisco Group Holdings by R.J. Reynolds is not completed, the Board of Directors of Nabisco Group Holdings will, consistent with its fiduciary duties and taking into account the legal environment in which it operates, explore alternative uses for or investment of the cash proceeds from the sale of the Nabisco Holdings shares. We can give no assurance as to the nature, timing or value of these alternatives, and we believe that the acquisition of Nabisco Group Holdings by R.J. Reynolds provides the highest value to Nabisco Group Holdings stockholders that could reasonably be expected to be achieved compared to any other possible transaction.

Q:   What should stockholders do now?

A: You should complete, sign, date and mail your proxy card in the enclosed return envelope or vote by telephone or the internet as soon as possible so that your shares may be represented at the meeting. In order to assure that your vote is obtained, please give your proxy by following the instructions on your proxy card even if you currently plan to attend the meeting in person. The Board of Directors of Nabisco Group Holdings recommends that you vote in favor of each of the transactions.

Q:   How do I vote by telephone or over the internet?

A:   Telephone and internet voting are available as follows:

     o by telephone, call 1-877-PRX-VOTE (1-877-779-8683) in the United States or 1-201-536-8073 outside the United States; or
     o    by internet, visit the website www.eproxyvote.com/ngh

     When you vote by telephone or internet, simply follow the instructions provided. You will need to provide your personal identification number from your proxy card in order to vote by either of these methods. If your shares are held in the name of a bank or broker, follow the voting instructions you receive on your proxy card. Telephone and internet voting is offered to stockholders owning shares through most banks and brokers.

Q:   What do I do if I want to change my vote?

A: Just send in a later-dated, signed proxy card to our Secretary or vote again by telephone or the internet before the meeting. Or, you can attend the meeting in person and vote. You may also revoke your proxy by sending a notice of revocation to our Secretary at 7 Campus Drive, Parsippany, NJ 07054-0311.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: If you do not provide your broker with instructions on how to vote your "street name" shares, your broker will not be permitted to vote them on the proposals. You should therefore be sure to provide your broker with instructions on how to vote your shares. If you do not give voting instructions to your broker, you will, in effect, be voting against the proposals unless you appear in person at the meeting and vote in favor of the proposals.

Q:   Should I send in my stock certificates now?

A: No. A letter of transmittal for use in surrendering your share certificates and obtaining payment for the shares will be sent to you promptly after the acquisition of Nabisco Group Holdings is completed.

Q:   Do I have appraisal rights?

A: If you so chose, you are entitled to exercise appraisal rights in connection with the acquisition of Nabisco Group Holdings. See "Chapter Three-Other Matters-Appraisal Rights".

Q:   When will the transactions be completed?

A: We are working towards completing the transactions as quickly as possible. In addition to stockholder approval, we must also obtain regulatory approvals. We expect to complete the transactions during the third or fourth quarter of 2000.

Q:   Who do I call if I have questions about the transactions?

A:   MacKenzie Partners, Inc. at 1-800-322-2885.

                                    SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the proposed transactions fully and for a more complete description of the legal terms of the transactions, you should carefully read this document and the documents to which we have referred you. Additional information about Nabisco Group Holdings Corp. ("NGH") has been filed with the Securities and Exchange Commission and is available upon request without charge; see "Where You Can Find More Information" on page V-1.

The Transactions

This proxy statement relates to two transactions:

     (1) the sale of NGH's 80.5% interest in Nabisco Holdings Corp. to Philip Morris Companies Inc. (the "Nabisco Sale") pursuant to a merger in which Philip Morris Companies Inc. will acquire all of the outstanding Nabisco Holdings Corp. common stock for $55 per share (the "Nabisco Holdings merger"), and

     (2) the subsequent acquisition of NGH pursuant to a merger in which R.J. Reynolds Tobacco Holdings, Inc. will acquire all of the outstanding NGH common stock for $30 per share (the "NGH merger").

NGH stockholders will receive $30 per NGH share upon completion of these transactions.

The Companies

Nabisco Group Holdings Corp.
Nabisco Holdings Corp.
7 Campus Drive
Parsippany, NJ 07054-0311
(973) 682-5000

NGH is a holding company which owns 100% of the outstanding Class B common stock of Nabisco Holdings Corp. ("Nabisco Holdings"), representing approximately 80.5% of the economic interest and 97.6% of the total voting power of Nabisco Holdings' outstanding common stock. Nabisco Holdings, through its operating subsidiaries, is one of the largest food companies in the world, and the largest manufacturer and marketer of cookies and crackers in the United States.

Philip Morris Companies Inc.
120 Park Avenue
New York, NY 10017-5592
(917) 663-5000

The first proposed transaction relates to the sale of NGH's 80.5% interest in Nabisco Holdings to Philip Morris Companies Inc. ("Philip Morris"). This transaction will be effected through the merger of Nabisco Holdings with a subsidiary of Philip Morris pursuant to a merger agreement. Philip Morris is a holding company whose principal wholly-owned subsidiaries, Philip Morris Incorporated, Philip Morris International Inc., Kraft Foods, Inc. and Miller Brewing Company, are engaged in the manufacture and sale of various consumer products. Philip Morris is the largest consumer packaged goods company in the world.

R.J. Reynolds Tobacco Holdings, Inc.
401 North Main Street
Winston-Salem, NC 27102-2866
(336) 741-5500

The second proposed transaction relates to the acquisition of NGH by R.J. Reynolds Tobacco Holdings, Inc. ("RJR") after the sale of NGH's 80.5% interest in Nabisco Holdings. This transaction will be effected through the merger of NGH with a subsidiary of RJR pursuant to a merger agreement. RJR, a holding company, owns 100% of the stock of its operating subsidiary, R. J. Reynolds Tobacco Company ("Reynolds Tobacco"). Reynolds Tobacco is the second largest cigarette manufacturer in the United States. Reynolds Tobacco's largest selling cigarette brands, DORAL, CAMEL, WINSTON and SALEM, were four of the top ten best-selling brands of cigarettes in the United States in 1999.

Reasons for the Transactions

The Board of Directors of NGH believes that each of the Nabisco Sale and the NGH merger is fair to and in the best interests of NGH's stockholders. An important factor in the Board's determinations was the broad scope of the auction conducted by management and outside advisors for the sale of NGH and Nabisco Holdings.

To review the reasons for the transactions in greater detail, see pages I-13 through I-15.

Recommendation to Stockholders

The Board of Directors of NGH recommends that NGH stockholders vote FOR each of the transactions.

Interests of Officers and Directors in the Transactions

When you consider the Board of Directors' recommendation that NGH stockholders vote in favor of each of the proposals, you should be aware that a number of NGH officers and directors may have interests in the transactions that are different from, or in addition to, yours (see page I-16).

Sale of Nabisco Holdings Shares

The Nabisco Holdings merger agreement and the related NGH voting and indemnity agreement are attached as Annex A and Annex B to this proxy statement. We encourage you to read these agreements as they are the legal documents that govern the sale of the Nabisco Holdings shares.

Consideration

In the Nabisco Holdings merger, each share of Nabisco Holdings common stock (including the 213,250,000 shares of Class B common stock of Nabisco Holdings owned by NGH) will be exchanged for $55 in cash. The Nabisco Sale represents approximately $11.728 billion in gross proceeds to NGH before giving effect to the liabilities of NGH.

NGH Stockholder Vote Required to Approve the
     Nabisco Sale

The Nabisco Sale requires approval by holders of a majority of the outstanding shares of NGH common stock because the Nabisco Holdings shares constitute substantially all of the assets of NGH.

NGH has entered into a voting and indemnity agreement with Philip Morris with respect to the Nabisco Sale. The agreement generally provides that, upon receiving approval of the Nabisco Sale from the NGH stockholders, NGH will promptly vote in favor of (or execute a written consent adopting) the Nabisco Holdings merger. The approval by NGH is the only approval from Nabisco Holdings stockholders required to complete the Nabisco Holdings merger. The voting and indemnity agreement is described in Chapter Two.

Opinions of Financial Advisors (see page II-12)

In deciding to approve the Nabisco Sale, NGH's Board of Directors considered the opinions of NGH's financial advisors. The Board received written opinions dated June 25, 2000 from each of UBS Warburg LLC and Morgan Stanley & Co. Incorporated to the effect that the consideration to be received by Nabisco Holdings stockholders, including NGH, in the Nabisco Holdings merger is fair to such stockholders from a financial point of view. These opinions are attached as Annex D and Annex E.

Regulatory Approvals (see page II-8)

The Nabisco Holdings merger cannot be completed until

     o the waiting period under the Hart-Scott- Rodino Act has expired or been terminated; and
     o    the European Commission approves the merger.

Independent Transaction

The Nabisco Holdings merger is an independent transaction. It will be completed if the Nabisco Sale is approved by holders of a majority of NGH's outstanding shares and the other conditions to the Nabisco Holdings merger are satisfied. The completion of the Nabisco Holdings merger is not dependent on the completion of the NGH merger. In the event the Nabisco Holdings merger is completed and the NGH merger is not completed, NGH will hold the proceeds of the Nabisco Sale but NGH stockholders will not immediately receive any cash for their NGH shares.

Conditions to the Nabisco Sale (see page II-5)

The obligation of Nabisco Holdings and Philip Morris to complete the Nabisco Holdings merger depends upon meeting a number of conditions, including the following:

     o approval by NGH (which, in turn, depends on approval by NGH stockholders of the Nabisco Sale);
     o no law, court order or injunction shall prohibit the Nabisco Holdings merger;
     o    receipt of the regulatory approvals we refer to above;
     o accuracy as of the closing of the representations and warranties made by the other party to the extent specified in the Nabisco Holdings merger agreement; and
     o performance in all material respects by the other party of the obligations required to be performed at or prior to closing.

In addition, Philip Morris's obligation to complete the Nabisco Holdings merger is subject to receipt of all required consents and approvals of governmental entities, except those that, if not received, would not have a material adverse effect on Nabisco Holdings.

Termination of the Nabisco Holdings Merger
     Agreement (see page II-6)

Nabisco Holdings and Philip Morris may mutually agree at any time prior to the completion of the Nabisco Holdings merger to terminate the Nabisco Holdings merger agreement. In addition, either Nabisco Holdings or Philip Morris may terminate the Nabisco Holdings merger agreement if:

     (1)  the Nabisco Holdings merger has not been completed by April 30, 2001;
     (2) there is a permanent legal prohibition to the completion of the Nabisco Holdings merger;
     (3)  NGH stockholders do not approve the Nabisco Sale;
     (4) the NGH voting and indemnity agreement has been terminated because the NGH Board has withdrawn its recommendation of the Nabisco Holdings merger agreement or NGH has accepted a superior proposal or breached its obligation to vote in favor of the Nabisco Holdings merger; or
     (5) a change in tax law occurs that would reasonably be expected to result in specified adverse tax consequences.

Philip Morris may terminate the Nabisco Holdings merger agreement if:

     (6) the Nabisco Holdings Board fails to recommend the Nabisco Holdings merger, withdraws or modifies in a manner adverse to Philip Morris its approval or recommendation of the Nabisco Holdings merger or approves or recommends a superior proposal relating to an acquisition of Nabisco Holdings;
     (7) Nabisco Holdings enters into or announces its intention to enter into a definitive agreement with respect to a superior proposal relating to an acquisition of Nabisco Holdings; or
     (8) Nabisco Holdings fails to perform in any material respect any material obligation under the Nabisco Holdings merger agreement, or materially breaches its representations and warranties.

Nabisco Holdings may terminate the Nabisco Holdings merger agreement if:

     (9) its Board authorizes Nabisco Holdings to enter into a written agreement concerning a superior proposal with respect to Nabisco Holdings, so long as Nabisco Holdings has complied with the non-solicitation, board recommendation, notice, negotiation and termination fee provisions of the Nabisco Holdings merger agreement and Philip Morris has not made a definitive, binding offer that is at least as favorable to the Nabisco Holdings stockholders as the superior proposal; or
     (10) Philip Morris fails to perform in any material respect any material obligation under the Nabisco Holdings merger agreement or materially breaches its representations and warranties.

Termination Fees and Expense Reimbursement (see page II-7)

Nabisco Holdings must pay Philip Morris a termination fee of $445 million if:

     o the Nabisco Holdings merger agreement terminates as described in items (6), (7) or (9) above;
     o    the Nabisco Holdings merger agreement terminates as described in item
          (8) above, if at the time of termination a third party has made an acquisition proposal relating to an acquisition of Nabisco Holdings and within nine months after termination of the Nabisco Holdings merger agreement, Nabisco Holdings enters into a definitive agreement relating to any acquisition proposal or such a transaction is completed; or
     o the Nabisco Holdings merger agreement terminates as described in items (3) or (4) above and prior to the NGH stockholder meeting, a third party or Nabisco Holdings has publicly announced an acquisition proposal relating to the acquisition of Nabisco Holdings and within nine months after termination of the Nabisco Holdings merger agreement, Nabisco Holdings enters into a definitive agreement relating to any acquisition proposal or such a transaction is completed.

Nabisco Holdings must pay Philip Morris up to $30 million for Philip Morris's transaction-related expenses if:

     o    the Nabisco Holdings merger agreement terminates as described in item
          (8) above, if at the time of termination, a third party has made an acquisition proposal for Nabisco Holdings; or
     o    the Nabisco Holdings merger agreement terminates as described in item
          (3) above.

The expense reimbursement payment would reduce the $445 million payment if it becomes payable.

Philip Morris must pay Nabisco Holdings up to $30 million for Nabisco Holdings' transaction-related expenses if the Nabisco Holdings merger agreement terminates as described in item (10) above.


Appraisal Rights

NGH stockholders do not have any appraisal rights in connection with the Nabisco Sale.

Acquisition of NGH by RJR

The NGH merger agreement is attached as Annex C to this proxy statement. We encourage you to read the NGH merger agreement as it is the legal document that governs the acquisition of NGH.

Consideration

In the NGH merger, NGH stockholders will receive $30 in exchange for each share of NGH common stock.

NGH Stockholder Vote Required to Approve the
     NGH Merger

The NGH merger requires approval by holders of a majority of the outstanding shares of NGH common stock.

Regulatory Approvals

The NGH merger cannot be completed until the applicable waiting period under the Hart-Scott-Rodino Act has expired or been terminated.

NGH Merger Conditioned on Nabisco Sale

The NGH merger is conditioned on completion of the Nabisco Sale or a comparable acquisition transaction involving Nabisco Holdings. If no such transaction occurs, NGH and RJR will not be obligated to proceed with the NGH merger.

Other Conditions to the NGH Merger (see page III-5)

The obligation of NGH and RJR to complete the NGH merger depends upon meeting a number of conditions, including the following:

    o completion of the Nabisco Holdings merger, or a comparable acquisition transaction, as discussed above;
    o     approval by the stockholders of NGH;
    o no law, court order, verdict or injunction shall (1) prohibit the NGH merger or (2) cause completion of the NGH merger to constitute a breach of the fiduciary duties of the Board of Directors of either party;
    o     expiration or termination of the Hart-Scott-Rodino Act waiting period;

     o accuracy as of the closing of the representations and warranties made by the other party to the extent specified in the NGH merger agreement; and
     o performance in all material respects by the other party of the obligations required to be performed at or prior to closing.

RJR's obligation to complete the NGH merger is subject to additional conditions, including:

     o NGH must have at least $11.728 billion (less transaction costs) in cash in its bank accounts; and
     o NGH must have complied with its covenant to require Nabisco Holdings to pay its customary quarterly cash dividend prior to the time NGH's customary quarterly cash dividend is due.

Termination of the NGH Merger Agreement (see page III-6)

NGH and RJR may mutually agree at any time prior to the completion of the NGH merger to terminate the NGH merger agreement. In addition, either NGH or RJR may terminate the NGH merger agreement if:

     (1) the NGH merger has not been completed by April 30, 2001 (or such later date on which any agreement relating to an alternative Nabisco Holdings merger shall terminate);
     (2) there is a permanent legal prohibition to the completion of the NGH merger;
     (3)  NGH stockholders do not adopt the NGH merger agreement;
     (4) the Nabisco Holdings merger agreement has been terminated for any reason other than acceptance by Nabisco Holdings of a superior proposal;
     (5) the information set forth in representation letters supporting the tax opinion of Davis Polk & Wardwell delivered in connection with the transactions is not true in all material respects; or
     (6) a change in tax law occurs that would reasonably be expected to result in specified adverse tax consequences.

RJR may terminate the NGH merger agreement if:

     (7) the NGH Board fails to recommend the NGH merger, withdraws or modifies in a manner adverse to RJR its approval or recommendation of the NGH merger or approves or recommends a superior proposal;
     (8) NGH enters into or announces its intention to enter into a definitive agreement with respect to a superior proposal;
     (9) NGH fails to perform in any material respect any material obligation under the NGH merger agreement, or materially breaches its representations and warranties; or
     (10) a law, court order, verdict or injunction shall cause completion of the NGH merger to constitute a breach of the fiduciary duties of the Board of Directors of RJR.

NGH may terminate the NGH merger agreement if:

     (11) its Board authorizes NGH to enter into a written agreement concerning a superior proposal with respect to NGH, so long as NGH has complied with the non- solicitation, board recommendation, notice, negotiation and termination fee provisions of the NGH merger agreement and RJR has not made a definitive, binding offer that is at least as favorable to the NGH stockholders as the superior proposal;
     (12) RJR fails to perform in any material respect any material obligation under the NGH merger agreement, or materially breaches any of its representations and warranties; or
     (13) a law, court order, verdict or injunction shall cause completion of the NGH merger to constitute a breach of the fiduciary duties of the Board of Directors of NGH.

Termination Fees and Expense Reimbursement (see page III-7)

NGH must pay RJR a termination fee of $300 million if:

    o     the NGH merger agreement terminates as described in items (7), (8),
          (11) or (13) above;

     o the NGH merger agreement terminates as described in item (9) above, if at the time of termination a third party has made an acquisition proposal and within nine months after termination of the NGH merger agreement, NGH enters into a definitive agreement relating to any acquisition proposal or such a transaction is completed;
     o the NGH merger agreement terminates as described in item (3) above and prior to the NGH stockholder meeting, a third party or NGH has publicly announced an acquisition proposal and within nine months after termination of the NGH merger agreement, NGH enters into a definitive agreement relating to any acquisition proposal or such a transaction is completed; or
     o the NGH merger agreement terminates as described in item (4) above and at such time a third party has made an acquisition proposal with respect to NGH and within nine months after termination of the NGH merger agreement, NGH enters into a definitive agreement relating to any acquisition proposal with respect to NGH or such a transaction is completed.

NGH must pay RJR up to $30 million for RJR's transaction-related expenses if:

     o the NGH merger agreement terminates as described in item (9) above, if at the time of termination, a third party has made an acquisition proposal for NGH; or
     o    the NGH merger agreement terminates as described in item (3) above.

The expense reimbursement payment would reduce the $300 million payment if it becomes payable.

RJR must pay NGH up to $30 million for NGH's transaction-related expenses if the NGH merger agreement terminates as described in item (12) above.


Material U.S. Federal Income Tax Consequences to
     NGH Stockholders of the NGH Merger (see page III-8)

The receipt by an NGH stockholder of cash for NGH shares will be a taxable transaction for United States federal income tax purposes. An NGH stockholder generally will recognize gain or loss in an amount equal to the difference between the cash received by the stockholder and the stockholder's tax basis in the NGH shares surrendered in the NGH merger. That gain or loss will be a capital gain or loss if the NGH shares are held as a capital asset by the NGH stockholder.

Appraisal Rights (see page III-10)

NGH stockholders will be entitled to appraisal rights under Section 262 of the Delaware General Corporation Law in connection with the NGH merger. Section 262 is reprinted in its entirety as Annex F to this proxy statement.

Annex F should be reviewed carefully by anyone who wishes to exercise statutory appraisal rights or who wishes to preserve the right to do so, because failure to comply strictly with the procedures set forth in Annex F may result in the loss of appraisal rights.

                             TRANSACTIONS OVERVIEW

General

     NGH's Board of Directors is using this proxy statement to solicit proxies from the stockholders of NGH for use at the special meeting. At the special meeting, NGH stockholders will vote on two transactions:

     o the sale of NGH's 80.5% interest in Nabisco Holdings to Philip Morris for $55 per Nabisco Holdings share; and

     o the subsequent acquisition of NGH by RJR for $30 per share (collectively, the "transactions").

     The NGH Board of Directors has approved, and recommends that NGH stockholders approve, the sale of all 213,250,000 shares of Class B common stock of Nabisco Holdings currently owned by NGH (the "Nabisco Sale"). We are seeking approval from NGH stockholders for this transaction because it constitutes the disposition of substantially all of the assets of NGH.

     The proposed Nabisco Sale would occur pursuant to the Agreement and Plan of Merger dated as of June 25, 2000 among Nabisco Holdings, Philip Morris and Strike Acquisition Corp., a wholly-owned subsidiary of Philip Morris (the "Nabisco Holdings merger agreement"). As more fully described in Chapter Two of this proxy statement, under this agreement all outstanding shares of Nabisco Holdings common stock - including the Class A shares held by Nabisco Holdings public stockholders and the Class B shares held by NGH - will at the completion of the Nabisco Holdings merger be converted into the right to receive $55 per share in cash. This represents approximately $11.728 billion in gross proceeds to NGH from the sale of its Class B shares of Nabisco Holdings.

     If NGH stockholders approve the Nabisco Sale, NGH will act by written consent, as controlling stockholder of Nabisco Holdings, to adopt the Nabisco Holdings merger agreement. Since NGH holds 97.6% of the voting power of Nabisco Holdings, no approval by the Nabisco Holdings public stockholders will be required. NGH's obligation to vote in favor of the Nabisco Holdings merger agreement, and against any competing proposals, is set forth in the NGH voting and indemnity agreement described in Chapter Two of this proxy statement.

     After completion of the Nabisco Holdings merger, NGH will have approximately $11.728 billion in proceeds from the Nabisco Sale and estimated net liabilities of approximately $450 million, before taking into account any potential tax benefits. As more fully described in Chapter Three of this proxy statement, the NGH Board of Directors has approved, and recommends that NGH stockholders approve, a second transaction in which NGH would then be acquired pursuant to an Agreement and Plan of Merger dated as of June 25, 2000 among NGH, RJR and RJR Acquisition Corp., a wholly-owned subsidiary of RJR (the "NGH merger agreement"). As more fully described in Chapter Three of this proxy statement, under this agreement all outstanding shares of NGH common stock will at the completion of the NGH merger be converted into the right to receive $30 per share in cash. Based on 326,357,077 NGH shares outstanding as of June 30, 2000, this represents approximately $9.8 billion payable for all shares of NGH, or approximately 86.9% of NGH's anticipated net assets of approximately $11.278 billion after the sale of its Nabisco Holdings shares.

     Each of the Nabisco Sale and the NGH merger requires the affirmative vote of a majority of the outstanding shares of NGH common stock. NGH stockholders will vote on each transaction separately. Completion of the Nabisco Sale is not conditioned on approval of the NGH merger. However, the NGH merger cannot be completed unless the Nabisco Sale, or another comparable acquisition transaction involving Nabisco Holdings, is completed. Failure by NGH stockholders to approve the Nabisco Sale means that the Nabisco Sale will not occur and, unless a comparable acquisition transaction relating to Nabisco Holdings is approved, neither NGH nor RJR will be obligated to proceed with the NGH merger.

     Chapter One of this proxy statement provides an overview of the transactions, including the background of and reasons for the transactions and the interests of officers and directors in the transactions. Chapter Two discusses the sale of the Nabisco Holdings shares pursuant to the Nabisco Holdings merger agreement. Chapter Three discusses the subsequent acquisition of NGH pursuant to the NGH merger agreement.

Company Information and the 1999 Restructuring

     NGH is a holding company which owns 100% of the outstanding shares of Class B common stock of Nabisco Holdings, representing approximately 80.5% of the economic interest and 97.6% of the total voting power of Nabisco Holdings' outstanding common stock. Nabisco Holdings, through its operating subsidiaries, is one of the largest food companies in the world, and the largest manufacturer and marketer of cookies and crackers in the United States.

     Prior to the second quarter of 1999, NGH also owned 100% of R.J. Reynolds Tobacco Holdings, Inc. ("RJR"), a holding company which owns R. J. Reynolds Tobacco Company ("Reynolds Tobacco"). During the second quarter of 1999, a series of reorganization transactions was completed, as a result of which NGH, Nabisco Holdings and its subsidiaries are no longer affiliated with RJR, Reynolds Tobacco and its subsidiaries. The principal transactions that affected NGH were the following:

     o On May 12, 1999, RJR and Reynolds Tobacco completed the sale of their international tobacco business to Japan Tobacco Inc. for $8 billion, including the assumption of approximately $200 million of net debt. Proceeds from the sale were used to reduce debt and for general corporate purposes.

     o On May 18, 1999, RJR transferred all of the outstanding Class B common stock of Nabisco Holdings to NGH through a merger transaction (the "Nabisco Holdings Distribution").

     o On June 14, 1999, NGH distributed all of the outstanding shares of RJR common stock to NGH common stockholders of record as of May 27, 1999 (the "RJR Spinoff").

     In connection with the 1999 restructuring, NGH, RJR, Nabisco Holdings and Reynolds Tobacco entered into a Tax Sharing Agreement dated as of June 14, 1999. The Tax Sharing Agreement contains a number of covenants that are intended to protect the tax-free nature of the RJR Spinoff and the Nabisco Holdings Distribution, including a covenant that neither NGH nor Nabisco Holdings will merge with any other person before June 14, 2001, unless the companies obtain an opinion of Davis Polk & Wardwell acceptable to RJR and Reynolds Tobacco, or a ruling from the IRS, in either case to the effect that the proposed transactions will not cause the RJR Spinoff to be taxable to NGH or the Nabisco Holdings Distribution to be taxable to RJR or NGH.

Background of the Transactions

     On February 4, 2000, Carl C. Icahn and certain of his affiliates ("Icahn") filed a statement of beneficial ownership on Schedule 13D disclosing that since December 3, 1999 Icahn had acquired 6.7% of NGH's shares "because [Icahn] believe[d] that they are undervalued compared to their intrinsic worth". The statement further indicated that Icahn "may, from time to time, communicate with [NGH] concerning its affairs, including, possibly, exploring methods to enhance stockholder value". On March 1, 2000, Icahn filed an amendment to the
Schedule 13D, indicating that Icahn's ownership of NGH had increased to 7.8%.

     On March 10, 2000, Icahn & Co., Inc., an Icahn affiliate, sent a letter notifying NGH of its intention to propose nominations of persons for election as directors at NGH's 2000 Annual Meeting of Stockholders. By this time, Mr. Icahn had also increased his beneficial ownership of NGH to 8.9%.

     On March 13, 2000, in response to the risks to NGH and its stockholders posed by Mr. Icahn and his accumulation of stock, the Board of Directors of NGH adopted a stockholder rights plan, which would be triggered if any person acquired 10% or more of NGH's stock.

     On March 30, 2000, Mr. Icahn sent a letter to the Board of Directors of NGH stating that he was prepared to commence a tender offer for 100 million shares of NGH's common stock at $13.00 per share, subject to certain conditions, including that the Board of Directors (1) eliminate NGH's stockholder rights plan, (2) approve his purchase of shares in the proposed tender offer for purposes of Section 203 of the Delaware General Corporation Law and (3) change the 2000 Annual Meeting so that he would be able to vote the shares he purchased in the proposed tender offer at that meeting. By March 30, 2000, Mr. Icahn had further increased his beneficial ownership of NGH to 9.6%. Consummation of the proposed offer would have resulted in Icahn owning over 131 million shares in total, or approximately 40% of NGH.

     On the same day, NGH issued a press release stating that the proposal would be reviewed by the Board of Directors and urging that NGH stockholders take no action pending further announcement from the Board.

     On April 3, 2000, the Board of Directors held a special meeting to consider the proposal set forth in Mr. Icahn's letter. At that meeting, the Board of Directors unanimously determined that the price offered in Mr. Icahn's letter was inadequate and that his proposal was not in the best interests of NGH's stockholders. It was the consensus of the Board that, in the absence of Mr. Icahn's proposal and threatened proxy contest, NGH and its stockholders would be best served by continuing with Nabisco Holdings' strategic plan and staying the course as an independent public company while Nabisco Holdings' business and financial results continued to improve. However, the Board concluded, based on the advice of its financial and legal advisors and proxy solicitor, that continuing with this strategy in the face of Mr. Icahn's actions presented a substantial risk that Icahn could gain control of NGH without providing stockholders adequate value, and thus that the Board should explore all practicable alternatives. As a result, NGH issued a press release announcing that its Board of Directors had directed its management to explore all alternatives to maximize stockholder value, including the sale of NGH or the sale of NGH's 80.5% ownership interest in Nabisco Holdings. NGH also announced that it had engaged UBS Warburg LLC ("UBS Warburg") and Morgan Stanley & Co. Incorporated ("Morgan Stanley") as financial advisors.

     The following day, Mr. Icahn sent a letter to the Board of Directors of NGH indicating that, subject to due diligence by himself and his banking institutions for a three-week period, he would be willing to pay $16 per share for all outstanding NGH shares in a transaction to be completed on a "friendly" basis.

     NGH responded on April 5, 2000 with a letter to Mr. Icahn inviting him to join the process then being implemented by NGH's financial advisors, aimed at assuring that NGH stockholders received the greatest value possible for their shares. NGH encouraged Mr. Icahn to contact NGH's financial advisors to obtain a confidentiality agreement and a schedule for submission of bids. NGH noted that the Board of Directors would consider all bona fide proposals at the appropriate time.

     On April 10, 2000, Icahn executed a confidentiality agreement with NGH. The agreement contained a limited standstill provision, under which Icahn agreed to refrain from making an unsolicited offer for NGH or waging a proxy contest until the earlier of July 15, 2000 and the date a definitive agreement is executed with any person for the sale of NGH or Nabisco Holdings.

     Beginning the first week of April 2000, management and the financial and legal advisors of NGH conducted an auction process for the sale of NGH and Nabisco Holdings. The financial and legal advisors contacted numerous potential bidders. On April 6, 2000, confidentiality agreements were sent to a number of these parties, and 15 such agreements in total were signed over the following weeks. In particular, confidentiality agreements were signed with Philip Morris on April 19, 2000 and with RJR on May 5, 2000. Starting on April 12, 2000, NGH's legal and financial advisors began meeting with potential bidders to discuss due diligence issues. Numerous such meetings were held during April and May.

     Representatives of NGH contacted several parties, including RJR, regarding their possible interest in the acquisition of NGH after the sale of Nabisco Holdings. NGH's legal advisors met with the legal advisors of one party, other than RJR, to discuss structural issues. A meeting between senior management of NGH and that party followed. The party later reported it would not be submitting a bid in the auction process, but would continue to evaluate making a proposal once a definitive agreement for the sale of Nabisco Holdings had been signed. In addition, because of RJR's status as a party to the Tax Sharing Agreement described above and as a member of the NGH consolidated tax group prior to the RJR Spinoff, management and legal advisors of NGH and RJR had a number of conversations about the impact of the proposed transactions on the tax treatment of the 1999 restructuring.

     On May 11, 2000, the financial advisors received preliminary indications of interest from a number of bidders. Three parties, including Philip Morris, submitted bids for Nabisco Holdings. One party submitted a bid for a portion of Nabisco Holdings' assets. Icahn submitted a bid for NGH; RJR submitted a bid for NGH after the sale of Nabisco Holdings. These parties were invited to pursue a further due diligence investigation of NGH and Nabisco Holdings through management presentations and visits to a data room, each of which began on May 22 and continued for several weeks thereafter. After May 11, 2000, one additional party presented a preliminary proposal to acquire Nabisco Holdings, and that party thereafter was permitted to participate in the due diligence process.

     On June 7, 2000, draft merger agreements and a draft NGH voting agreement were sent to the bidders. Bidders submitted final bids at the close of business on June 21, 2000.

     In its June 21st bid, Philip Morris offered to purchase 100% of the capital stock of Nabisco Holdings for $54 per share. On June 22, 2000, in the course of discussions with NGH and Nabisco Holdings, Philip Morris indicated that it would be prepared to increase its bid to $55 per share and pay $50 million in transaction-related expenses if the parties could come to agreement quickly on the other terms outlined in Philip Morris's June 21st proposal. In response to Philip Morris's request for a period of exclusive negotiations, NGH sent a letter to Philip Morris committing not to negotiate with anyone else for the sale of Nabisco Holdings until the Board had either accepted or rejected Philip Morris's offer.

     Another bid for Nabisco Holdings was submitted on June 21st by another party at a lower price than the Philip Morris bid. On June 23rd, the financial advisors for this other party contacted Nabisco Holdings' financial advisors and indicated that they were in the process of putting together a higher bid. Nabisco Holdings' financial advisors responded that, in view of the late stage of the auction process, any enhanced bid should be submitted as soon as possible. No such bid was ever submitted.

     In its June 21st bid, RJR offered to purchase 100% of the capital stock of NGH, after the sale of Nabisco Holdings had been completed, for a specified percentage of the net after-tax proceeds received by NGH from such sale, which percentage varied depending on the sale price of Nabisco Holdings. Based on a $55 per share price for Nabisco Holdings and RJR's assumptions as to NGH's net liabilities, this bid implied a per share price for NGH of $28.22. On June 22, 2000, a series of discussions occurred between the legal and financial advisors for NGH and RJR. Following these discussions, senior management of NGH and RJR had several conversations regarding RJR's offer. During the course of those conversations, NGH's representatives advised RJR that it should assume that NGH and Nabisco Holdings would be accepting an offer for Nabisco Holdings at $55 per share. At the conclusion of these discussions, RJR agreed to increase its bid to $30 per NGH share.

     In his June 21st bid, Mr. Icahn offered to acquire NGH, assuming no prior sale of Nabisco Holdings, for a combination of $19 in cash and $9 face value in two-year 14% notes for each NGH share. The bid contemplated increasing the leverage at Nabisco Holdings by approximately $3.5 billion in order to finance a substantial portion of the NGH acquisition. Financing for the transactions was not committed and was subject to further due diligence by Mr. Icahn's lenders. On June 22, 2000, Steven F. Goldstone, Chairman of NGH and Nabisco Holdings, telephoned Mr. Icahn to request that he consider raising his bid for NGH. Later that day, Mr. Icahn sent a letter to Mr. Goldstone increasing his bid to $19 in cash and $12 face value in two-year 14% notes for each NGH share. Alternatively, Mr. Icahn offered to acquire NGH after the sale of Nabisco Holdings for 88% of the cash proceeds to NGH from such sale, net of taxes and other liabilities. This offer was conditioned on obtaining financing, which Mr. Icahn estimated would take three weeks.

     On June 23, 2000, the NGH Board and Nabisco Holdings Board held a joint meeting to evaluate the bids. The Boards received a presentation from UBS Warburg and Morgan Stanley regarding the financial aspects of the proposals, and from Davis Polk & Wardwell regarding the legal aspects of the proposals. At the conclusion of the meeting, the Boards instructed management, along with the financial and legal advisors, to pursue negotiations with

Philip Morris for the acquisition of Nabisco Holdings and with RJR for the acquisition of NGH, subject to final approval by the Boards.

     Management and the legal advisors for the parties negotiated the terms of the definitive agreements in the following days. Davis Polk & Wardwell delivered the tax opinion required under the Tax Sharing Agreement with respect to the proposed transactions, and RJR confirmed that such opinion was acceptable to RJR for purposes of these transactions.

     On June 25, 2000, the NGH Board and Nabisco Holdings Board held a joint meeting to give final consideration to the transactions. Davis Polk & Wardwell made a presentation regarding the terms and conditions of the Nabisco Holdings merger agreement with Philip Morris, the related NGH voting and indemnity agreement and the NGH merger agreement with RJR. Each of UBS Warburg and Morgan Stanley delivered its oral opinion to the Nabisco Holdings and NGH Boards, which was subsequently confirmed in writing, that as of such date and based upon and subject to the matters stated in the opinion, the consideration to be received in the Nabisco Holdings merger is fair from a financial point of view to Nabisco Holdings stockholders, including NGH. The NGH Board did not request, and did not receive, a fairness opinion from its financial advisors relating to the NGH merger. By the affirmative vote of all directors present, the Nabisco Holdings Board then approved the Nabisco Holdings merger agreement and the NGH voting and indemnity agreement, and the NGH Board approved the NGH merger agreement, the NGH voting and indemnity agreement and the sale of the Nabisco Holdings shares by NGH. NGH issued a press release that afternoon announcing the transactions.

NGH's Reasons for the Transactions; Recommendation of the NGH Board of Directors

     At its June 25, 2000 meeting, the Board of Directors of NGH determined that the NGH merger and the Nabisco Sale are each fair to and in the best interests of NGH and its stockholders, and approved the NGH merger agreement, the NGH voting and indemnity agreement and the Nabisco Sale. Accordingly, the Board of Directors of NGH recommends that NGH's stockholders vote "FOR" approval of (1) the Nabisco Sale and (2) the NGH merger.

     In the course of reaching its decision to approve the Nabisco Sale, the NGH Board of Directors consulted with NGH's management, as well as its financial and legal advisors, and considered the following factors:

          (1) the broad scope of the auction for NGH and Nabisco Holdings conducted by management and the financial and legal advisors, which involved contacting all parties that were likely to have a potential interest and providing substantial due diligence information to bidders;

          (2) the fact that the merger consideration of $55 per Nabisco Holdings share represented a premium of approximately 101% over the closing price of Nabisco Holdings stock on March 29, 2000, the day prior to the announcement by Mr. Ichan of his proposal to acquire 100 million NGH shares for $13 per share;

          (3) the opinions of UBS Warburg and Morgan Stanley that, as of June 25, 2000 and based upon and subject to the matters stated in the opinions, the consideration to be received in the Nabisco Holdings merger is fair, from a financial point of view, to Nabisco Holdings' stockholders, including NGH;

          (4) the fact that the Nabisco Holdings merger agreement did not include a financing condition and the Board's conclusion, based on consultation with its legal and financial advisors and information provided by Philip Morris, that Philip Morris could reasonably finance the purchase price for the Nabisco Holdings merger;

          (5) the lack of any required approval by Philip Morris stockholders to complete the Nabisco Holdings merger;

          (6) the opinion of Davis Polk & Wardwell that the proposed transactions will not cause the Nabisco Holdings Distribution or the RJR Spinoff to be taxable, which opinion was required under the Tax Sharing Agreement; and

          (7) the terms and conditions of the Nabisco Holdings merger agreement and the NGH voting and indemnity agreement, including the provisions that permit Nabisco Holdings or NGH to furnish information to and participate in discussions or negotiations with a third party that has made an unsolicited acquisition proposal if the applicable Board of Directors determines in good faith that such an acquisition proposal is likely to result in a superior proposal (as described under "Chapter Two--Nabisco Holdings Merger Agreement-Covenants-No Solicitation by Nabisco Holdings") and to terminate the Nabisco Holdings merger agreement to accept such superior proposal upon prior notice to, and further negotiations with, Philip Morris and payment of a $445 million termination fee.

     In the course of reaching its decision to approve the NGH merger, the NGH Board of Directors consulted with NGH's management, as well as its financial and legal advisors, and considered the following factors:

          (1) the broad scope of the auction for NGH and Nabisco Holdings conducted by management and the financial and legal advisors, which involved contacting all parties that were likely to have a potential interest and providing substantial due diligence information to bidders;

          (2) the fact that the merger consideration of $30 per NGH share represented a premium of approximately 222% over the closing price of NGH stock on March 29, 2000, the day prior to the announcement by Mr. Icahn of his proposal to acquire 100 million NGH shares for $13 per share;

          (3) the historical discount between the trading price of NGH shares and the value of NGH's 80.5% interest in Nabisco Holdings based on the trading price for the Class A common stock of Nabisco Holdings, which discount reached a high of 57.9%, a low of 21.3% and averaged 39.6% since the RJR Spinoff on June 14, 1999;

          (4) the fact that $30 per NGH share represents a 16.3% discount to the $55 per share price being paid in the Nabisco Holdings merger, substantially less than the historical trading discount, and was at a fixed price not dependent on a calculation of NGH's net liabilities;*

          (5) the Board's belief that, while the price offered by Mr. Icahn for NGH (after the sale of Nabisco Holdings) was comparable to RJR's $30 per share price after taking into account net liabilities, Mr. Icahn's offer presented greater risk of non-completion because (x) the offer would have involved negotiation with Mr. Icahn about the amount of NGH's net liabilities upon which his offer was based, (y) the offer did not address the terms and conditions upon which Mr. Icahn would have been willing to sign a definitive merger agreement, in contrast to the RJR proposal and
     (z) statements made by RJR to NGH representatives indicated that there was a substantial risk that any transaction with Mr. Icahn could give rise to a dispute with RJR under the Tax Sharing Agreement;

          (6) the opinion of Davis Polk & Wardwell that the proposed transactions will not cause the Nabisco Holdings Distribution or the RJR Spinoff to be taxable, which opinion was required under the Tax Sharing Agreement;

--------
     * To calculate the relative discount of an NGH share to a Nabisco Holdings share, you need to take into account NGH's 80.5% ownership interest in Nabisco Holdings and the number of shares outstanding of both companies. If there were no discount, the price of an NGH share would equal 65.2% of the price of a Nabisco Holdings share. As such, $30 per NGH share represents a 16.3% discount to $55 per Nabisco Holdings share because:

          ($55) x (0.652) = $35.86
          $30.00 versus $35.86 --> 16.3% discount

          (7) the Board's consideration of alternative uses for the cash proceeds from the Nabisco Sale, and its conclusion that the acquisition of NGH at an attractive price provided the highest value to NGH stockholders that could reasonably be expected to be achieved compared to any other possible transaction structure; and

          (8) the terms and conditions of the NGH merger agreement, including the provisions that permit NGH to furnish information to and participate in discussions or negotiations with a third party that has made an unsolicited acquisition proposal if the NGH Board of Directors determines in good faith that such acquisition proposal is likely to result in a superior proposal (as described under "Chapter Three--NGH Merger Agreement-Covenants-No Solicitation by NGH") and to terminate the NGH merger agreement to accept such superior proposal upon prior notice to, and further negotiations with, RJR and payment of a $300 million termination fee.

     In view of the wide variety of factors considered in connection with its evaluation of the Nabisco Sale and the NGH merger and the complexity of these matters, the NGH Board of Directors did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to the factors considered in connection with each recommendation. The NGH Board relied on the experience and expertise of UBS Warburg and Morgan Stanley, its financial advisors, for quantitative analysis of the financial terms of the Nabisco Sale (see "Chapter Two--Opinions of Financial Advisors") and the NGH merger. In addition, the NGH Board did not undertake to make any specific determination as to whether any particular factor was essential to the NGH Board's ultimate determination, but rather the NGH Board conducted an overall analysis of the factors described above, including through discussions with and questioning of NGH's management and legal and financial advisors. In considering the factors described above, individual members of the NGH Board of Directors may have given different weight to different factors.

            INTERESTS OF OFFICERS AND DIRECTORS IN THE TRANSACTIONS

     In considering the recommendations of the NGH Board with respect to the transactions, you should be aware that the officers and directors of NGH have interests in the transactions that are different from, or in addition to, their interests as stockholders of NGH generally. The NGH Board was aware of these interests and considered them, among other matters, in approving the Nabisco Sale, the NGH merger agreement, the NGH voting and indemnity agreement and the transactions contemplated by these agreements.

Stock Options, Restricted Stock and Restricted Stock Units

     NGH's and Nabisco Holdings' Long-Term Incentive Plans (each, an "LTIP") contain change of control provisions that will give rise to accelerated vesting of outstanding unvested options as a result of the transactions. In addition, shares of restricted stock, restricted stock units and certain contingent performance shares outstanding under each LTIP will also be subject to accelerated vesting upon stockholder approval of the transactions. Any NGH or Nabisco Holdings option held by a current or former employee or director that is not exercised before completion of the transactions will be cancelled in exchange for a cash payment. Outstanding NGH options held by individuals actively employed by the predecessor to NGH or its subsidiaries on October 11, 1995 and NGH options granted thereafter and prior to January 15, 1999, will be cancelled in exchange for a cash payment equal to the value of the NGH options using a specified "Black-Scholes Methodology" (see Note 4 to the following table). All other NGH options and all Nabisco Holdings options will be cancelled in exchange for a cash payment equal to the difference between the option exercise price and $30.00 (for NGH options) or $55.00 (for Nabisco Holdings options), respectively (in each case, the "Option Spread").

     The following table shows the number of unvested NGH and Nabisco Holdings options held by NGH's and Nabisco Holdings' executive officers and directors whose vesting will accelerate as a result of the transactions, the number of already vested options and the estimated value of all NGH options and Nabisco Holdings options held by such persons.

                                                                                           Number of
                                                                                           Unvested
                                      Number of                                             Nabisco
                                     Unvested NGH                                           Holdings                     Aggregate
                                     Options that                                         Options that     Already     Option Spread
                                   Accelerate as a                    Aggregate Value   Accelerate as a    Vested      Value of all
                                    Result of the    Already Vested     of all NGH       Result of the     Nabisco        Nabisco
                                   Transactions(1)     NGH Options      Options(2)      Transactions(1)    Holdings       Holdings
Name                                      (#)              (#)               ($)                (#)       Options(#)   Options(3)($)
----                               ---------------   --------------   ---------------   ---------------   ----------   -------------
Steven F. Goldstone
   Chairman of NGH and Nabisco
      Holdings and Former Chief
      Executive Officer of NGH.....          -0-      3,021,323         $56,606,596 (4)           -0-       460,000     $ 7,648,700
James M. Kilts
   President and Chief Executive
      Officer of Nabisco Holdings
      and NGH......................    1,722,298        256,813          34,681,660 (5)       559,100       405,900      11,992,405
Richard H. Lenny
   President, Nabisco Biscuit
      Company......................      520,000            -0-           8,675,000           124,100        75,900       2,690,570
Douglas R. Conant
   President, Nabisco Foods
      Company......................      450,000            -0-           7,485,938            88,950       275,902       6,840,288
James E. Healey
   Executive Vice President & Chief
      Financial Officer of Nabisco
      Holdings and Senior Vice
      President and Chief Financial
      Officer of NGH...............      382,000            -0-           6,338,750            79,350       106,150       2,647,320


                                      I-16


                                                                                           Number of
                                                                                           Unvested
                                      Number of                                             Nabisco
                                     Unvested NGH                                           Holdings                     Aggregate
                                     Options that                                         Options that     Already     Option Spread
                                   Accelerate as a                    Aggregate Value   Accelerate as a    Vested      Value of all
                                    Result of the    Already Vested     of all NGH       Result of the     Nabisco        Nabisco
                                   Transactions(1)     NGH Options      Options(2)      Transactions(1)    Holdings       Holdings
Name                                      (#)              (#)               ($)                (#)       Options(#)   Options(3)($)
----                               ---------------   --------------   ---------------   ---------------   ----------   -------------
C. Michael Sayeau
   Executive Vice President &
      Chief Personnel Officer of
      Nabisco Holdings.............      327,000            -0-           5,463,750            77,850       280,868       7,600,969
James A. Kirkman III
   Executive Vice President, Genera
   Counsel and Secretary of Nabisco
   Holdings and Senior Vice
   President, General Counsel and
   Secretary of NGH................      270,000            -0-           4,546,875            64,600       224,997       5,771,453
David B. Rickard
   Former Senior Vice President &
      Chief Financial Officer of NGH         -0-        388,993           7,003,400 (4)           -0-           -0-              -0-
William L. Rosoff
   Former Senior Vice President &
      General Counsel of NGH.......          -0-        233,480           4,188,631 (4)           -0-           -0-
All other executive officers as a
   group ..........................    1,749,000            -0-          29,157,702           461,451       811,018      23,255,039

Non-Employee directors as a group..       31,642        132,057           1,704,529             9,330        33,870         910,453

---------
(1)  This represents the number estimated to be unvested as of June 30, 2000.

(2) The estimated value of NGH options shown in this column assumes a value of NGH common stock of $30 per share and, except as noted for Messrs. Goldstone, Kilts, Rickard and Rosoff, is based on the Option Spread.

(3) The estimated Option Spread value shown in this column assumes a value of Nabisco Holdings common stock of $55 per share.

(4) Following completion of the NGH merger, the NGH options held by Messrs. Goldstone, Rickard and Rosoff will be cancelled in exchange for cash payments equal to the value of the NGH options under a Black-Scholes methodology using the following assumptions: a value of $30 per share; a term equal to the remaining portion of the original option term; a risk-free factor equal to the average yield on zero-coupon U.S. government issues; a maturity coincident with the expiration of the remaining option term; a dividend yield of $.49 per year as a percent of $30 per share; and a volatility based on the daily share closing prices from June 15, 1999 through completion of the NGH merger. The values noted are estimates based on these assumptions, and assume a closing date of September 15, 2000 and a stable market price of $27.00 through the closing date. Actual valuations of these options may vary from the above numbers.

(5) The value shown for Mr. Kilts includes the Option Spread value of 1,590,000 NGH options and, based on the assumptions in Note 4 above, the estimated Black-Scholes value of 389,111 NGH options.

     The following table shows the number of NGH and Nabisco Holdings restricted stock units held by NGH's and Nabisco Holdings' officers and directors and the estimated value of such shares and units (based on the applicable transaction price). These shares and units will vest upon stockholder approval of the transactions.



                                                          Number (and value) of
                                 Number (and value)          Nabisco Holdings
                                       of NGH                Restricted-Stock
Name                         Restricted Stock Units(1)           Units(1)
----                         -------------------------    ---------------------
Mr. Goldstone................           200,000                            0
                                    ($6,000,000)                         ($0)

Mr. Kilts....................                 0                      310,000
                                            ($0)                ($17,050,000)

                                                          Number (and value) of
                                 Number (and value)          Nabisco Holdings
                                       of NGH                Restricted-Stock
Name                         Restricted Stock Units(1)           Units(1)
----                         -------------------------    ---------------------
Mr. Lenny....................            42,000                       38,500
                                    ($1,260,000)                 ($2,117,500)

Mr. Conant...................            36,000                       46,200
                                    ($1,080,000)                 ($2,541,000)

Mr. Healey...................            29,000                       17,500
                                      ($870,000)                   ($962,500)

Mr. Sayeau...................            28,000                       39,000
                                      ($840,000)                 ($2,145,000)

Mr. Kirkman..................            24,500                       25,800
                                      ($735,000)                 ($1,419,000)

Mr. Rickard..................                 0                            0
                                            ($0)                         ($0)

Mr. Rosoff...................                 0                            0
                                            ($0)                         ($0)
All other executive officers
     as a group..............           141,500                      142,529
                                    ($4,245,000)                 ($7,839,095)
Non-Employee Directors as a
     group...................           128,591                        9,529
                                    ($3,857,730)                   ($524,095)

-------------------
(1) The estimated values assume a value of NGH common stock of $30 and a value of Nabisco Holdings common stock of $55.


Agreements with Certain Executive Officers

     NGH and Mr. Goldstone are parties to an agreement providing that Mr. Goldstone will serve as Chairman of the NGH and the Nabisco Holdings Boards of Directors. While serving as Chairman of both Boards of Directors, Mr. Goldstone will receive an annual fee of $1,250,000 and NGH-provided office facilities in lieu of any other compensation or benefits. Mr. Goldstone will not receive any additional benefits upon termination of his service as Chairman of the NGH and Nabisco Holdings Boards. Under a separation agreement with NGH, dated December 31, 1999, pursuant to which Mr. Goldstone ceased to be the CEO of NGH, Mr. Goldstone is entitled to benefit continuation through December 31, 2002, and will be eligible for retiree health and life coverage thereafter. Under his separation agreement, Mr. Goldstone is also entitled to the payment through 2006 of annual insurance premiums of $74,000 and related tax-reimbursement payments, as well as NGH-provided office facilities until age 65 and to tax-reimbursement payments in connection therewith. Mr. Goldstone also holds 301,725 NGH contingent performance shares which will be payable as a result of the NGH transaction, with a value of $9,051,750. If a "parachute excise tax" is imposed on any payments to Mr. Goldstone (including with respect to the options and restricted stock units noted above), he will be entitled to tax reimbursement payments.

     Mr. Kilts is a party to an employment agreement with Nabisco Holdings, Nabisco, Inc. and NGH pursuant to which Mr. Kilts serves as President and Chief Executive Officer of Nabisco Holdings, Nabisco, Inc. and NGH and as a member of the Board of Directors of Nabisco Holdings, Nabisco Inc. and NGH. Pursuant to the employment agreement, Mr. Kilts is entitled to receive an annual base salary of at least $1,000,000 per year and is eligible for an annual target bonus opportunity of not less than 100% of his base salary for the relevant year. Upon his completion of five years of active service (or certain earlier involuntary terminations of employment), Mr. Kilts is entitled to a minimum annual pension of $200,000 (payable generally as a single life annuity beginning at age 60). Under the employment agreement, Nabisco Holdings also provides Mr. Kilts with additional term life insurance and will provide Mr. Kilts with retiree medical coverage, with a minimum of 10 years' credited service, upon his retirement on or after age 55.

     Mr. Kilts' employment agreement provides that if his employment is terminated without "cause" by Nabisco Holdings or if he terminates his employment for "good reason," then he will be entitled to two times his annual salary and annual target bonus opportunity, payable over three years, and benefit continuation for three years, and his annual incentive award will vest pro-rata and be paid in a lump sum. In addition, Mr. Kilts will be entitled to secretarial services and an office for six months, outplacement benefits, and a cash payment for his 125,000 Nabisco Holdings contingent performance shares in the amount of $6,875,000. However, if such a termination occurs within two years after stockholder approval of the transactions, then Mr. Kilts will be entitled to three times such salary and bonus and three times his annual perquisite allowance, in a lump sum, in lieu of the continued payment of salary and bonus for two years as noted above, and he will also be entitled to receive his company automobile with a related tax reimbursement payment. If Mr. Kilts' employment is terminated without cause immediately after the consummation of the transaction, he will be entitled to a cash severance payment of approximately $6,600,000. "Cause" includes a crime involving moral turpitude or misconduct materially damaging to Nabisco Holdings, Nabisco, Inc. or NGH. "Good reason" includes a reduction in Mr. Kilts' responsibilities, a reduction in his salary or certain incentive opportunities, relocation, or a change of control or divestiture of Nabisco Holdings or Nabisco, Inc. following which the Chairman of Nabisco Holdings is anyone other than the immediately prior Chairman of NGH. Compensation continuance is based on the highest annual rate of salary in effect prior to termination or a change of control and the higher of the current target incentive award opportunity for the calendar year in which employment terminates or a change of control occurs, or, if higher, the actual award for the prior year. The transactions will constitute a change of control under Mr. Kilts' employment agreement. If a "parachute" excise tax is imposed on any payments to Mr. Kilts (including with respect to the options, stock units and performance shares noted above), he will be entitled to tax reimbursement payments.

     Each of Messrs. Lenny, Conant, Healey, Sayeau, Kirkman and the other Nabisco Holdings executive officers is a party to an employment agreement with Nabisco Holdings, Nabisco, Inc. and NGH which provides that if the executive's employment is involuntarily terminated other than for "cause" by Nabisco, Inc. or if the executive terminates his employment for "good reason," he will be entitled to two years base salary plus bonus, payable over three years, benefit continuation for three years and certain other benefits, including the vesting pro-rata and payment in a lump sum of annual incentive awards. In addition, if the executive will be age 50 with 10 years of service at the end of benefit continuation, he will be deemed eligible for retiree benefits under all welfare benefit and executive compensation plans. However, if such a termination occurs within two years after stockholder approval of the transactions, then the executive will be entitled to two times such salary and bonus and three times his annual perquisite allowance, in a lump sum, in lieu of the continued payment of salary and bonus for two years as noted above, and he will also be entitled to receive his company automobile with a related tax reimbursement payment. The 2000 base salary and annual target bonus opportunity (as a percentage of base salary) for Messrs. Lenny, Conant, Healey, Sayeau and Kirkman is: $470,000, 85%; $400,000, 85%; $385,000, 75%; $340,000, 65%; and $305,000, 60%, respectively. If
Messrs. Lenny, Conant, Healey, Sayeau and Kirkman are terminated without cause immediately after the transactions, they will be entitled to cash severance payments of approximately $1,900,000, $1,650,000, $1,500,000, $1,400,000, and
$1,200,000, respectively. Under their agreements, "cause" generally includes certain criminal conduct, certain other misconduct and the failure to perform certain employment duties; and "good reason" generally includes, but is not limited to, certain reductions in duties, pay, grade, or incentive opportunities, and relocation. Compensation continuance is based on the highest annual rate of salary in effect prior to termination or a change of control and the current target incentive award opportunity for the calendar year in which employment terminates or a change of control occurs, or in the case of Messrs. Sayeau and Kirkman, if higher, the actual award for the prior year. Upon involuntary termination, annual incentive awards will be paid and all vested and a portion of the unvested retention awards under the Nabisco Holdings 1999 Retention Program will be paid. (The aggregate of such retention payments for Messrs. Lenny, Conant, Healey, Sayeau and Kirkman is approximately: $799,500; $793,000; $633,750; $509,000; and $416,000, respectively, assuming termination without cause immediately after the transactions.) In the event that a "parachute" excise tax is imposed on any payments to any of Messrs. Lenny, Conant, Healey, Sayeau and Kirkman, or any other Nabisco Holdings executive officers (including with respect to the options and stock units noted above), the officer will also be entitled to tax reimbursement payments.

     Under their separation agreements with NGH, pursuant to which they ceased to be NGH officers and employees, Messrs. Rickard and Rosoff are entitled to benefit continuation for three years following their terminations of employment, and each will be eligible for retiree health and life insurance coverage. If a "parachute" excise tax is imposed on any payments to Mr. Rickard or Mr. Rosoff, each will be entitled to tax reimbursement payments.

     Under the Deferred Compensation Plan of Nabisco, Inc., participants were permitted to elect to have their accounts paid immediately upon a change of control. In addition, participants in this plan were permitted to elect to defer amounts payable to them with respect to the cashout of their options and restricted stock units, as described above, and any severance payable to them under the employment agreements described above. All deferred amounts are required to be funded through a Nabisco grantor trust. In addition, participants who are terminated within two years after completion of the transactions will be allowed to have payments of their accounts made over periods of up to 10 years, even if they have less than five years of service; absent a change of control, such participants would have received a lump sum distribution. Finally, under this plan Nabisco is obligated to pay legal fees incurred by participants to enforce their rights under the plan after completion of the transactions.

     Under the Nabisco Holdings Annual Incentive Award Plan, upon consummation of the transactions, all participants will receive a pro-rata bonus based upon their target awards. The payments that will be made to Messrs. Kilts, Lenny, Conant, Healey, Sayeau and Kirkman under this provision, assuming a closing date of September 15, 2000, will be approximately $710,000, $285,000, $245,000,
$160,000, and $130,000, respectively.

Indemnification; Directors' and Officers' Insurance

     See "Chapter Three--NGH Merger Agreement--Covenants--Indemnification and Insurance of NGH Directors and Officers."

                                  CHAPTER TWO
                        SALE OF NABISCO HOLDINGS SHARES


     The NGH Board of Directors has approved, and recommends that NGH stockholders approve, the sale of all 213,250,000 shares of Class B common stock of Nabisco Holdings currently owned by NGH for $55 per Nabisco Holdings share pursuant to the Nabisco Holdings merger. We are seeking approval from NGH stockholders for this transaction because it constitutes the disposition of substantially all of the assets of NGH. The proposed sale would occur pursuant to the Nabisco Holdings merger agreement described below. If NGH stockholders approve the Nabisco Sale, NGH will act by written consent, in its capacity as controlling stockholder of Nabisco Holdings, to adopt the Nabisco Holdings merger agreement. NGH's obligation to vote in favor of adoption of the Nabisco Holdings merger agreement, and against any competing proposals, is set forth in the NGH voting and indemnity agreement described below.


                       NABISCO HOLDINGS MERGER AGREEMENT

     The following summary of the Nabisco Holdings merger agreement is qualified by reference to the complete text of the Nabisco Holdings merger agreement, which is incorporated by reference and attached as Annex A.

The Nabisco Holdings Merger

     Under the Nabisco Holdings merger agreement, a subsidiary of Philip Morris will merge with and into Nabisco Holdings in accordance with Delaware law. The separate existence of the merger subsidiary will cease and Nabisco Holdings will become a wholly-owned subsidiary of Philip Morris.

Completion of the Nabisco Holdings Merger

     As soon as practicable after all of the conditions set forth in the Nabisco Holdings merger agreement have been satisfied or waived, the parties will file a certificate of merger with the Secretary of State of the State of Delaware. The Nabisco Holdings merger will be completed at the time the certificate is filed.

Merger Consideration

     The Nabisco Holdings merger agreement provides that each share of Nabisco Holdings common stock outstanding immediately prior to the completion of the Nabisco Holdings merger (except for shares as to which appraisal rights have been properly exercised), will, at the completion of the Nabisco Holdings merger, be converted into the right to receive $55 per share in cash, without interest. However, shares of Nabisco Holdings held as treasury shares or owned by Philip Morris or its subsidiaries will be canceled without any payment for those shares.

Stock Options

     At or immediately prior to the completion of the Nabisco Holdings merger, each employee and director option to purchase shares outstanding under any stock option or compensation plan or arrangement of Nabisco Holdings, whether or not vested or exercisable, will be canceled, and Nabisco Holdings will pay each optionholder an amount in cash determined by multiplying (1) the excess, if any, of $55 over the applicable exercise price of such option by (2) the number of shares to which such option relates (assuming full vesting of all outstanding options). The payment shall be made before, at or promptly after the completion of the Nabisco Holdings merger in the case of options that were outstanding on the date of the Nabisco Holdings merger agreement. Otherwise, the payment shall be made when and if such option is exercised (or vests, if converted into the right to receive cash) in accordance with its terms.

Covenants

     Nabisco Holdings and Philip Morris have agreed to certain covenants in the Nabisco Holdings merger agreement. A description of the covenants follows:

               No Solicitation by Nabisco Holdings. The Nabisco Holdings merger agreement prohibits Nabisco Holdings from soliciting, initiating or encouraging any proposal for an alternative acquisition transaction involving Nabisco Holdings or its subsidiaries, or negotiating with or furnishing nonpublic information to, any third party regarding such an acquisition transaction, except that Nabisco Holdings may engage in such activities prior to receipt of approval of the Nabisco Holdings merger from Nabisco Holdings stockholders if:

               o Nabisco Holdings has received an unsolicited acquisition proposal from that third party, has so notified Philip Morris and has complied with the non-solicitation provisions of the Nabisco Holdings merger agreement;

               o the Nabisco Holdings Board determines in good faith that such proposal is likely to result in a superior proposal, as defined below, and after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties;

               o the third party executes a confidentiality agreement with terms no less favorable to Nabisco Holdings than those contained in the confidentiality agreement with Philip Morris; and

               o Nabisco Holdings notifies Philip Morris of the action it intends to take with respect to the acquisition proposal.

               Nabisco Holdings Board's Covenant to Recommend. The Nabisco Holdings Board of Directors has agreed to recommend the approval and adoption of the Nabisco Holdings merger agreement to Nabisco Holdings stockholders. However, the Nabisco Holdings Board is permitted to withdraw, or modify in a manner adverse to Philip Morris, its recommendation, if:

               o Nabisco Holdings has received an unsolicited acquisition proposal from a third party, has so notified Philip Morris and has complied with the non-solicitation provisions of the Nabisco Holdings merger agreement;

               o the Nabisco Holdings Board determines in good faith that such proposal constitutes a superior proposal, as defined below, and after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties; and

               o Nabisco Holdings notifies Philip Morris of the action it intends to take with respect to its recommendation.

               A "superior proposal" is a bona fide written acquisition proposal (1) on terms that the Board of Directors of Nabisco Holdings determines in good faith (after consultation with its financial advisor and taking into account all terms and conditions of the proposal, including the legal, financial and regulatory aspects) provide greater value to Nabisco Holdings' stockholders than the Nabisco Holdings merger (or, if applicable, the amended proposal offered by Philip Morris) and (2) that is reasonably likely to be completed.

               Reasonable Best Efforts Covenant. Nabisco Holdings and Philip Morris have agreed to use their reasonable best efforts to take all actions necessary, proper or advisable under applicable laws and regulations to complete the Nabisco Holdings merger. In particular, Nabisco Holdings and Philip Morris have agreed to take all actions necessary to cause the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and to obtain the necessary approvals under foreign laws governing antitrust or merger control matters as soon as practicable, including, in the case of Philip Morris, entering into any required settlement, undertaking, consent decree or stipulation with any governmental entity or implementing any required divestiture, hold separate or similar transaction with respect to any assets. However, Philip Morris is not required to waive any substantial rights or to accept any substantial limitation on its operations or to dispose of any significant assets in connection with obtaining any such consent or authorization unless such waiver, limitation or disposition would not reasonably be expected to have a material adverse effect on Nabisco Holdings, Philip Morris or Philip Morris's food business.

               Nabisco Holdings' Interim Operations. Nabisco Holdings has agreed that until the completion of the Nabisco Holdings merger, Nabisco Holdings and its subsidiaries will conduct their business and operate their properties in the ordinary course consistent with past practice and will use reasonable best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Nabisco Holdings has also agreed, with certain exceptions, that neither it nor its subsidiaries will prior to the completion of the Nabisco Holdings merger do any of the following without the consent of Philip Morris:

               o declare dividends other than customary quarterly cash dividends and intercompany dividends;

               o repurchase, redeem or otherwise acquire shares or other securities of Nabisco Holdings or any of its subsidiaries;

               o issue, encumber or sell any shares of Nabisco Holdings, or any securities convertible into shares, or any rights, warrants or options to acquire any shares, other than pursuant to existing stock-based awards or options, or additional options awarded pursuant to existing stock plans in the ordinary course not in excess of 100,000 shares and not granted to any officers or directors of Nabisco Holdings;

               o amend the certificate of incorporation, by-laws or the terms of any outstanding securities of Nabisco Holdings or its subsidiaries;

               o merge with, invest in or acquire the stock or assets of any entity, other than pursuant to existing disclosed commitments, ordinary course purchases of materials and other items, planned capital expenditures or any transaction in the ordinary course not over $5 million;

               o sell, lease, license or otherwise dispose of any subsidiary or assets, other than pursuant to existing disclosed commitments, sales of inventory and equipment in the ordinary course or any transaction in the ordinary course not over $10 million;

               o incur or guarantee indebtedness in excess of $4.6 billion in the aggregate outstanding at any time;

               o adopt or amend an existing employee benefits or compensation arrangement;

               o increase the compensation of executive officers or directors by any amount or of other employees in the aggregate by more than 2% over existing compensation;

               o renew or enter into any material collective bargaining agreement;

               o contribute to any trust or employee arrangement, except as required under existing agreements;

               o adopt a plan of liquidation, dissolution, merger, consolidation, recapitalization or reorganization, or enter into any agreement providing for acceleration of payment or performance as a result of a change in control;

               o enter into or renew any material noncompete or exclusivity agreement;

               o enter into, amend or terminate any agreement with a term longer than a year and having an aggregate value over $10 million;

               o renew, enter into, amend or waive any material rights under any affiliate contract or loan, certain distribution agreements or certain joint venture agreements;

               o exercise any voting or veto rights under the United Biscuits joint venture agreements relating to acquisitions, dispositions or additional indebtedness, other than the fulfillment of certain existing commitments;

               o settle or compromise any material litigation or waive or release any material claim;

               o    change accounting policies;

               o sell, license, lease or otherwise dispose of any intellectual property rights, other than existing disclosed commitments; or

               o    agree or commit to do any of the foregoing.

               Employee Benefits Matters. Philip Morris has agreed that for a period of two years after the completion of the Nabisco Holdings merger, Nabisco Holdings will provide employee compensation and benefits for current and former employees of Nabisco Holdings and its subsidiaries that are in the aggregate not less favorable to such employees than the benefits plans and arrangements currently maintained by Nabisco Holdings. In the event the employment of any Nabisco Holdings employee is terminated other than for cause during this two-year period, the employee will receive severance or separation benefits in an aggregate amount at least equal to the severance or separation benefits the employee would have received under such circumstances under the benefits plans and arrangements currently maintained by Nabisco Holdings. Philip Morris has also agreed that Nabisco Holdings will after the merger give Nabisco Holdings employees full credit for purposes of eligibility, vesting and, for purposes of vacation and severance benefits only, benefit accrual under any new plans or arrangements for the employees' service recognized for these purposes under benefits plans and arrangements currently maintained by Nabisco Holdings. The obligations outlined above do not extend to employees represented by collective bargaining units and employees with employment agreements, because these employees will receive compensation and benefits in accordance with their respective collective bargaining agreements or employment agreements.

               Indemnification and Insurance of Nabisco Holdings Directors and Officers. Philip Morris has agreed that it will cause Nabisco Holdings for six years after the Nabisco Holdings merger:

               o to indemnify Nabisco Holdings' present and former officers and directors for liabilities from their acts or omissions in those capacities occurring prior to the completion of the Nabisco Holdings merger, to the fullest extent permitted by applicable laws or provided under Nabisco Holdings' charter and bylaws; and

               o to provide officers' and directors' liability insurance in respect of acts or omissions occurring prior to the completion of the Nabisco Holdings merger on terms with respect to coverage and amount no less favorable than the existing policy, provided that the aggregate annual premium paid need not exceed 200% of the current rate paid by Nabisco Holdings.

Representations and Warranties

     Nabisco Holdings made certain customary representations and warranties to Philip Morris, including as to:

     o corporate existence and power;      o tax matters;
     o corporate authorization;            o employee benefits matters;
     o governmental authorization;         o compliance with laws and court orders;
     o non-contravention;                  o finders' fees;
     o capitalization;                     o receipt of opinion of financial advisors;
     o subsidiaries;                       o environmental matters;
     o SEC filings;                        o intellectual property rights;
     o disclosure documents;               o ownership and condition of real property;
     o accuracy of financial statements;   o material contracts and joint ventures;
     o absence of certain changes;         o indebtedness; and
     o absence of undisclosed liabilities; o inapplicability of anti-takeover statute.
     o no material litigation;

     Philip Morris made certain customary representations and warranties to Nabisco Holdings, including as to:

     o  corporate existence;               o  disclosure documents;
     o  corporate authorization;           o  finders' fees; and
     o  governmental authorization;        o  availability of financing.
     o  non-contravention;

     The representations and warranties contained in the Nabisco Holdings merger agreement do not survive the completion of the Nabisco Holdings merger or the termination of the Nabisco Holdings merger agreement.

Conditions to the Nabisco Holdings Merger

               Mutual Closing Conditions. The obligations of Nabisco Holdings and Philip Morris to complete the Nabisco Holdings merger are subject to the satisfaction of the following conditions:

               o adoption of the Nabisco Holdings merger agreement by NGH, as controlling stockholder of Nabisco Holdings;

               o no law, court order, injunction or other legal restraint shall prohibit the merger;

               o    expiration or termination of the HSR Act waiting period;

               o    approval by the European Commission;

               o accuracy as of the closing of the representations and warranties made by the other party to the extent specified in the merger agreement; and

               o performance in all material respects by the other party of the obligations required to be performed at or prior to closing.

               Additional Closing Condition for Philip Morris's Benefit. Philip Morris's obligation to complete the Nabisco Holdings merger is subject to receipt of all required consents and approvals of government entities, except for consents and approvals which, if not received, would not have a material adverse effect on Nabisco Holdings.

Termination

     Nabisco Holdings and Philip Morris may mutually agree, at any time prior to the completion of the Nabisco Holdings merger, to terminate the Nabisco Holdings merger agreement. In addition, either Nabisco Holdings or Philip Morris may terminate the Nabisco Holdings merger agreement if:

          (1) the Nabisco Holdings merger has not been completed by April 30, 2001. Neither Nabisco Holdings nor Philip Morris may terminate the Nabisco Holdings merger agreement on this basis, however, if its breach of the Nabisco Holdings merger agreement results in the Nabisco Holdings merger not being completed by this date;

          (2) there is a permanent legal prohibition to the completion of the Nabisco Holdings merger;

          (3) the Nabisco Holdings merger agreement has not been adopted by Nabisco Holdings stockholders because the requisite vote of the NGH stockholders to approve the Nabisco Sale was not obtained at a duly held NGH stockholders' meeting;

          (4) the NGH voting and indemnity agreement has terminated because the NGH Board has withdrawn its recommendation of the Nabisco Holdings merger agreement or NGH has accepted a superior proposal or breached its obligation to vote in favor of the Nabisco Holdings merger and against competing proposals; or

          (5) a change in tax law occurs that (i) would apply to a transaction completed after such change in tax law (despite a binding written agreement for such transaction) and (ii) would reasonably be expected to result in (A) the imposition of tax on gain realized with respect to Nabisco Holdings shares arising out of the Nabisco Holdings Distribution or on gain realized with respect to RJR shares arising out of the RJR Spinoff or (B) a material increase in the tax liability of NGH resulting from the Nabisco Holdings merger.

     Philip Morris may terminate the Nabisco Holdings merger agreement if:

          (6) the Nabisco Holdings Board fails to recommend the Nabisco Holdings merger, withdraws or modifies in a manner adverse to Philip Morris its approval or recommendation of the Nabisco Holdings merger or the Nabisco Holdings merger agreement, approves or recommends a superior proposal relating to an acquisition of Nabisco Holdings, or resolves to do any of the foregoing;

          (7) Nabisco Holdings enters into, or publicly announces its intention to enter into, a definitive agreement or an agreement in principle with respect to a superior proposal relating to an acquisition of Nabisco Holdings; or

          (8) Nabisco Holdings fails to perform in any material respect any material obligation to be performed under the Nabisco Holdings merger agreement, or breaches any of its representations and warranties such that Philip Morris's condition to closing in this respect cannot be satisfied, and in either case such failure is not cured within 15 business days or such longer period during which Nabisco Holdings exercises its reasonable best efforts to cure.

     Nabisco Holdings may terminate the Nabisco Holdings merger agreement if:

          (9) its Board authorizes Nabisco Holdings to enter into a written agreement concerning a superior proposal, so long as Nabisco Holdings has complied with the non-solicitation, board recommendation, notice, negotiation and termination fee provisions of the Nabisco Holdings merger agreement and Philip Morris has not made a definitive, binding offer that the Nabisco Holdings Board determines, in good faith after consultation with its financial advisors, is at least as favorable to the Nabisco Holdings stockholders as the superior proposal; or

          (10) Philip Morris fails to perform in any material respect any material obligation to be performed under the Nabisco Holdings merger agreement or breaches any of its representations and warranties such that Nabisco Holdings' condition to closing in this respect cannot be satisfied, and in either case such failure is not cured within 15 business days or such longer period during which Philip Morris exercises its reasonable best efforts to cure.

     If the Nabisco Holdings merger agreement is validly terminated, it will become void without any liability on any party unless such party is in willful breach. However, the provisions relating to termination fees and expenses and certain other provisions will continue in effect.

Certain Fees and Expenses

     Except as described below, all costs and expenses incurred in connection with the Nabisco Holdings merger agreement and related transactions will be paid by the party incurring such costs or expenses.

     Nabisco Holdings and NGH Advisor Fees. The parties have agreed that Nabisco Holdings will be responsible for fees and expenses of the financial, legal and other advisors to Nabisco Holdings and NGH up to $50 million, and NGH will be responsible for all such fees and expenses in excess of $50 million.

     Termination Fees. Nabisco Holdings has agreed to pay Philip Morris $445 million in cash, net of any expenses paid as described below, in any of the following circumstances:

          o the Nabisco Holdings merger agreement terminates as described in items (6), (7) or (9) under --Termination;"

          o the Nabisco Holdings merger agreement terminates as described in item (8) under "--Termination" (other than as a result of a breach of representation not caused by action of Nabisco Holdings and not capable of being cured using reasonable best efforts), if at the time of termination a third party has made an acquisition proposal relating to an acquisition of Nabisco Holdings and within nine months after termination of the Nabisco Holdings merger agreement, Nabisco Holdings enters into a definitive agreement in respect of any acquisition proposal or such a transaction is completed; or

          o the Nabisco Holdings merger agreement terminates as described in items (3) or (4) under "--Termination" and, prior to the NGH stockholder meeting, a third party or Nabisco Holdings has publicly announced an acquisition proposal relating to an acquisition of Nabisco Holdings and within nine months after termination of the Nabisco Holdings merger agreement, Nabisco Holdings enters into a definitive agreement in respect of any acquisition proposal or such a transaction is completed.

     Expense Reimbursement. Nabisco Holdings has agreed to pay Philip Morris up to $30 million as reimbursement for expenses relating to the negotiation and execution of the merger agreement in any of the following circumstances:

          o the Nabisco Holdings merger agreement terminates as described in item (8) under "--Termination" if, at the time of termination, a third party has made an acquisition proposal for Nabisco Holdings; or

          o the Nabisco Holdings merger agreement terminates as described in item (3) under "--Termination."

     The expense reimbursement payment would reduce the $445 million payment if it becomes payable.

     Philip Morris has agreed to pay Nabisco Holdings up to $30 million as reimbursement for expenses relating to the negotiation and execution of the Nabisco Holdings merger agreement if the Nabisco Holdings merger agreement terminates as described in item (10) under "--Termination."

Amendments and Waivers

     The parties may amend the Nabisco Holdings merger agreement or waive its terms and conditions before the completion of the Nabisco Holdings merger, but, after Nabisco Holdings' stockholders have approved the Nabisco Holdings merger agreement, the parties may not amend the Nabisco Holdings merger agreement in a manner that would reduce or change the kind of consideration Nabisco Holdings stockholders will receive in the Nabisco Holdings merger without further approval of Nabisco Holdings' stockholders.


                                 OTHER MATTERS

Financing of the Merger

     Philip Morris has obtained commitments from Chase Securities Inc. and Credit Suisse First Boston Corp. to provide financing to Philip Morris in an amount sufficient, together with Philip Morris's existing credit facilities, cash on hand and other liquid securities, to pay all required amounts under the Nabisco Holdings merger agreement to Nabisco Holdings stockholders, to effect all necessary refinancing of Nabisco Holdings' or Philip Morris's existing indebtedness that is required as a result of the Nabisco Holdings merger and to pay all related fees and expenses. There is no financing condition to the closing of the Nabisco Holdings merger.

Regulatory Matters

     U.S. Antitrust. Under the HSR Act and the related rules, the Nabisco Holdings merger may not be completed until notifications have been given, certain information has been furnished to the Federal Trade Commission and the Antitrust Division of the United States Department of Justice and specified waiting period requirements have been satisfied. During the week of July 17, 2000 or shortly thereafter, NGH (as controlling stockholder of Nabisco Holdings) and Philip Morris each intends to file the required notification and report forms under the HSR Act with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice. Expiration or termination of the HSR Act waiting period is a condition to the completion of the Nabisco Holdings merger.

     European Union. Under EC Council Regulation No. 4064/89 and accompanying regulations, the Nabisco Holdings merger is subject to review by the European Commission. Nabisco Holdings and Philip Morris informally notified the European Commission of the Nabisco Holdings merger on June 26, 2000 and expect to file formal notifications with the European Commission of the Nabisco Holdings merger agreement in mid-August, 2000. Completion of review under the European Commission merger regulation is a condition to the Nabisco Holdings merger.

     Other Laws. Nabisco Holdings and Philip Morris conduct operations in a number of jurisdictions where other regulatory filings or approvals may be required or advisable in connection with the completion of the merger. Nabisco Holdings and Philip Morris are currently in the process of reviewing whether filings or approvals may be required or desirable in these other jurisdictions. It is currently anticipated that filings will be made in Argentina, Brazil, Canada, Colombia, Mexico, South Africa and Taiwan.

     General. It is possible that governmental entities having jurisdiction over Nabisco Holdings and Philip Morris may seek concessions as conditions for granting approval of the Nabisco Holdings merger. We can give no assurance that the required regulatory approvals will be obtained on terms that satisfy the conditions to closing of the Nabisco Holdings merger or within the time frame contemplated by Nabisco Holdings and Philip Morris.

Appraisal Rights

     Holders of NGH common stock are not entitled to dissenters' appraisal rights under Delaware law in connection with the Nabisco Sale.

                       NGH VOTING AND INDEMNITY AGREEMENT

     The following summary of the NGH voting and indemnity agreement is qualified by reference to the complete text of such agreement, which is incorporated by reference and attached as Annex B.

Covenants

     NGH has agreed to certain covenants in the NGH voting and indemnity agreement. The material covenants are as follows:

               Agreement to Vote in Favor of the Nabisco Holdings Merger. If NGH stockholders approve the Nabisco Sale, NGH has agreed, in its capacity as controlling stockholder of Nabisco Holdings, to adopt by written consent or otherwise the Nabisco Holdings merger agreement, and to execute and deliver such written consent immediately following (i.e., the same day as) approval of the Nabisco Sale by NGH stockholders. No further approval by the Nabisco Holdings public stockholders will be required in connection with the Nabisco Holdings merger. NGH has further agreed that, if NGH stockholders approve the Nabisco Sale, NGH will vote against any competing transaction or proposal.

               No Solicitation by NGH. The NGH voting and indemnity agreement prohibits NGH from soliciting, initiating or encouraging any proposal for an alternative acquisition transaction involving NGH or its subsidiaries, or negotiating with or furnishing nonpublic information to, any third party regarding such an acquisition transaction, except that NGH may engage in such activities prior to receipt of NGH stockholder approval of the Nabisco Sale if:

               o NGH has received an unsolicited acquisition proposal from that third party, has so notified Philip Morris and has complied with the non-solicitation provisions of the NGH voting and indemnity agreement;

               o the NGH Board determines in good faith that such proposal is likely to result in a superior proposal, as defined below, and after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties;

               o the third party executes a confidentiality agreement with terms no less favorable to NGH than those contained in the confidentiality agreement with Philip Morris; and

               o NGH notifies Philip Morris of the action it intends to take with respect to the acquisition proposal.

               NGH Board's Covenant to Recommend. The NGH Board of Directors has agreed to recommend the sale of NGH's shares of Nabisco Holdings pursuant to the Nabisco Holdings merger agreement. However, the NGH Board is permitted to withdraw, or modify in a manner adverse to Philip Morris, its recommendation, if:

               o NGH has received an unsolicited acquisition proposal from a third party, has so notified Philip Morris and has complied with the non-solicitation provisions of the NGH voting and indemnity agreement; and

               o the NGH Board determines in good faith that such proposal constitutes a superior proposal, as defined below, and after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties; and

               o NGH notifies Philip Morris of the action it intends to take with respect to its recommendation.

               A "superior proposal" is a bona fide written acquisition proposal (1) on terms that the Board of Directors of NGH determines in good faith (after consultation with its financial advisor and taking into account all terms and conditions of the proposal, including the legal, financial and regulatory aspects) are more favorable to NGH's stockholders (taking into account the consideration to be received by NGH in the Nabisco Holdings merger) than the Nabisco Holdings merger (or, if applicable, the amended proposal offered by Philip Morris) and (2) that is reasonably likely to be completed.

               No Amendments to Certain Agreements.  NGH has agreed not to:

               o amend the NGH merger agreement or waive any of its rights under that agreement in any manner that would materially delay completion of the Nabisco Holdings merger or create any material additional liabilities of Nabisco Holdings;

               o amend or terminate NGH's stockholder rights plan, except to permit the transactions contemplated by the NGH merger agreement and the Nabisco Holdings merger agreement or any other transaction to be completed after the Nabisco Holdings merger; or

               o amend the Distribution Agreement dated as of May 12, 1999 among NGH, RJR and Reynolds Tobacco in any manner adverse to Nabisco Holdings' rights under specified provisions of that agreement.

Termination

     The NGH voting and indemnity agreement may be terminated in any of the following ways:

     (a) The NGH voting and indemnity agreement will automatically terminate on the earlier to occur of:

          (1)  the completion of the Nabisco Holdings merger;

          (2)  the termination of the Nabisco Holdings merger agreement; and

          (3) the date of the NGH stockholder meeting (including reasonable extensions up to 30 days to obtain additional proxies), if NGH stockholders fail to approve the Nabisco Sale at such meeting.

     (b) The NGH voting and indemnity agreement may be terminated by NGH if its Board authorizes NGH to enter into a written agreement concerning a superior proposal, so long as NGH has complied with the non- solicitation, board recommendation, notice, negotiation and termination fee provisions of the NGH voting and indemnity agreement and Philip Morris has not made a definitive, binding offer that the NGH Board determines, in good faith after consultation with its financial advisors, is at least as favorable to NGH stockholders (taking into account the consideration to be received by NGH in the Nabisco Holdings merger) as the superior proposal.

     (c) The NGH voting and indemnity agreement may be terminated by Philip Morris if:

          (1) the NGH Board fails to recommend, or withdraws or modifies in a manner adverse to Philip Morris, its approval or recommendation of the sale of the Nabisco Holdings shares, recommends a superior proposal, or resolves to do any of the foregoing;

          (2) NGH enters into, or publicly announces its intention to enter into, a definitive agreement with respect to a superior proposal; or

          (3) NGH breaches its obligations to vote in favor of the Nabisco Holdings merger and against any competing proposal.

     If the NGH voting and indemnity agreement is validly terminated, most of its provisions will cease to have effect. The expenses and indemnification provisions will survive any termination, but the indemnification provisions will terminate automatically if both the Nabisco Holdings merger agreement and the NGH merger agreement have terminated.

Certain Fees and Expenses

     Except as described below, all costs and expenses incurred in connection with the NGH voting and indemnity agreement and related transactions will be paid by the party incurring such costs or expenses.

     Nabisco Holdings and NGH Advisor Fees. The parties have agreed that Nabisco Holdings will be responsible for fees and expenses of the financial, legal and other advisors to Nabisco Holdings and NGH up to $50 million, and NGH will be responsible for all such fees and expenses in excess of $50 million.

     Termination Fees. NGH has agreed to pay Philip Morris $445 million in cash, less termination fees or expenses previously paid under the Nabisco Holdings merger agreement, in any of the following circumstances:

          o NGH terminates the NGH voting and indemnity agreement as described above in paragraph (b) under "--Termination;"

          o the NGH voting and indemnity agreement terminates as described above in paragraph (a)(3) under "--Termination" and, prior to the NGH stockholder meeting, a third party, NGH or Nabisco Holdings has announced an acquisition proposal and within nine months after termination of the NGH voting and indemnity agreement, NGH or Nabisco Holdings enters into a definitive agreement involving any acquisition proposal with respect to Nabisco Holdings or NGH or such a transaction is completed; or

          o Philip Morris terminates the NGH voting and indemnity agreement as described above in paragraph (c) under "--Termination."

     If termination fees become payable under both the Nabisco Holdings merger agreement and the NGH voting and indemnity agreement, a single fee will be paid by Nabisco Holdings. However, if Nabisco Holdings fails to pay such fee in full on a timely basis, NGH will immediately pay the fee, in which case NGH shall have the right to obtain reimbursement of the fee from Nabisco Holdings.

Indemnification

     After completion of the Nabisco Holdings merger, NGH has generally agreed to indemnify Philip Morris and its affiliates for liabilities relating to NGH's business and Nabisco Holdings has generally agreed to indemnify NGH and its affiliates for liabilities relating to Nabisco Holdings' business.

                         OPINIONS OF FINANCIAL ADVISORS

     NGH and Nabisco Holdings jointly retained UBS Warburg LLC and Morgan Stanley & Co. Incorporated to act as financial advisors in connection with the transactions.

Opinion of UBS Warburg LLC

     At the joint meeting of the NGH Board and the Nabisco Holdings Board held on June 25, 2000, UBS Warburg delivered its oral opinion to the effect that, as of the date of the opinion and based on and subject to the matters described in the opinion, including a review of the definitive agreements for the transaction, the consideration of $55.00 per share in cash that each of the holders of Nabisco Holdings common stock other than Philip Morris and its affiliates is to receive pursuant to the Nabisco Holdings merger agreement is fair, from a financial point of view, to the holders of Nabisco Holdings common stock, including NGH. The opinion was confirmed by delivery of a written opinion dated June 25, 2000, the date of execution of the Nabisco Holdings merger agreement.

     The following summary of the UBS Warburg opinion is qualified in its entirety by reference to the full text of the opinion. The full text of the UBS Warburg opinion sets forth the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken and is attached as Annex D to this proxy statement and incorporated herein by reference. We encourage you to read carefully the UBS Warburg opinion in its entirety.

     UBS Warburg's opinion:

     o    is directed to the NGH Board and the Nabisco Holdings Board;

     o relates only to the fairness, from a financial point of view, to the holders of Nabisco Holdings common stock, including NGH, of the consideration to be received by such holders in the Nabisco Holdings merger;

     o does not address the relative fairness of the consideration to be paid pursuant to the Nabisco Holdings merger agreement to the holders of the Class A common stock and to NGH, the holder of the Class B common stock;

     o does not constitute a recommendation to holders of NGH or Nabisco Holdings common stock about how to vote on the transactions;

     o does not address NGH's or Nabisco Holdings' underlying business decision to effect the Nabisco Holdings merger, the form of the transaction or the after-tax consequences of the transaction to any holder of Nabisco Holdings common stock; and

     o is necessarily based upon economic, monetary, market and other conditions as they existed as of the date of the opinion and should be evaluated based upon those conditions.

     In arriving at its opinion, UBS Warburg, among other things:

     o reviewed publicly available business and historical financial information relating to Nabisco Holdings;

     o reviewed the reported prices and trading activity for Nabisco Holdings Class A common stock;

     o reviewed internal financial information and other data concerning the business and financial prospects of Nabisco Holdings, including estimates and financial forecasts prepared by the management of Nabisco Holdings, which were provided to UBS Warburg by Nabisco Holdings;

     o held discussions with members of senior management of Nabisco Holdings regarding the business and prospects of Nabisco Holdings, as well as other matters it believed relevant to its inquiry;

     o reviewed publicly available financial and stock market data with respect to selected companies in lines of business UBS Warburg believed to be generally comparable to those of Nabisco Holdings;

     o compared the financial terms of the Nabisco Holdings merger with the publicly available financial terms of selected other transactions that UBS Warburg believed to be generally relevant;

     o reviewed drafts of the Nabisco Holdings merger agreement and related agreements; and

     o conducted and considered other financial studies, analyses, investigations and information that it considered necessary or appropriate.

     In connection with its review, at NGH's and Nabisco Holdings' direction, UBS Warburg:

     o did not independently verify any of the information referred to above and relied on it as being complete and accurate in all material respects;

     o assumed that the financial forecasts and estimates referred to above were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Nabisco Holdings as to the future financial performance of Nabisco Holdings;

     o did not make any independent evaluation or appraisal of any of the assets or liabilities of Nabisco Holdings, nor was UBS Warburg furnished with any similar evaluation or appraisal;

     o did not express any opinion as to the prices at which the NGH common stock would trade subsequent to the Nabisco Holdings merger or the use of proceeds from the Nabisco Holdings merger by NGH or any other Nabisco Holdings stockholder; and

    o assumed that Nabisco Holdings, Philip Morris and Strike Acquisition Corp. would comply with all material terms of the Nabisco Holdings merger agreement.

     UBS Warburg was not asked to and did not recommend the specific consideration payable in the Nabisco Holdings merger, which was determined through negotiation between NGH and Nabisco Holdings, on the one hand, and Philip Morris, on the other hand. At NGH's and Nabisco Holdings' direction, UBS Warburg contacted third parties to solicit indications of interest in possible business combination transactions with NGH and Nabisco Holdings. UBS Warburg held discussions with a number of these parties before the date of its opinion. Except to the extent set forth above, neither NGH nor Nabisco Holdings limited UBS Warburg regarding the procedures to be followed or factors to be considered in rendering its opinion.

     In preparing its opinion, UBS Warburg performed a variety of financial and comparative analyses. The material analyses are described below. The summary of these analyses is not a complete description of the analyses underlying UBS Warburg's opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not susceptible to partial analysis or summary descriptions. In arriving at its opinion, UBS Warburg made qualitative judgments as to the significance and relevance of each analysis and factor considered by it. Accordingly, UBS Warburg believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the processes underlying the analyses set forth in its opinion.

     In performing its analyses, UBS Warburg made numerous assumptions with respect to industry performance, general business, financial, market and economic conditions and other matters, many of which are beyond the control of NGH or Nabisco Holdings. No company, transaction or business used in those analyses as a comparison is identical to Nabisco Holdings or its businesses or the Nabisco Holdings merger, nor is an evaluation of the results entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions being analyzed.

     The estimates contained in the analyses performed by UBS Warburg and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than suggested by these analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which a business might actually be sold or the prices at which any securities may trade at the present time or at any time in the future.

     NGH and Nabisco Holdings selected UBS Warburg based on its experience, expertise and reputation. UBS Warburg is an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In the past, UBS Warburg and its predecessors have provided investment banking services to NGH, Nabisco Holdings and Philip Morris and received customary compensation for the rendering of these services. In the ordinary course of its business, UBS Warburg, its successors and affiliates may trade or have traded securities of NGH, Nabisco Holdings and Philip Morris for their own accounts and, accordingly, may at any time hold a long or short position in such securities. UBS Warburg and its affiliates, including UBS AG, may have other business relationships with NGH, Nabisco Holdings, Philip Morris and their respective affiliates.

     The following is a summary of the material financial analyses used by UBS Warburg in connection with the rendering of its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses.

     Historical Stock Price Analysis. UBS Warburg reviewed the historical trading prices for Nabisco Holdings Class A common stock for the period from June 15, 1999 through June 21, 2000, and compared the movements in those prices to the movements of an index of publicly-traded branded foods companies for the same period. The branded food company index consists of Campbell Soup Company, ConAgra, Inc., General Mills, Inc., H.J. Heinz Company, Hershey Foods Corporation, Keebler Foods Company, Kellogg Company, The Quaker Oats Company, Ralston Purina Company and Sara Lee Corporation.

     Selected Public Companies Trading Analysis. UBS Warburg reviewed and analyzed selected financial information, ratios and public market multiples for the following 10 publicly-traded branded food companies:

     o    Campbell Soup Company
     o    ConAgra, Inc.
     o    General Mills, Inc.
     o    H.J. Heinz Company
     o    Hershey Foods Corporation
     o    Keebler Foods Company
     o    Kellogg Company
     o    The Quaker Oats Company
     o    Ralston Purina Company
     o    Sara Lee Corporation

     UBS Warburg chose the selected public companies because they were publicly-traded companies that, for purposes of the analysis, UBS Warburg considered reasonably similar to Nabisco Holdings in that these companies operate in the branded foods industry. The selected public companies may significantly differ from Nabisco

Holdings based on, among other things, the size of the companies, the geographic coverage of the companies' operations, and the particular segments of the branded foods industry in which the companies focus.

     UBS Warburg reviewed, among other things, the following:

     o enterprise values, calculated as the market value of fully diluted equity securities plus indebtedness and minority interests less cash, as of June 21, 2000, as a multiple of actual trailing 12 months sales, earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA, and earnings before interest and taxes, commonly referred to as EBIT;

     o equity values, calculated as per share closing stock prices on June 21, 2000, as a multiple of estimated calendar 2000 earnings per share, commonly referred to as EPS; and

    o the ratio of 2000 estimated price/earnings ratio to five-year growth rate provided by I/B/E/S International Inc., or IBES.

     This analysis indicated the following implied multiples for the selected public companies:

                                                 Implied Range of Multiples of
                                                   Selected Public Companies:
                                                 -----------------------------
                                                    Mean              Median
                                                 ----------         ----------
Enterprise Value
Actual Trailing 12 Months Sales................      1.9x              2.0x
Actual Trailing 12 Months EBITDA...............     10.0x             10.2x
Actual Trailing 12 Months EBIT.................     12.6x             12.5x
Equity Value
Estimated Calendar 2000 EPS....................     17.3x             17.7x
2000 P/E
IBES Five-Year Growth Rate.....................      1.7x              1.7x

     UBS Warburg then compared the implied multiples derived for the selected public companies with the relevant financial statistics for Nabisco Holdings. This comparison yielded an implied valuation range of $32 to $42 per Nabisco Holdings share versus the $55 per Nabisco Holdings share offered by Philip Morris. Actual trailing 12 months data for Nabisco Holdings and the selected companies were based on the respective companies' Forms 10-K and 10-Q. Estimated financial data for the selected companies were based on publicly available research analysts' estimates. Estimated financial data for Nabisco Holdings were based on internal estimates provided by the management of Nabisco Holdings.

     Selected Transactions Analysis. UBS Warburg reviewed and compared publicly available information relating to the following 10 selected transactions in the branded foods industry announced since 1985:

                                                                    Announcement
Target                               Acquiror                            Date
------                               --------                       ------------
Bestfoods                            Unilever N.V. and Unilever PLC     5/25/00
American Home Products Corp.
     (Food Division)                 Hicks, Muse, Tate & Furst Inc.     9/6/96
Pet Incorporated                     Grand Metropolitan plc             1/9/95
Gerber Products Company              Sandoz Ltd.                        5/23/94
Borden, Inc.                         Kohlberg Kravis Roberts & Co.      9/12/94
Snapple Beverage Corp.               The Quaker Oats Company            11/2/94
Beatrice Company                     ConAgra, Inc.                      6/7/90
The Pillsbury Company                Grand Metropolitan plc             10/4/88
Kraft Foods, Inc.                    Philip Morris                      10/18/88
General Foods Corporation            Philip Morris                      9/27/85

     UBS Warburg chose the selected transactions because they were business combinations that, for the purposes of the analysis, UBS Warburg considered to be reasonably similar to the Nabisco Holdings merger in that these transactions involved companies in the branded foods industry. The selected transactions may significantly differ from the Nabisco Holdings merger based on, among other things, the size of the transactions, the structure of the transactions and the date the transactions were consummated.

     UBS Warburg reviewed, among other things, the enterprise values implied in the relevant transactions as a multiple of actual trailing 12-months sales, EBITDA and EBIT.

     This analysis indicated the following implied multiples for the selected transactions:

                                                         Implied Multiples of
                                                         Selected Transactions:
                                                         ----------------------
                                                           Mean          Median
                                                         --------       --------
Enterprise Value to Actual Trailing 12 Months:
Sales..............................................         1.6x           1.3x
EBITDA.............................................        11.5x          11.4x
EBIT...............................................        15.4x          14.9x

     UBS Warburg then compared the implied multiples derived for the selected transactions with the relevant financial statistics for Nabisco Holdings. This comparison yielded an implied valuation range of $48 to $59 per Nabisco Holdings share versus the $55 per Nabisco Holdings share offered by Philip Morris. All multiples for the selected transactions were based on publicly available information at the time of the announcement of the particular transaction. Actual trailing 12-months data for Nabisco Holdings was based on its applicable 10-K and 10-Qs.

     Discounted Cash Flow Analysis. UBS Warburg performed a discounted cash flow analysis, using internal estimates of the management of Nabisco Holdings, in order to derive an implied equity value reference range for Nabisco Holdings. This analysis was based on:

     o the present value of the estimated unlevered, after-tax free cash flows that Nabisco Holdings could generate over the five-year period 2000 through 2004; and

     o the present value of the 2004 terminal value of Nabisco Holdings based on a range of multiples applied to its estimated future 2004 EBITDA.

     For purposes of this analysis, UBS Warburg used discount rates of 8.5% to 10.0%, which were based on Nabisco Holdings' estimated weighted average cost of capital, and terminal 2004 EBITDA multiples of 9.0x to 11.0x, which were derived by reference to the selected public companies trading analysis. This analysis implied a per share equity value reference range for Nabisco Holdings of $44 to $58.

Opinion of Morgan Stanley & Co. Incorporated

     Pursuant to a letter agreement dated as of April 3, 2000, Morgan Stanley was engaged by NGH and Nabisco Holdings to provide financial advisory services in connection with the Nabisco Holdings merger. At the joint meeting of the Boards of Directors of NGH and Nabisco Holdings on June 25, 2000, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing on the same day, that based upon and subject to the various considerations set forth in the opinion, the aggregate consideration to be paid pursuant to the Nabisco Holdings merger agreement to the holders of the Class A common stock and Class B common stock of Nabisco Holdings (other than Philip Morris and its affiliates) is fair from a financial point of view to such holders, including NGH. Morgan Stanley did not opine on the relative fairness of the consideration to be paid to NGH, as the holder of the Class B common stock, and to the holders of the Class A common stock.

     The full text of the written opinion of Morgan Stanley, dated June 25, 2000, which sets forth, among other things, assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached as Annex E to this proxy statement. Stockholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley's opinion is directed to the Boards of Directors of NGH and Nabisco Holdings and addresses only the fairness, from a financial point of view, of the consideration to be paid pursuant to the Nabisco Holdings merger agreement in the aggregate to the holders of shares of Nabisco Holdings common stock as of the date of the opinion, does not address any other aspect of the Nabisco Holdings merger and does not constitute a recommendation to any stockholder of Nabisco Holdings or NGH as to how to vote with respect to the Nabisco Holdings merger. The summary of the opinion of Morgan Stanley set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

     In connection with rendering its opinion, Morgan Stanley, among other things:

          o reviewed certain publicly available financial statements and other information of Nabisco Holdings;

          o reviewed certain internal financial statements and other financial and operating data concerning Nabisco Holdings prepared by the management of Nabisco Holdings;

          o reviewed certain financial projections regarding Nabisco Holdings prepared by the management of Nabisco Holdings;

          o discussed the past and current operations and financial condition and the prospects of Nabisco Holdings with senior executives of Nabisco Holdings;

          o reviewed the reported prices and trading activity of the Class A common stock;

          o compared the financial performance of Nabisco Holdings and the prices and trading activity of the Class A common stock with that of certain comparable publicly-traded companies and their securities;

          o reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

          o participated in certain discussions and negotiations among representatives of Nabisco Holdings, NGH and Philip Morris and their financial and legal advisors;

          o reviewed certain drafts of the Nabisco Holdings merger agreement, as well as the NGH voting and indemnity agreement;

          o discussed the tax implications of the consummation of the Nabisco Holdings merger with Nabisco Holdings, NGH and their counsel; and

          o performed such other analyses and considered such other factors as Morgan Stanley deemed appropriate.

     In rendering its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its opinion. With respect to the financial projections, Morgan Stanley assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of Nabisco Holdings.

     Morgan Stanley did not make, and did not assume any responsibility for making, any independent valuation or appraisal of the assets or liabilities of Nabisco Holdings, nor was it furnished with any such appraisals. Morgan Stanley assumed that the executed versions of the Nabisco Holdings merger agreement and the NGH voting and indemnity agreement would not differ in any material respect from the last drafts reviewed by Morgan Stanley. Morgan Stanley assumed that the Nabisco Holdings merger will be consummated in accordance with the terms set forth in the Nabisco Holdings merger agreement without material modification or waiver. Morgan Stanley also assumed that the consummation of the Nabisco Holdings merger would not adversely affect the tax-free treatment of the RJR Spinoff. Morgan Stanley's opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it, as of June 25, 2000, but its opinion did not address Nabisco Holdings' underlying business decision to effect the transactions contemplated by the Nabisco Holdings merger agreement.

     The following is a brief summary of certain analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated June 25, 2000. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

     Historical share price performance. Morgan Stanley reviewed the stock performance of Nabisco Holdings and compared such performance with the stock performance of the companies comprising a U.S.-based, large capitalization food company index (the "Large Capitalization Food Company Index"), which consists of the following companies: Bestfoods, Campbell Soup Company, ConAgra, Inc., General Mills, Inc., H.J. Heinz Company, Hershey Foods Corporation, Kellogg Company, The Quaker Oats Company, Ralston Purina Company and Sara Lee Corporation. Morgan Stanley observed that during the period from March 29, 2000 (the last day prior to the announcement of Mr. Icahn's intention to commence a tender offer for 100 million shares of NGH common stock) to June 21, 2000, the price per share of Nabisco Holdings Class A common stock increased 94.1%. Nabisco Holdings Class A common stock closed at $27.31 per share on March 29, 2000 (the "Unaffected Price") and closed at $53.00 per share on June 21, 2000. In comparison, the Large Capitalization Food Company Index increased 15.9% during the period from March 29, 2000 to June 21, 2000. Morgan Stanley noted that the trading range for the 52-week period ended March 29, 2000 for the Class A common stock was from $26.94 per share to $43.75 per share and compared that to the consideration to be paid in the Nabisco Holdings merger of $55.00 per share. Morgan Stanley also noted that the implied premium of the consideration in the Nabisco Holdings merger of $55.00 per share to the Unaffected Price was 101.4%.

     Peer group comparison. Morgan Stanley compared financial information of Nabisco Holdings with publicly- available information for the following U.S.-based, large capitalization food companies:

     o    Bestfoods;
     o    Campbell Soup Company;
     o    ConAgra, Inc.;
     o    General Mills, Inc.;
     o    H.J. Heinz Company;
     o    Hershey Foods Corporation;
     o    Kellogg Company; and
     o    The Quaker Oats Company.

     For this analysis, Morgan Stanley examined a range of estimates based on securities research analysts' estimates. The following table presents, as of June 21, 2000, the low, high and median of the ratio of aggregate value, defined as market capitalization plus total debt less cash and cash equivalents, to estimated calendar year 2000 EBITDA, the ratio of share price to estimated calendar year 2000 EPS, the estimated growth in earnings per share over a five-year period, as provided by selected research analysts on publicly-traded companies, and the ratio of the estimated calendar year 2000 price-to-earnings ratio to the estimated five-year growth in earnings per share. Morgan Stanley then compared this information to similar information for Nabisco Holdings based on the consideration to be received pursuant to the Nabisco Holdings merger agreement and Nabisco Holdings based on the Unaffected Price.

                                                                         2000E
                                                                       Price-to-
                                                                       Earnings
                                                               Five-    Ratio/
                                         Aggregate    Price/   Year    Five-Year
                                        Value/2000E   2000E    EPS       EPS
                                           EBITDA      EPS    Growth    Growth
                                        -----------   ------  ------  ----------
Low....................................      7.0x     11.1x     9.0%     1.1x
High...................................     12.4      25.3     10.0      2.5
Median.................................      9.8      17.7     10.0      1.8
Nabisco Holdings merger consideration..     12.6      23.8     10.0      2.4
Nabisco Holdings (Unaffected Price)....      7.5      11.8     10.0      1.2

     Morgan Stanley noted that a trading comparable multiple range for the peer group companies of 9.0x-11.5x of 2000E EBITDA would imply a Nabisco Holdings price range for the Class A common stock of approximately $36 to $49 per share.

     No company utilized in the peer group comparison analysis is identical to Nabisco Holdings. In evaluating the peer group, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Nabisco Holdings, such as the impact of competition on the business of Nabisco Holdings or the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of Nabisco Holdings or the industry or in the financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using peer group data.

     Analysis of selected precedent transactions. Morgan Stanley compared statistics based on publicly available information for selected precedent transactions to the relevant financial statistics for Nabisco Holdings. Morgan Stanley reviewed 15 food industry transactions, including:

     o  the acquisition of Bestfoods by Unilever PLC and Unilever N.V.;
     o  the acquisition of Slim-Fast Foods Company by Unilever N.V.;
     o  the acquisition of The Iams Company by The Procter & Gamble Company;
     o  the acquisition of United Biscuits (Holdings) plc by Finalrealm Limited;
     o  the acquisition of Tropicana Products, Inc. by PepsiCo, Inc.;
     o  the acquisition of Keebler Foods Company by Flowers Industries, Inc.;
     o  the acquisition of Pet Incorporated by Grand Metropolitan plc;
     o  the acquisition of Pace Foods Ltd. by Campbell Soup Company;
     o  the acquisition of Snapple Beverage Corp. by The Quaker Oats Company;
     o  the acquisition of Borden Inc. by Kohlberg Kravis Roberts & Co.;
     o  the acquisition of Gerber Products Company by Sandoz Ltd.;
     o  the acquisition of Beatrice Company by ConAgra, Inc.;
     o  the acquisition of RJR Nabisco, Inc. by Kohlberg Kravis Roberts & Co.;
     o  the acquisition of Kraft Foods, Inc. by Philip Morris Companies Inc.;
        and
     o  the acquisition of The Pillsbury Company by Grand Metropolitan plc.

     The following table presents the high, low and median ratios of aggregate value to last twelve-month ("LTM") sales, EBITDA and earnings before interest and taxes ("EBIT") for the selected precedent transactions and compared this information to similar information for Nabisco Holdings based on the consideration to be received pursuant to the Nabisco Holdings merger agreement.

                                        Aggregate      Aggregate     Aggregate
                                          Value/         Value/        Value/
                                        LTM Sales      LTM EBITDA     LTM EBIT
                                        ---------      ----------    ----------
Low....................................     0.6x           5.4x          7.9x
High...................................     4.7           18.6          32.0
Median.................................     1.8           12.4          18.3
Nabisco Holdings merger consideration..     2.3           13.9          22.6

     Morgan Stanley observed that a trading comparable multiple range of 12.0x-15.0x of LTM EBITDA for selected precedent transactions would imply a Nabisco Holdings price range for the Class A common stock of approximately $46 to $60 per share.

     No transaction utilized as a comparison in the selected precedent transactions analysis is identical to the Nabisco Holdings merger. In evaluating the transactions listed above, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Nabisco Holdings, such as the impact of competition on the business of Nabisco Holdings or the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Nabisco Holdings or the industry or in the financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using comparable transaction data.

     Discounted cash flow analysis. Morgan Stanley performed a discounted cash flow analysis, which is an analysis of the present value of projected unlevered free cash flows using terminal year EBITDA multiples and discount rates of Nabisco Holdings. Morgan Stanley analyzed Nabisco Holdings' business using publicly-available information, discussions with Nabisco Holdings' management and certain financial forecasts prepared by Nabisco Holdings management for the fiscal years 2000 through 2004. The terminal value was calculated using terminal multiples of estimated 2004 EBITDA ranging from 9.0x to 11.0x. For purposes of this analysis, Morgan Stanley estimated Nabisco Holdings' discounted unlevered free cash flow value using discount rates ranging from 8.5% to 9.5%. The discounted cash flow analysis implied a range of values for Nabisco Holdings Class A common stock of approximately $43 to $55 per share.

     In connection with the review of the Nabisco Holdings merger by the Boards of Directors of NGH and Nabisco Holdings, Morgan Stanley performed a variety of financial and comparative analyses for purposes of its opinion given in connection therewith. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of Nabisco Holdings.

     In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Nabisco Holdings. Any estimates contained in Morgan Stanley's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. The analyses performed were prepared solely as part of Morgan Stanley's analysis of the fairness from a financial point of view of the consideration to be paid pursuant to the Nabisco Holdings merger agreement in the aggregate to the holders of Nabisco Holdings common stock, including NGH, and were conducted in connection with the delivery of the Morgan Stanley opinion to the Boards of Directors of NGH and Nabisco Holdings. The consideration to be received by the holders of the common stock pursuant to the Nabisco Holdings merger agreement and other terms of the Nabisco Holdings merger agreement and the NGH voting and indemnity agreement were determined through arm's-length negotiations between NGH, Nabisco Holdings and Philip Morris and were approved by the NGH and the Nabisco Holdings Boards of Directors. Morgan Stanley provided advice to NGH and Nabisco Holdings during such negotiations; however, Morgan Stanley did not recommend any specific consideration to Nabisco Holdings or that any specific consideration constituted the only appropriate consideration for the Nabisco Holdings merger. In addition, as described above, Morgan Stanley's opinion and presentation to the NGH and the Nabisco Holdings Boards of Directors was one of many factors taken into consideration by such Boards of Directors in making their decision to approve the Nabisco Holdings merger. Consequently, the Morgan Stanley analyses as described above should not be viewed as determinative of the opinion of the NGH and the Nabisco Holdings Boards of Directors with respect to the value of Nabisco Holdings or of whether the NGH or the Nabisco Holdings Boards of Directors would have been willing to agree to a different consideration.

     The NGH and the Nabisco Holdings Boards of Directors retained Morgan Stanley based upon Morgan Stanley's qualifications, experience and expertise and its knowledge of the business affairs of NGH and Nabisco Holdings. Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the past, Morgan Stanley has provided financial advisory and financing services for NGH, Nabisco Holdings and Philip Morris and has received fees for the rendering of these services. In the ordinary course of business, Morgan Stanley may from time to time trade in the securities or indebtedness of NGH, Nabisco Holdings or Philip Morris for its own account, the accounts of investment funds and other clients under the management of Morgan Stanley and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities or indebtedness.

Fee Arrangements

     Pursuant to an engagement letter dated March 13, 2000 among NGH, Nabisco Holdings and UBS Warburg, and an engagement letter dated April 3, 2000 among NGH, Nabisco Holdings and Morgan Stanley, each of UBS Warburg and Morgan Stanley provided financial advisory services and a fairness opinion to NGH and Nabisco Holdings in connection with the Nabisco Holdings merger. Pursuant to the engagement letters, NGH and Nabisco Holdings have agreed to pay UBS Warburg and Morgan Stanley in the aggregate as compensation for their services the following amounts: (i) retainer fees of $200,000 per month, (ii) opinion fees of $10,000,000, and (iii) transaction fees of $41,000,000 upon the completion of an acquisition transaction involving NGH or Nabisco Holdings, against which any retainer fees and opinion fees paid will be credited, it being understood that no more than $41,000,000 in transaction fees will be payable even if more than one such transaction is completed. In addition, pursuant to the engagement letters, Nabisco Holdings has agreed to pay the financial advisors incentive fees of $8,000,000 in the aggregate upon the closing of the Nabisco Holdings merger based upon the $55 per share consideration, and NGH and Nabisco Holdings have agreed to pay additional discretionary incentive fees of $8,000,000 in the aggregate to the financial advisors.

     NGH and Nabisco Holdings have also agreed to reimburse UBS Warburg and Morgan Stanley for their expenses reasonably incurred in performing their services. In addition, NGH and Nabisco Holdings have agreed to indemnify each of UBS Warburg and Morgan Stanley and their respective affiliates, and their respective directors, officers, agents and employees and each person, if any, controlling UBS Warburg or Morgan Stanley or any of their affiliates against certain liabilities and expenses related to or arising out of UBS Warburg's or Morgan Stanley's engagement and any related transactions.

                                 CHAPTER THREE
                           ACQUISITION OF NGH BY RJR


     The NGH Board of Directors has approved, and recommends that NGH stockholders adopt, the NGH merger agreement pursuant to which RJR will acquire NGH after NGH's sale of its 80.5% interest in Nabisco Holdings.


                              NGH MERGER AGREEMENT

     The following summary of the NGH merger agreement is qualified by reference to the complete text of the NGH merger agreement, which is incorporated by reference and attached as Annex C.

The NGH Merger

     Under the NGH merger agreement, a subsidiary of RJR will merge with and into NGH in accordance with Delaware law. The separate existence of the merger subsidiary will cease and NGH will become a wholly-owned subsidiary of RJR.

Completion of the NGH Merger

     As soon as practicable after all of the conditions set forth in the NGH merger agreement have been satisfied or waived, the parties will file a certificate of merger with the Secretary of State of the State of Delaware. The NGH merger will be completed at the time the certificate is filed.

Merger Consideration

     The NGH merger agreement provides that each share of NGH common stock outstanding immediately prior to the completion of the NGH merger (except for shares as to which appraisal rights have been properly exercised), together with the preferred stock purchase rights associated with each such share, will, at the completion of the NGH merger, be converted into the right to receive $30 per share in cash, without interest, prorated for fractional shares. However, shares of NGH held as treasury shares or owned by RJR or its subsidiaries will be canceled without any payment for those shares.

     In the event (1) the Nabisco Holdings merger agreement is terminated in accordance with its terms, (2) RJR has not terminated the NGH merger agreement and (3) a transaction is completed where NGH receives, in its capacity as a stockholder of Nabisco Holdings, more than $55 per Nabisco Holdings share, an automatic adjustment to the merger consideration payable by RJR will be made. The amount of the merger consideration will be increased so that in addition to the $30 per share in cash described above, NGH stockholders will generally receive one-half of the per share net proceeds (as defined in the NGH merger agreement) to NGH in excess of $55 per Nabisco Holdings share.

Surrender of Certificates and Payment Procedures

     RJR will appoint an exchange agent to handle the exchange of your share certificates for the merger consideration. Soon after the NGH merger is completed, the exchange agent will send you a letter of transmittal and instructions explaining how to surrender your share certificates. If you surrender your certificates to the exchange agent, together with a properly completed letter of transmittal, and all other documents the exchange agent may reasonably require, you will receive the appropriate merger consideration. Until surrendered in accordance with the foregoing instructions, each certificate formerly representing shares of NGH will only represent the right to receive the merger consideration. No interest will be paid or will accrue on the merger consideration payable.


                                     III-1

     At the completion of the NGH merger, the stock transfer book of NGH will be closed and there will be no further registration of transfers of shares. If certificates of shares are presented after the completion of the NGH merger they will be canceled and exchanged for the right to receive the merger consideration.

Stock Options

     At or immediately prior to the completion of the NGH merger, each employee and director option to purchase shares outstanding under any stock option or compensation plan or arrangement of NGH, whether or not vested or exercisable, will be canceled, and NGH will pay each optionholder at or promptly after the completion of the NGH merger an amount in cash equal to (1) the excess, if any, of the merger consideration per share over the applicable exercise price of such option multiplied by the number of shares to which such option relates (assuming full vesting of all outstanding options) or (2) for certain specified options, the greater of the amount calculated under clause (1) or the Black-Scholes value of such option determined in accordance with the terms of the merger agreement.

Covenants

     NGH and RJR have agreed to certain covenants in the NGH merger agreement. A description of the covenants follows:

               No Solicitation by NGH. The NGH merger agreement prohibits NGH from soliciting, initiating or encouraging any proposal for an alternative acquisition transaction involving NGH or its subsidiaries, or negotiating with or furnishing nonpublic information to, any third party regarding such an acquisition transaction, except that NGH may engage in such activities prior to receipt of approval of the NGH merger from NGH stockholders if:

               o NGH has received an unsolicited acquisition proposal from that third party, has so notified RJR and has complied with the non-solicitation provisions of the NGH merger agreement;

               o the NGH Board determines in good faith that such proposal is likely to result in a superior proposal, as defined below, and after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties;

               o the third party executes a confidentiality agreement with terms no less favorable to NGH than those contained in the confidentiality agreement with RJR; and

               o NGH notifies RJR of the action it intends to take with respect to the acquisition proposal.

               NGH Board's Covenant to Recommend. The NGH Board of Directors has agreed to recommend the approval and adoption of the NGH merger agreement to NGH stockholders. However, the NGH Board is permitted to withdraw, or modify in a manner adverse to RJR, its recommendation, if:

               o NGH has received an unsolicited acquisition proposal from a third party, has so notified RJR and has complied with the non-solicitation provisions of the NGH merger agreement;

               o the NGH Board determines in good faith that such proposal constitutes a superior proposal, as defined below, and after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties; and

               o NGH notifies RJR of the action it intends to take with respect to its recommendation.

               A "superior proposal" is a bona fide written acquisition proposal (1) on terms that the Board of Directors of NGH determines in good faith (after consultation with its financial advisor and taking into account all terms and conditions of the proposal, including the legal, financial and regulatory aspects)


                                     III-2
          provide greater value to NGH's stockholders than the NGH merger (or, if applicable, the amended proposal offered by RJR) and (2) that is reasonably likely to be completed.

               Reasonable Best Efforts Covenant. NGH and RJR have agreed to use their reasonable best efforts to take all actions necessary, proper or advisable under applicable laws and regulations to complete the NGH merger. In particular, NGH and RJR have agreed to take all actions necessary to cause the expiration or termination of the applicable waiting period under the HSR Act.

               NGH's Interim Operations. NGH has agreed that until the completion of the NGH merger, NGH will conduct its business in the ordinary course consistent with past practice and will use reasonable best efforts to preserve intact its business organizations and relationships with third parties and to keep available the services of its present officers and employees. NGH has also agreed, with certain exceptions, that it will not prior to the completion of the NGH merger do any of the following without the consent of RJR:

               o declare dividends other than customary quarterly cash dividends;

               o repurchase, redeem or otherwise acquire or offer to acquire any shares or other securities of NGH;

               o issue, encumber or sell any voting securities of NGH, or any securities convertible into voting securities, or any rights, warrants or options to acquire any voting securities or convertible securities, other than pursuant to existing stock-based awards or options, or split, combine or reclassify any of its capital stock or issue any other securities for shares of its capital stock;

               o amend the certificate of incorporation, by-laws or any material terms of any outstanding securities of NGH;

               o merge or consolidate with any entity or acquire a material amount of stock or assets of any other entity;

               o sell or otherwise dispose of the Nabisco Holdings shares or any other assets except pursuant to the Nabisco Holdings merger agreement;

               o incur or guarantee any indebtedness or issue or guarantee any debt securities;

               o adopt or amend any employee plan or benefit arrangement or materially change any funding assumptions of any existing employee plan or benefit arrangement;

               o increase the compensation of officers, directors or employees or pay any benefit or amount not required by any existing employee plan or benefit arrangement;

               o settle or satisfy any claims or liabilities, other than liabilities disclosed and reserved for in NGH's financial statements, or waive the benefits of any standstill agreement;

               o encumber or dispose of any of its properties or assets except through the Nabisco Holdings merger agreement;

               o make any material tax election or settle any material income tax liability;

               o fail to cause Nabisco Holdings to pay its customary quarterly cash dividend prior to the time NGH's customary quarterly cash dividend is due;


                                     III-3

               o fail to cause Nabisco Holdings to comply with the Nabisco Holdings merger agreement and the NGH voting and indemnity agreement;

               o fail to comply with, amend or waive any right under the NGH voting agreement, or permit Nabisco Holdings to amend or waive any right under the NGH voting agreement or the Nabisco Holdings merger agreement, in a manner that would create additional liability for NGH or delay the NGH merger;

               o take any other action that would cause the representation in the NGH merger agreement with respect to the absence of certain changes not to be true and correct;

               o adopt a plan of liquidation, dissolution, merger, consolidation, recapitalization or reorganization, or enter into any material agreement providing for acceleration of any material payment or performance as a result of a change in control; or

               o    agree or commit to do any of the foregoing.

               Employee Benefits Matters. RJR has agreed, jointly and severally with NGH, that NGH will expressly assume, honor, comply with and uphold in accordance with their terms certain specified employee benefits agreements, understandings or undertakings.

               Indemnification and Insurance of NGH Directors and Officers. RJR has agreed, jointly and severally with NGH, that it will cause NGH for six years after the NGH merger:

               o to indemnify NGH's present and former officers and directors for liabilities from their acts or omissions in those capacities occurring prior to the completion of the NGH merger, to the fullest extent permitted by applicable laws or provided under NGH's charter and by-laws; and

               o to provide officers' and directors' liability insurance in respect of acts or omissions occurring prior to the completion of the NGH merger on terms with respect to coverage and amount no less favorable than the existing policy, provided that the aggregate annual premium paid need not exceed 200% of the current rate of premium and brokerage costs paid by NGH.

               Trust Originated Preferred Securities. NGH has agreed to cause the trustees of Nabisco Group Holdings Capital Trust II to (1) dissolve the trust and (2) cause NGH's 9 1/2% Junior Subordinated Debentures to be distributed to holders of the preferred and common securities of such trust in exchange therefor, which in each case will occur prior to the completion of the NGH merger. In addition, NGH will prior to the completion of the NGH merger (1) deliver an irrevocable notice to the Debentures trustee stating that all outstanding Debentures are to be redeemed on September 30, 2003 and
          (2) take all necessary action to cause a "covenant defeasance" of the Debentures.

Representations and Warranties

     NGH made certain customary representations and warranties to RJR, including as to:


          o corporate existence and power;      o no material litigation;
          o corporate authorization;            o tax matters;
          o governmental authorization;         o employee benefits matters;
          o non-contravention;                  o compliance with laws and court
          o capitalization;                       orders;
          o matters relating to the Nabisco     o finders' fees;
            Holdings merger;                    o environmental matters;
                                                o certain contracts;

                                     III-4

          o SEC filings;                        o insurance;
          o disclosure documents;               o other agreements;
          o accuracy of financial statements;   o certain agreements; and
          o absence of certain changes;         o inapplicability of
          o absence of undisclosed liabilities;   anti-takeover statute and
                                                  amendment of rights agreement.

     RJR made certain customary representations and warranties to NGH, including as to:


          o corporate existence;                o non-contravention;
          o corporate authorization;            o disclosure documents; and
          o governmental authorization;         o finders' fees.

     The representations and warranties contained in the NGH merger agreement do not survive the completion of the NGH merger or the termination of the NGH merger agreement.

Conditions to the NGH Merger

          Mutual Closing Conditions. The obligations of NGH and RJR to complete the NGH merger are subject to the satisfaction of the following conditions:

          o adoption of the NGH merger agreement by the stockholders of NGH;

          o no law, court order, verdict, injunction or other legal restraint shall prohibit the NGH merger or cause the completion of the NGH merger to constitute a breach of the fiduciary duties of the Board of Directors of either party in the judgment of such Board as determined in good faith based on the advice of outside legal counsel;

          o expiration or termination of the HSR Act waiting period;

          o completion of the Nabisco Holdings merger or an alternative Nabisco Holdings merger. An "alternative Nabisco Holdings merger" is another comparable transaction by which all Nabisco Holdings stockholders receive, or have the right to receive upon the surrender of their shares, cash in payment for their shares of Nabisco Holdings common stock and which does not result in any material additional liabilities to NGH or RJR;

          o accuracy as of the closing of the representations and warranties made by the other party to the extent specified in the NGH merger agreement; and

          o performance in all material respects by the other party of the obligations required to be performed at or prior to closing.

          Additional Closing Conditions for RJR's Benefit. RJR's obligation to complete the NGH merger is subject to the following additional conditions:

          o NGH must have at least $11.728 billion in cash, net of certain expenses, in immediately available funds in its bank accounts;

          o NGH must have complied with its covenant to require Nabisco Holdings to pay its customary quarterly cash dividend prior to the time NGH's customary quarterly cash dividend is due; and

          o RJR's designees must constitute all of the members of the Board of Trustees of the Nabisco Foundation.


                                     III-5

Termination

     NGH and RJR may mutually agree to terminate the NGH merger agreement without completing the NGH merger. In addition, either NGH or RJR may terminate the NGH merger agreement if:

     (1) the NGH merger has not been completed by April 30, 2001 (or such later date on which any agreement relating to an alternative Nabisco Holdings merger shall terminate). Neither NGH nor RJR may terminate the NGH merger agreement on this basis, however, if its breach of the NGH merger agreement results in the NGH merger not being completed by this date;

     (2) there is a permanent legal prohibition to the completion of the NGH merger;

     (3) the NGH merger agreement has not been adopted by NGH stockholders at a duly held stockholders' meeting;

     (4) the Nabisco Holdings merger agreement has been terminated in accordance with its terms for any reason other than in connection with the acceptance by Nabisco Holdings of a superior proposal;

     (5) the information and representations set forth in the letters dated June 25, 2000 provided by Steven F. Goldstone and James M. Kilts in connection with the opinion of Davis Polk & Wardwell dated June 25, 2000 delivered to NGH and RJR pursuant to the Tax Sharing Agreement are not true and complete in all material respects; or

     (6) a change in tax law occurs that (i) would apply to a transaction completed after such change in tax law (despite a binding written agreement for such transaction) and (ii) would reasonably be expected to result in (A) the imposition of tax on gain realized with respect to Nabisco Holdings shares arising out of the Nabisco Holdings Distribution or on gain realized with respect to RJR shares arising out of the RJR Spinoff or (B) a material increase in the tax liability of NGH resulting from the Nabisco Holdings merger.

     RJR may terminate the NGH merger agreement if:

     (7) the NGH Board fails to recommend the NGH merger, withdraws or modifies in a manner adverse to RJR its approval or recommendation of the NGH merger or the NGH merger agreement, approves or recommends a superior proposal, or resolves to do any of the foregoing;

     (8) NGH enters into, or publicly announces its intention to enter into, a definitive agreement or an agreement in principle with respect to a superior proposal;

     (9) NGH fails to perform in any material respect any material obligation to be performed under the NGH merger agreement, or breaches any of its representations and warranties such that RJR's condition to closing in this respect cannot be satisfied, and in either case such failure is not cured within 15 business days or such longer period during which NGH exercises its reasonable best efforts to cure; or

     (10) a law, court order, verdict or injunction shall cause completion of the NGH merger to constitute a breach of the fiduciary duties of the Board of Directors of RJR in the judgment of such Board as determined in good faith based on advice of outside legal counsel.

     NGH may terminate the NGH merger agreement if:

     (11) its Board authorizes NGH to enter into a written agreement concerning a superior proposal with respect to NGH, so long as NGH has complied with the non-solicitation, board recommendation, notice, negotiation and termination fee provisions of the NGH merger agreement and RJR has not made a definitive, binding


                                     III-6
          offer that the NGH Board determines, in good faith after consultation with its financial advisors, is at least as favorable to the NGH stockholders as the superior proposal;

     (12) RJR fails to perform in any material respect any material obligation to be performed under the NGH merger agreement, or breaches any of its representations and warranties such that NGH's condition to closing in this respect cannot be satisfied, and in either case such failure is not cured within 15 business days or such longer period during which RJR exercises its reasonable best efforts to cure; or

     (13) a law, court order, verdict or injunction shall cause completion of the NGH merger to constitute a breach of the fiduciary duties of the Board of Directors of NGH in the judgment of such Board as determined in good faith based on advice of outside legal counsel.

     If the NGH merger agreement is validly terminated, it will become void without any liability on any party unless such party is in willful breach. However, the provisions relating to termination fees and expenses, and certain other specified provisions, will continue in effect.

Certain Fees and Expenses

     Except as described below, all costs and expenses incurred in connection with the NGH merger agreement and related transactions will be paid by the party incurring such costs or expenses.

     Nabisco Holdings and NGH Advisor Fees. The parties have agreed that Nabisco Holdings will be responsible for fees and expenses of the financial, legal and other advisors to Nabisco Holdings and NGH up to $50 million, and NGH will be responsible for all such fees and expenses in excess of $50 million.

     Termination Fees. NGH has agreed to pay RJR $300 million in cash, net of any expenses paid as described below, in any of the following circumstances:

     o the NGH merger agreement terminates as described in items (7), (8), (11) or (13) under "--Termination;"

     o the NGH merger agreement terminates as described in item (9) under "--Termination" (other than as a result of a breach of representation not caused by action of NGH and not capable of being cured using reasonable best efforts), if at the time of termination a third party has made an acquisition proposal and, within nine months after termination of the NGH merger agreement, NGH enters into a definitive agreement in respect of any acquisition proposal or such a transaction is completed;

     o the NGH merger agreement terminates as described in item (3) under "--Termination" and prior to the NGH stockholder meeting, a third party or NGH has publicly announced an acquisition proposal and within nine months after termination of the NGH merger agreement, NGH enters into a definitive agreement in respect of any acquisition proposal or such a transaction is completed; or

     o the NGH merger agreement terminates as described in item (4) under "--Termination" and at such time a third party has made an acquisition proposal with respect to NGH and within nine months after termination of the NGH merger agreement, NGH enters into a definitive agreement in respect of any acquisition proposal with respect to NGH or such a transaction is completed.

     Expense Reimbursement. NGH has agreed to pay RJR up to $30 million as reimbursement for expenses relating to the negotiation and execution of the NGH merger agreement in any of the following circumstances:

     o the NGH merger agreement terminates as described in item (9) under "--Termination" if, at the time of termination, a third party has made an acquisition proposal for NGH; or


                                     III-7

     o the NGH merger agreement terminates as described in item (3) under "--Termination."

     The expense reimbursement payment would reduce the $300 million payment if it becomes payable.

     RJR has agreed to pay NGH up to $30 million as reimbursement for expenses relating to the negotiation and execution of the NGH merger agreement if the NGH merger agreement terminates as described in item (12) under "--Termination."

Amendments and Waivers

     The parties may amend the NGH merger agreement or waive its terms and conditions before the completion of the NGH merger, but, after NGH's stockholders have approved the NGH merger agreement, the parties may not amend the NGH merger agreement in a manner that would reduce or change the kind of consideration NGH stockholders will receive in the NGH merger without further approval of NGH's stockholders.


                                 OTHER MATTERS

Regulatory Matters

     U.S. Antitrust. Under the HSR Act and the related rules, the NGH merger may not be completed until notifications have been given, certain information has been furnished to the Federal Trade Commission and the Antitrust Division of the United States Department of Justice and specified waiting period requirements have been satisfied. During the week of July 24, 2000, NGH and RJR each intends to file the required notification and report forms under the HSR Act with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice. Expiration or termination of the HSR Act waiting period is a condition to the NGH merger.

Stockholder Rights Plan

     On June 25, 2000, NGH entered into an amendment to its stockholder rights plan to exempt the NGH merger and the Nabisco Sale from the provisions of such plan.

Material United States Federal Income Tax Consequences to NGH Stockholders of the NGH Merger

     This summary of the material United States federal income tax consequences to NGH stockholders of the NGH merger is for general information and is based on the law as currently in effect. This summary does not discuss all of the tax consequences that may be relevant to an NGH stockholder in light of its particular circumstances or to stockholders subject to special rules, such as financial institutions, broker-dealers, tax-exempt organizations, stockholders that hold their NGH shares as part of a straddle or a hedging or conversion transaction and stockholders who acquired their NGH shares through the exercise of an employee stock option or otherwise as compensation.

     NGH stockholders are urged to consult their own tax advisors as to the particular tax consequences to them of the NGH merger, including the effect of United States state and local tax laws or foreign tax laws.

     A United States holder refers to:

     o  a citizen or resident of the United States,

     o a corporation or other entity created or organized in the United States or under the laws of the United States or of any political subdivision of the United States, or


                                     III-8

     o an estate or trust, the income of which is includible in gross income for federal income tax purposes regardless of its source.

     A Non-United States holder refers to an NGH stockholder that is not a United States holder.

     United States Holders

     The receipt in the NGH merger by a United States holder of cash for NGH shares will be a taxable transaction for United States federal income tax purposes. An NGH stockholder that is a United States holder will recognize gain or loss in an amount equal to the difference between the cash received by the stockholder in the NGH merger and the stockholder's tax basis in the NGH shares surrendered in the NGH merger. That gain or loss will be a capital gain or loss if the NGH shares are held as a capital asset by the NGH stockholder, and will be long term capital gain or loss if the NGH shares have been held for at least one year at the time of the NGH merger.

     An NGH stockholder that is a United States holder may be subject to backup withholding at a rate of 31% unless, at the time it surrenders NGH shares in the NGH merger, it provides its taxpayer identification number and certifies that the number is correct or properly certifies that it is awaiting a taxpayer identification number, or unless an exemption is demonstrated to apply. Backup withholding is not an additional tax. Amounts so withheld can be refunded or credited against the federal income tax liability of the United States holder, provided appropriate information is forwarded to the IRS.

     Non-United States Holders

     An NGH stockholder that is a Non-United States holder will not be subject to United States federal income tax on any gain realized on a disposition of NGH shares in the NGH merger unless:

     o the gain is effectively connected with a trade or business in the United States of that Non-United States holder,

     o that Non-United States holder is a non-resident alien individual who holds the NGH shares as a capital asset and who is present in the United States for 183 or more days during the calendar year in which the NGH merger is completed, or

     o that Non-United States holder is subject to tax under the provisions of the Internal Revenue Code on the taxation of United States expatriates.

     Information reporting and backup withholding imposed at a rate of 31% may apply under specified circumstances to cash payments received in the NGH merger by a Non-United States holder unless, at the time it surrenders NGH shares in the NGH merger, the Non-United States holder certifies as to its foreign status or otherwise establishes an exemption. Backup withholding is not an additional tax. Amounts so withheld can be refunded or credited against the federal income tax liability of the Non-United States holder, provided appropriate information is forwarded to the IRS.

Litigation

     During the week of June 26, 2000, two actions were filed in the Court of Chancery for the State of Delaware and one action was filed in the Chancery Division of the Superior Court of New Jersey, in each case by alleged common stockholders of NGH on behalf of a purported class of similarly situated NGH stockholders. The actions are styled Alfonse Mayer, et al. v. Nabisco Group Holdings Corporation, et al., C.A. 18126, Harriet Rand, et al. v. Nabisco Group Holdings Corporation, et al., C.A. 18129NC, and Mark Schneider v. Steven F. Goldstone, et al., Docket No. L-2028-00. The complaints in the actions name as defendants NGH and the members of its Board of Directors, and allege that the NGH directors breached their fiduciary duties to NGH stockholders by agreeing to the


                                     III-9

NGH merger and by allegedly failing to obtain the highest value for NGH stockholders in the NGH merger. The complaints seek injunctive relief and monetary damages in an unspecified amount. Defendants believe that the claims are without merit and intend to defend the actions vigorously. None of these complaints challenges the validity or fairness of the Nabisco Holdings merger or seeks injunctive relief or monetary damages in connection with the Nabisco Holdings merger.

Appraisal Rights

     Under Section 262 ("Section 262") of the Delaware General Corporation Law (the "DGCL"), if you do not vote your outstanding shares of NGH common stock in favor of adoption of the NGH merger agreement, you will be entitled to dissent and elect to have the "fair value" of your shares, exclusive of any element of value arising from the accomplishment or expectation of the NGH merger, together with a fair rate of interest, if any, judicially determined by the Delaware Court of Chancery and paid to you in cash.

     The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, a copy of which is provided as Annex F to this proxy statement. All references in Section 262 and in this summary to a "stockholder" are to the record holder of the shares of NGH common stock as to which appraisal rights are asserted. If you have a beneficial interest in shares of common stock held of record in the name of another person, such as a broker or nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect your appraisal rights.

     Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, as in the case of the special meeting of NGH stockholders described in this proxy statement, the corporation, not less than 20 days prior to the meeting, must notify each person who was a stockholder on the record date entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement is that notice to you, and a copy of Section 262 is attached to this proxy statement as Annex F. If you wish to exercise your appraisal rights or wish to preserve the right to do so, you should review carefully Section 262 and seek advice of legal counsel, since failure to comply fully with the procedures of Section 262 will result in the loss of appraisal rights.

     If you wish to exercise the right to dissent from the NGH merger and demand appraisal under Section 262, you must satisfy each of the following conditions:

     o You must deliver to NGH written demand for appraisal of your shares of NGH common stock before the vote on adoption of the NGH merger agreement at the special meeting, which demand will be sufficient if it reasonably informs NGH of your identity and that you intend to demand the appraisal of your shares;

     o You must not vote in favor of adoption of the NGH merger agreement. Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the NGH merger agreement, if you vote by proxy and wish to exercise appraisal rights, you must vote against adoption of the NGH merger agreement or abstain from voting on adoption of the NGH merger agreement; and

     o You must continuously hold your shares from the date of making your written demand through the completion of the NGH merger. If you are the record holder of shares of common stock on the date the written demand for appraisal is made but thereafter transfer these shares prior to the completion of the NGH merger, you will lose any right to appraisal in respect of the shares.

     Neither voting in person or by proxy against, abstaining from voting on or failing to vote on the proposal to adopt the NGH merger agreement will constitute a written demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any such proxy or vote.


                                     III-10

     Only a holder of record of shares of NGH common stock issued and outstanding immediately prior to the completion of the NGH merger is entitled to assert appraisal rights for the shares of common stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the stockholder of record, fully and correctly, as that stockholder's name appears on the stock certificates, should specify the stockholder's name and mailing address, the number of shares of common stock owned and that the stockholder intends thereby to demand appraisal of the stockholder's shares of NGH common stock.

     If your shares of NGH common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a written demand should be made in that capacity. If your shares of NGH common stock are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a stockholder; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for the owner or owners.

     A record holder such as a broker who holds shares of NGH common stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of NGH common stock held for one or more beneficial owners while not exercising those rights with respect to the shares of NGH common stock held for one or more other beneficial owners; in that case, the written demand should set forth the number of shares of NGH common stock as to which appraisal is sought, and where no number of shares is expressly mentioned, the demand will be presumed to cover all shares of NGH common stock held in the name of the record owner. If you hold your shares of NGH common stock in brokerage accounts or other nominee forms and wish to exercise appraisal rights, you are urged to consult with your broker to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

     A stockholder who elects to exercise appraisal rights under Section 262 should mail or deliver a written demand to Nabisco Group Holdings Corp., 7 Campus Drive, Parsippany, New Jersey, 07054-0311, Attention: Secretary.

     Within ten days after the completion of the NGH merger, the surviving corporation must send a notice as to the effectiveness of the NGH merger to each former NGH stockholder who has made a written demand for appraisal in accordance with Section 262 and who has not voted in favor of adoption of the NGH merger agreement. Within 120 days after the completion of the NGH merger, but not thereafter, either NGH or any holder of dissenting shares of NGH common stock who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of all shares of NGH common stock held by dissenting stockholders. NGH is under no obligation to and has no present intent to file a petition for appraisal, and you should not assume that NGH will file a petition or that NGH will initiate any negotiations with respect to the fair value of the shares. Accordingly, if you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262.

     Within 120 days after the completion of the NGH merger, any stockholder who has complied with the provisions of Section 262 to that point in time will be entitled to receive from NGH, upon written request, a statement setting forth the aggregate number of shares of NGH common stock not voted in favor of adoption of the NGH merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. NGH must mail this statement to the stockholder within 10 days of receipt of a request.

     A stockholder timely filing a petition for appraisal with the Delaware Court of Chancery must deliver a copy to NGH, which will then be obligated within 20 days to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded appraisal of their shares of NGH common stock. After notice to the stockholders, the Delaware Court of Chancery is empowered to conduct a


                                     III-11
hearing on the petition to determine which stockholders are entitled to appraisal rights. The Delaware Court of Chancery may require stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the requirement, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

     After determining the stockholders entitled to an appraisal, the Delaware Court of Chancery will appraise the "fair value" of their shares, exclusive of any element of value arising from the accomplishment or expectation of the NGH merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. The costs of the action may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable. Upon application of a holder of dissenting shares of NGH common stock, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all of the shares of NGH common stock entitled to appraisal.

     If you consider seeking appraisal, you should be aware that the fair value of your shares as determined under Section 262 could be more than, the same as or less than the merger consideration you would receive under the NGH merger agreement if you did not seek appraisal of your shares.

     In determining fair value and, if applicable, a fair rate of interest, the Delaware Court of Chancery is to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. In Weinberger, the Delaware Supreme Court further stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger."

     Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the completion of the NGH merger, be entitled to vote the shares subject to this demand for any purpose or to receive payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of shares as of a record date prior to the completion of the NGH merger).

     If any stockholder who demands appraisal of shares of NGH common stock under Section 262 fails to perfect, or effectively withdraws or loses, the right to appraisal, the stockholder's shares of NGH common stock will be converted into the right to receive the merger consideration in cash in accordance with the NGH merger agreement, without interest. A stockholder will fail to perfect, or effectively lose or withdraw, the right to appraisal if no petition for appraisal is filed within 120 calendar days after the completion of the NGH merger. A stockholder may withdraw a demand for appraisal by delivering to NGH a written withdrawal of the demand for appraisal and acceptance of the merger consideration, except that any such attempt to withdraw made more than 60 calendar days after the completion of the NGH merger will require the written approval of NGH. Once a petition for appraisal has been filed, the appraisal proceeding may not be dismissed as to any stockholder, absent approval of the Delaware Court of Chancery.


                                     III-12

                                  CHAPTER FOUR
                    INFORMATION ABOUT THE MEETING AND VOTING


     NGH's Board of Directors is using this proxy statement to solicit proxies from the holders of NGH common stock for use at the meeting. We are first mailing this proxy statement and accompanying form of proxy to NGH stockholders on or about o, 2000.

Matters Relating to the Meeting


     Date, Time and        o, 2000
     Place:                10:30 a.m., Eastern Time
                           Hotel DuPont
                           11th and Market Streets
                           Wilmington, Delaware 19801

     Purpose of Meeting    1.  the sale of NGH's 80.5% interest in Nabisco Holdings to Philip Morris
     is to Vote on the         pursuant to the Nabisco Holdings merger;
     Following Items:
                           2.  the subsequent acquisition of NGH by RJR for $30 per share pursuant to the NGH merger;

                           3.  such other matters as may properly come before the meeting, including the approval of any adjournment of the meeting.

                         NGH stockholders will vote on each proposal separately. RJR and NGH are not obligated to complete the NGH merger unless, among other things, the Nabisco
                         Sale or a comparable acquisition transaction involving Nabisco Holdings is completed. The Nabisco Sale may be completed whether or not the NGH merger is completed.

     Record Date:        The record date for shares entitled to vote is July 31, 2000.

     Outstanding Shares  As of July 31, 2000, there were o shares of NGH common stock outstanding.
     Held on Record
     Date:

     Shares Entitled to  Shares entitled to vote are NGH common stock held at the close of business on
     Vote:               the record date, o, 2000.

                         Each share of NGH common stock that you own entitles you to one vote.

                         Shares held by NGH in its treasury are not voted.

     Quorum              A quorum of stockholders is necessary to hold a valid meeting.
     Requirement:        The presence in person or by proxy at the meeting of holders of shares representing a majority of the votes of the NGH common stock entitled to vote at the meeting is a quorum. Abstentions and broker
                         "non-votes" count as present for establishing a quorum. Shares held by NGH in its treasury do not count toward a quorum.

                         A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

     Shares Beneficially 3,438,774 shares of NGH common stock, including exercisable options. These shares
     Owned by NGH        represent in total approximately 1.04% of the voting power of NGH common stock.
     Directors and
     Executive           These individuals have indicated that they will vote in favor of the proposals recommended
     Officers as of      by the NGH Board.
     June 30, 2000:

Vote Necessary to Approve Proposals

-------------------------------------------------------------------------------------------------
                 Item                                  Vote Necessary*
-------------------------------------------------------------------------------------------------
   1.  Nabisco Sale Proposal      Approval of the Nabisco Sale requires the affirmative vote of a majority of the outstanding shares of NGH common stock.
                                  Withheld votes and abstentions have the same effect as a vote against.

   2.  NGH Merger Proposal        Approval of the NGH merger requires the affirmative vote of a majority of the outstanding shares of NGH common stock.
                                  Withheld votes and abstentions have the same effect as a vote against.

Your Board recommends that you vote "FOR" each of these proposals.
-------------------
* Under New York Stock Exchange rules, if your broker holds your shares in its name, your broker may not vote your shares on Items 1 or 2 absent instructions from you. Without your voting instructions, a broker non-vote will occur on Items 1 and 2 and will, as to Items 1 and 2, have the effect of a vote against.

Proxies

     Voting Your Proxy. You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting in person. You can always change your vote at the meeting.

     Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or against the proposals or abstain from voting.

     How to Vote by Proxy


     By Telephone*:      Call 1-877-PRX-VOTE (1-877-779-8683) in
                         the United States or 1-201-536-8073 outside the United States and follow the instructions. You will need to give the personal identification number contained on your proxy card.

     By Internet*:       Go to www.eproxyvote.com/ngh and follow the
                         instructions. You will need to give the personal identification number contained on your proxy card.

     In Writing:         Complete, sign, date and return your proxy card in the
                         enclosed envelope.

-------------------
* If your shares are held in the name of a bank or broker, follow the voting instructions you receive on your proxy card. Telephone and internet voting are offered to stockholders owning Nabisco Group Holdings shares through most banks and brokers.

     If you submit your proxy but do not make specific choices, your proxy will follow the Board of Director's recommendations and vote your shares:

     o "FOR" the proposed sale of Nabisco Holdings shares;

     o "FOR" the proposed acquisition of NGH by RJR; and

     o In its discretion as to any other business as may properly come before the meeting.

     Revoking Your Proxy.  You may revoke your proxy before it is voted by:

     o submitting a new proxy with a later date, including a proxy given by telephone or internet,

     o notifying NGH's Secretary in writing before the meeting that you have revoked your proxy, or

     o voting in person at the meeting.

     Attendance at the meeting. Attendance at the meeting will be limited to stockholders as of the record date, and to guests of NGH. Admittance tickets will be required. If you are a stockholder and plan to attend, you must request an admittance ticket by writing to the Office of the Secretary of NGH at 7 Campus Drive, Parsippany, NJ 07054- 0311. If your shares are not registered in your own name, evidence of your stock ownership must accompany your letter. You can obtain this evidence from your bank or brokerage firm, typically in the form of your most recent monthly statement. An admittance ticket will be held in your name at the registration desk, not mailed to you in advance of the meeting. The auditorium will open at 10:00 a.m.

     Voting in person. If you plan to attend the meeting and wish to vote in person, we will give you a ballot at the meeting.

     People with disabilities. We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write the Secretary of NGH at least two weeks before the meeting at 7 Campus Drive, Parsippany, NJ 07054-0311, (973) 682-5000.

     Confidential voting. Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist.

     Proxy solicitation.  We will pay our own costs of soliciting proxies.

     In addition to this mailing, NGH employees may solicit proxies personally, electronically or by telephone. NGH is paying MacKenzie Partners, Inc. a fee of $25,000 plus expenses to help with the solicitation.

     The extent to which these proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are submitted. You should send in your proxy by mail, telephone or internet without delay. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

     Do not send in any stock certificates with your proxy cards. The exchange agent will mail transmittal forms with instructions for the surrender of stock certificates for NGH common stock to former NGH stockholders as soon as practicable after the completion of the NGH merger.

Other Business; Adjournments

     We are not currently aware of any other business to be acted upon at the meeting. If, however, other matters are properly brought before the meeting, or any adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including to adjourn the meeting.

     Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. We do not currently intend to seek an adjournment of the meeting.

Security Ownership of Management

     The following table sets forth certain information, as of June 30, 2000, regarding the beneficial ownership of (i) NGH common stock and (ii) Nabisco Holdings Class A common stock, by each director of NGH, by each of the five most highly compensated executive officers of NGH (as required by SEC rules) and by all directors and executive officers of NGH as a group. Most of these individuals have the opportunity to become the beneficial owners of additional shares of NGH common stock as a result of stock options vesting or becoming exercisable. See "Chapter One-Interests of Officers and Directors in the Transactions." Otherwise, except as noted, the persons named in the table below do not own, beneficially or of record, any other securities of NGH or its subsidiaries and have sole voting and investment power over all securities for which they are shown as beneficial owners.


                                                        Number of
                                                        Shares of     Percent
                                Number of                Nabisco         of
                                Shares of                Holdings     Nabisco
                               NGH Common    Percent     Class A      Holdings
                                 Stock       of NGH    Common Stock   Class A
                              Beneficially   Common    Beneficially    Common
Name of Beneficial Owner      Owned (1)(2)    Stock    Owned(1)(3)     Stock
----------------------------- ------------   -------   ------------   --------

John T. Chain, Jr............     21,837        *          11,300        *
Julius L. Chambers...........     19,866        *               0        *
John L. Clendenin............     20,290        *             500        *
Douglas R. Conant............          0        *         215,903      0.41%
Steven F. Goldstone (4)......  3,037,852      0.92%       274,981      0.53%
Ray J. Groves................     19,165        *               0        *
James E. Healey..............          0        *          58,000      0.11%
David B. Jenkins.............          0        *          11,900        *
Nancy Karch (5)..............      6,000        *               0        *
James M. Kilts...............    256,813        *          11,000        *
James A. Kirkman III.........        236        *         182,098      0.35%
Fred H. Langhammer...........      8,475        *               0        *
Richard H. Lenny.............      1,000        *           4,225        *
H. Eugene Lockhart...........     13,929        *               0        *
Theodore E. Martin...........     14,720        *               0        *
Rozanne L. Ridgway...........     11,694        *               0        *
All Directors and Executive
   Officers as a Group.......  3,438,774      1.04%       923,281      1.75%
David B. Rickard.............    390,993        *               0        *
William L. Rosoff (6)........    254,424        *               0        *
-------------------
* Less than 0.1%.

(1) For purposes of this table, a person is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person named above, any security that such person has the right to acquire within 60 days is deemed to be outstanding, but it is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) The number of shares of NGH common stock beneficially owned includes shares subject to currently exercisable options in the following amounts:
     (i) 19,837 shares for each of General Chain and Messrs. Chambers and Clendenin; (ii) 3,021,323 shares for Mr. Goldstone; (iii) 18,000 shares for Mr. Groves; (iv) 256,813 shares for Mr. Kilts; (v) 8,475 shares for Mr. Langhammer; (vi) 13,659 shares for Mr. Lockhart; (vii) 14,720 shares for Mr. Martin; (viii) 11,694 shares for Ms. Ridgway; (ix) 6,000 shares for Ms. Karch; (x) 388,993 shares for Mr. Rickard; (xi) 233,480 shares for Mr. Rosoff; and (xii) 3,410,195 shares for all directors and executive officers as a group. The number of shares of NGH common stock beneficially owned does not include the following stock units, which are common stock equivalents received as equity incentives or as deferred fees and other compensation: 7,954 units for each of General Chain, Mr. Chambers and Ms. Ridgway; 33,003 units for Mr. Clendenin; 36,000 units for Mr. Conant; 200,000 units for Mr. Goldstone; 25,569 units for Mr. Groves; 29,000 units for Mr. Healey; 1,004 units for each of Mr. Jenkins and Ms. Karch; 24,500 units for Mr. Kirkman; 11,888 units for Mr. Langhammer; 42,000 units for Mr. Lenny; 15,144 units for Mr. Lockhart; 17,117 units for Mr. Martin; and 460,091 units for all directors and executive officers as a group.

(3) The number of shares of Nabisco Holdings Class A common stock beneficially owned includes shares subject to currently exercisable options in the following amounts: (i) 10,300 shares for General Chain and Mr. Jenkins;
     (ii) 214,852 shares for Mr. Conant; (iii) 260,000 shares for Mr. Goldstone; (iv) 55,000 shares for Mr. Healey; (v) 182,097 shares for Mr. Kirkman; and (vi) 884,467 shares for all directors and executive officers as a group. The number of shares of Nabisco Holdings Class A common stock beneficially owned does not include Nabisco Holdings stock units in the following amounts: (i) 46,200 units for Mr. Conant; (ii) 17,500 units for Mr. Healey; (iii) 310,000 units for Mr. Kilts; (iv) 25,800 units for Mr. Kirkman; (v) 38,500 units for Mr. Lenny; and (vi) 438,000 units for all directors and executive officers as a group.

(4) Mr. Goldstone is also the holder of 301,725 contingent performance shares each equal in value to one share of NGH common stock which will be paid to Mr. Goldstone only if (i) Mr. Goldstone remains Chairman of NGH through December 31, 2001 (unless he is terminated as Chairman by NGH or he voluntarily terminates his service as Chairman with good reason) and (ii) the market price for NGH common stock averages $29.00 or more for any consecutive 30-day period ending on or prior to December 31, 2001.

(5) Until December 31, 1999 and for more than five years prior thereto, Ms. Karch was a Senior Partner and Director of McKinsey & Company, Inc., an international consulting firm. McKinsey & Company, Inc. has, from time to time, provided consulting services to NGH and its subsidiaries during the past few years, for which the consulting firm has been paid usual and customary fees.

(6) Mr. Rosoff is a partner at Davis Polk & Wardwell, a New York law firm. Mr. Rosoff was Senior Vice President and General Counsel from January 15, 1998 through October 15, 1999. Until December 31, 1997 and for more than five years prior thereto, Mr. Rosoff was a partner at Davis Polk & Wardwell. Davis Polk & Wardwell has, from time to time, provided legal services to NGH and its subsidiaries during the past few years, for which the law firm has been paid usual and customary fees.

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information, as of June 30, 2000, regarding the beneficial ownership of persons known to NGH to be the beneficial owners of more than five percent of any class of NGH's voting securities. The information was obtained from NGH records and information supplied by the stockholders, including information on Schedules 13D and 13G. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                        Number
                                                       of Shares
                           Name and Address           Beneficially     Percent
  Title of Class          Of Beneficial Owner            Owned         of Class
--------------------      --------------------        ------------     --------

Common Stock......... Capital Research and Management   42,625,000       13.1%
                      Company (1)
                      333 South Hope Street
                      Los Angeles, CA 90071
Common Stock......... Carl C. Icahn (2)                 31,237,200        9.6%
                      c/o Carl Icahn Associates Corp.
                      767 Fifth Avenue, 47th Floor
                      New York, NY 10153
Common Stock......... FMR Corp. (3)                     26,230,429        8.04%
                      82 Devonshire Street
                      Boston, MA 02109
-------------------
(1) According to Amendment No. 2 to a Schedule 13G dated February 11, 2000 filed with the SEC by Capital Research and Management Company ("Capital"), Capital, a registered investment advisor, is deemed to be the beneficial owner of 42,625,000 shares of NGH common stock as a result of acting as investment adviser to various registered investment companies.

(2) On June 22, 2000, Carl C. Icahn, Icahn & Co., Inc ("Icahn & Co."), High River Limited Partnership ("High River"), Riverdale LLC ("Riverdale") and Barberry Corp. ("Barberry" and, collectively, the "Icahn Affiliates") filed Amendment No. 9 to a Schedule 13D (the "Amended Schedule 13D"). According to the Amended Schedule 13D, the Icahn Affiliates may be deemed to beneficially own, in the aggregate, 31,237,200 shares of NGH common stock. Mr. Icahn has shared voting and dispositive power over the 31,237,200 shares. Icahn & Co. has sole voting and dispositive power over 8,272,900 of the shares. High River has sole and Riverdale has shared voting and dispositive power over 14,347,200 of the shares. Barberry has sole voting and dispositive power over 8,617,100 of the shares.

(3) On February 11, 2000, FMR Corp. ("FMR"), Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company ("FMRC") jointly filed a Schedule 13G with the SEC. According to the Schedule 13G, FMRC, a wholly-owned subsidiary of FMR, is the beneficial owner of 24,101,850 shares of NGH common stock, as investment advisor to various registered investment companies (the "Funds"). Edward C. Johnson 3d, FMR and the Funds each has sole dispositive power, and the Funds have sole power to vote, the 24,101,850 shares owned by the Funds. Fidelity International Limited ("FIL") is the beneficial owner of 382,020 shares of NGH common stock. FIL has sole voting and dispositive power over these shares. As investment manager of institutional accounts, Fidelity Management Trust Company, a wholly-owned subsidiary of FMR, is the beneficial owner of 1,746,559 shares of NGH common stock. Edward C. Johnson 3d and FMR each has sole voting and dispositive power over 1,180,250 of these shares and no voting or dispositive power over 566,300 of these shares.

                                  CHAPTER FIVE
                    ADDITIONAL INFORMATION FOR STOCKHOLDERS


                          FUTURE STOCKHOLDER PROPOSALS

     NGH will hold an annual meeting in the year 2001 only if the NGH merger described in this proxy statement has not already been completed. If such meeting is held, proposals of stockholders intended to be included in NGH's 2001 Annual Meeting Proxy Statement must be received by the Secretary of NGH no later than November 30, 2000 at NGH's principal executive offices: Nabisco Group Holdings Corp., 7 Campus Drive, Parsippany, NJ 07054-0311. Other stockholder proposals intended to be presented at NGH's 2001 Annual Meeting but not in the Annual Meeting Proxy Statement, must be received in writing at the same address, together with other required information as set forth in NGH's By-Laws, between February 9, 2001 and March 10, 2001.

                      WHERE YOU CAN FIND MORE INFORMATION

     NGH files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information NGH files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

     The SEC allows NGH to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in, or incorporated by reference in, this proxy statement. This proxy statement incorporates by reference the documents set forth below that NGH has previously filed with the SEC. These documents contain important information about NGH and our finances.


NGH SEC Filings (File No. 1-10215)                     Period
 ...............................................................................
Annual Report on Form 10-K                 Fiscal Year ended December 31, 1999
Quarterly Report on Form 10-Q              Fiscal Quarter ended March 31, 2000
Current Report on Form 8-K                 Filed on March 14, 2000

     We are also incorporating by reference additional documents that we file with the SEC between the date of this proxy statement and the date of the meeting.

     If you are an NGH stockholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this proxy statement. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from NGH at the following address:

                  Nabisco Group Holdings Corp.
                  7 Campus Drive
                  Parsippany, NJ 07054-0311
                  Attention: Investor Relations
                  Telephone: (973) 682-6478

     If you would like to request documents from us, please do so by o, 2000 to receive them before the meeting.

You should rely only on the information contained or incorporated by reference in this proxy statement to vote on the proposals. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated o, 2000. You should not assume that the information contained in the proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

                                                                        ANNEX A







                          AGREEMENT AND PLAN OF MERGER

                                   dated as of

                                  June 25, 2000

                                      among

                             NABISCO HOLDINGS CORP.,

                          PHILIP MORRIS COMPANIES INC.,

                                       and

                            STRIKE ACQUISITION CORP.

                                TABLE OF CONTENTS

                           --------------------------

                                                                            PAGE

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions.....................................................1

                                    ARTICLE 2
                                   THE MERGER

SECTION 2.01.  The Merger .....................................................6
SECTION 2.02.  Conversion of Shares............................................7
SECTION 2.03.  Surrender and Payment...........................................7
SECTION 2.04.  Dissenting Shares...............................................8
SECTION 2.05.  Stock Options...................................................9
SECTION 2.06.  Adjustments.....................................................9
SECTION 2.07.  Withholding Rights..............................................9
SECTION 2.08.  Lost Certificates..............................................10

                                    ARTICLE 3
                            THE SURVIVING CORPORATION

SECTION 3.01.  Certificate of Incorporation...................................10
SECTION 3.02.  Bylaws     ....................................................10
SECTION 3.03.  Directors and Officers.........................................10

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

SECTION 4.01.  Corporate Existence and Power..................................11
SECTION 4.02.  Corporate Authorization........................................11
SECTION 4.03.  Governmental Authorization.....................................11
SECTION 4.04.  Non-contravention..............................................12
SECTION 4.05.  Capitalization.................................................12
SECTION 4.06.  Subsidiaries...................................................13
SECTION 4.07.  SEC Filings....................................................14
SECTION 4.08.  Financial Statements...........................................14
SECTION 4.09.  Disclosure Documents...........................................15
SECTION 4.10.  Absence of Certain Changes.....................................15
SECTION 4.11.  No Undisclosed Liabilities.....................................17
SECTION 4.12.  Compliance with Laws and Court Orders..........................17


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


                                                                            PAGE

SECTION 4.13.  Litigation ....................................................18
SECTION 4.14.  Finders' Fees..................................................18
SECTION 4.15.  Opinion of Financial Advisors..................................18
SECTION 4.16.  Taxes..........................................................18
SECTION 4.17.  Employee Benefit Plans.........................................20
SECTION 4.18.  Environmental Matters..........................................23
SECTION 4.19.  Intellectual Property..........................................24
SECTION 4.20.  Antitakeover Statute...........................................24
SECTION 4.21.  Real Property..................................................24
SECTION 4.22.  Contracts; Joint Ventures......................................24
SECTION 4.23.  Indebtedness...................................................25

                                    ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF PARENT

SECTION 5.01.  Corporate Existence and Power..................................25
SECTION 5.02.  Corporate Authorization........................................26
SECTION 5.03.  Governmental Authorization.....................................26
SECTION 5.04.  Non-contravention..............................................26
SECTION 5.05.  Disclosure Documents...........................................27
SECTION 5.06.  Finders' Fees..................................................27
SECTION 5.07.  Financing  ....................................................27

                                    ARTICLE 6
                            COVENANTS OF THE COMPANY

SECTION 6.01.  Conduct of the Company.........................................28
SECTION 6.02.  Stockholder Action by Written Consent; Information
                 Material.....................................................31
SECTION 6.03.  Access to Information..........................................31
SECTION 6.04.  No Solicitation; Other Offers..................................32
SECTION 6.05.  Third Party Standstill Agreements..............................34

                                    ARTICLE 7
                               COVENANTS OF PARENT

SECTION 7.01.  Confidentiality................................................34
SECTION 7.02.  Obligations of Merger Subsidiary...............................34
SECTION 7.03.  Director and Officer Liability.................................35
SECTION 7.04.  Employee Matters...............................................36

                                                                            PAGE

                                    ARTICLE 8
                       COVENANTS OF PARENT AND THE COMPANY

SECTION 8.01.  Reasonable Best Efforts........................................37
SECTION 8.02.  Certain Filings................................................38
SECTION 8.03.  Public Announcements...........................................38
SECTION 8.04.  Further Assurances.............................................38
SECTION 8.05.  Notices of Certain Events......................................39

                                   ARTICLE 9
                            CONDITIONS TO THE MERGER

SECTION 9.01.  Conditions to Obligations of Each Party........................39
SECTION 9.02.  Conditions to the Obligations of Parent and
                 Merger Subsidiary............................................40
SECTION 9.03.  Conditions to the Obligations of the Company...................40

                                   ARTICLE 10
                                   TERMINATION

SECTION 10.01.  Termination...................................................41
SECTION 10.02.  Effect of Termination.........................................43

                                   ARTICLE 11
                                  MISCELLANEOUS

SECTION 11.01.  Notices   ....................................................44
SECTION 11.02.  Non-Survival of Representations and Warranties................45
SECTION 11.03.  Amendments; No Waivers........................................45
SECTION 11.04.  Expenses  ....................................................46
SECTION 11.05.  Successors and Assigns........................................47
SECTION 11.06.  Governing Law.................................................47
SECTION 11.07.  Jurisdiction..................................................47
SECTION 11.08.  WAIVER OF JURY TRIAL..........................................48
SECTION 11.09.  Counterparts; Effectiveness; Benefit..........................48
SECTION 11.10.  Entire Agreement..............................................48
SECTION 11.11.  Captions  ....................................................48
SECTION 11.12.  Severability..................................................48
SECTION 11.13.  Specific Performance..........................................49

                          AGREEMENT AND PLAN OF MERGER

           AGREEMENT AND PLAN OF MERGER dated as of June 25, 2000, among Nabisco Holdings Corp., a Delaware corporation (the "Company"), Philip Morris Companies Inc., a Virginia corporation ("Parent"), and Strike Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary").

           WHEREAS, the respective Boards of Directors of Parent, Merger Subsidiary and the Company have approved this Agreement, and deem it advisable and in the best interests of their respective stockholders to consummate the merger of Merger Subsidiary with and into the Company on the terms and conditions set forth herein; and

           WHEREAS, as a condition and inducement to Parent entering this Agreement, concurrently with the execution and delivery of this Agreement, Parent and Nabisco Group Holdings Corp., a Delaware corporation ("NGH"), a significant stockholder of the Company, are entering into a voting and indemnity agreement (the "NGH Voting Agreement") pursuant to which, among other things, NGH has agreed to vote its Shares in favor of the above-described merger, subject to approval by NGH's stockholders.

           NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

           SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

           "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

           "Benefit Arrangement" means any employment, severance or similar contract, plan, policy, fund or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock-related rights or other forms of incentive or deferred compensation, perquisites, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, worker's compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that (i) is not an Employee Plan, (ii) is entered into, maintained, administered or contributed to, as the case may be, by the Company or any of its Affiliates and (iii) covers any employee or former employee of the Company or any of its Subsidiaries employed in the United States.

           "Business Day" means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

           "Class A Shares" means the shares of Class A common stock, $0.01 par value, of the Company.

           "Class B Shares" means the shares of Class B common stock, $0.01 par value, of the Company.

           "Code" means the Internal Revenue Code of 1986.

           "Company Balance Sheet" means the consolidated balance sheet of the Company as of December 31, 1999 and the footnotes thereto set forth in the Company 10-K.

           "Company Intellectual Property Rights" means all material Intellectual Property Rights owned or licensed and used or held for use by the Company or any of its Subsidiaries.

           "Company 10-K" means the Company's annual report on Form 10-K for the fiscal year ended December 31, 1999.

           "Controlled Group Liability" means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412 and 4971 of the Code, (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code and (v) under corresponding or similar provisions of foreign laws or regulations, other than such liabilities that arise solely out of, or relate solely to, the Employee Plans, Benefit Arrangements and International Plans listed in the Company Disclosure Schedule.

           "Delaware Law" means the General Corporation Law of the State of Delaware.

           "Employee Arrangement" means any Benefit Arrangement, Employee Plan or International Plan.

           "Employee Plan" means any "employee benefit plan", as defined in
Section 3(3) of ERISA, that (i) is subject to any provision of ERISA, (ii) is maintained, administered or contributed to by the Company or any of its Affiliates and (iii) covers any employee or former employee of the Company or any of its Subsidiaries.

           "Environmental Laws" means any federal, state, local or foreign law, regulation, rule, order or decree, in each case as in effect on the date hereof, that has as its principal purpose the protection of the environment or the effect of the environment on human health and safety.

           "Environmental Permits" means all permits, licenses, certificates or approvals necessary for the operation of the Company or any of its Subsidiaries as currently conducted to comply with all applicable Environmental Laws.

           "ERISA" means the Employee Retirement Income Security Act of 1974.

           "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code or Section 4001(b)(1) or 4001(a)(14) of ERISA.

           "Governmental Entity" means any federal, state, local or foreign government or any court, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, domestic, foreign or supranational.

           "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

           "Intellectual Property Right" means any trademark, service mark, trade name, mask work, invention, patent, trade secret, copyright, know-how or proprietary information contained on any website, processes, formulae, products, technologies, discoveries, apparatus, Internet domain names, trade dress and general intangibles of like nature (together with goodwill), customer lists, confidential information, licenses, software, databases and compilations including any and all collections of data and all documentation thereof (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right.

           "International Plan" means any employment, severance or similar contract or arrangement (whether or not written) or any plan, policy, fund, program or arrangement or contract providing for compensatory severance, insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, pension or retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or benefits that (i) is not an Employee Plan or a Benefit Arrangement, (ii) is entered into, maintained, administered or contributed to by the Company or any of its Affiliates and (iii) covers any employee or former employee of the Company or any of its Subsidiaries.

           "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien, any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

           "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of such Person and its Subsidiaries, taken as a whole except any such effect resulting from or arising in connection with: (i) changes in circumstances or conditions affecting food companies in general, (ii) changes in general economic or business conditions or in financial markets in the United States or (iii) this Agreement or the transactions contemplated hereby or the announcement hereof.

           "Multiemployer Plan" means a multiemployer plan, as defined in
Section 3(37) of ERISA.

           "1933 Act" means the Securities Act of 1933.

           "1934 Act" means the Securities Exchange Act of 1934.

           "PBGC" means the Pension Benefit Guaranty Corporation.

           "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

           "SEC" means the Securities and Exchange Commission.

           "Shares" means the Class A Shares and the Class B Shares.

           "Significant Joint Ventures" means, together with their Subsidiaries,
(i) Bladeland Limited, (ii) Nabisco South Africa (Proprietary) Limited, (iii) PT Nabisco Foods, (iv) Beijing Yili Food Company, (v) Beijing Nabisco Food Company and (vi) any comparable joint venture or partnership of the Company or any of its Subsidiaries.

           "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

           "Tax Sharing Agreement" means the Tax Sharing Agreement dated as of June 14, 1999 among NGH, R.J. Reynolds Tobacco Holdings, Inc., R. J. Reynolds Tobacco Company and the Company, as such agreement may be amended from time to time.

           "Title IV Plan" means a plan subject to Title IV of ERISA other than any Multiemployer Plan.

           "Withdrawal Liability" means liability to or with respect to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA.

           Any reference in this Agreement to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder.

            (b) Each of the following terms is defined in the Section set forth opposite such term:

     Term                                                    Section
     ----                                                   ---------
     Acquisition Proposal.................................    6.04
     Agents...............................................    6.04
     Certificates.........................................    2.03
     Change in Tax Law....................................    10.01
     Company Disclosure Schedule..........................  Article 4
     Company Employees....................................    7.04
     Company Information Statement........................    4.09
     Company Properties...................................    4.21
     Company SEC Documents................................    4.07
     Company Securities...................................    4.05
     Company Subsidiary Securities........................    4.06

     Term                                                    Section
     ----                                                   ---------
     Confidentiality Agreement............................    6.03
     Contracts............................................    4.22
     Effective Time.......................................    2.01
     Exchange Agent.......................................    2.03
     Filed Contracts......................................    4.22
     Financing Agreements.................................    5.07
     GAAP.................................................    4.08
     Indemnified Person...................................    7.03
     IRS..................................................    4.16
     JV Agreements........................................    4.22
     Merger...............................................    2.01
     Merger Consideration.................................    2.02
     NGH..................................................  recitals
     NGH Stockholder Meeting..............................    10.01
     NGH Voting Agreement.................................  recitals
     Preferred Shares.....................................    4.05
     RJR..................................................    10.01
     Superior Proposal....................................    6.04
     Surviving Corporation................................    2.01
     Tax Return...........................................    4.16
     Taxes................................................    4.16
     Taxing Authority.....................................    4.16


                                    ARTICLE 2
                                   THE MERGER

           SECTION 2.01. The Merger. (a) At the Effective Time, Merger Subsidiary shall be merged (the "Merger") with and into the Company in accordance with Delaware Law, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation (the "Surviving Corporation").

            (b) As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, the Company and Merger Subsidiary will file a certificate of merger with the Delaware Secretary of State and make all other filings or recordings required by Delaware Law in connection with the Merger. The Merger shall become effective at such time (the "Effective Time") as the certificate of merger is duly filed with the Delaware Secretary of State or at such later time as is specified in the certificate of merger.

            (c) From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Subsidiary, all as provided under Delaware Law.

           SECTION 2.02.  Conversion of Shares.  At the Effective Time:

            (a) except as otherwise provided in Section 2.02(b) or Section 2.04, each Share outstanding immediately prior to the Effective Time shall be converted into the right to receive $55.00 in cash, without interest (the "Merger Consideration");

            (b) each Share held by the Company as treasury stock or owned by Parent or any of its Subsidiaries immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto; and

            (c) each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

           SECTION 2.03. Surrender and Payment. (a) Prior to the Effective Time, Parent shall appoint an agent (the "Exchange Agent") reasonably acceptable to the Company for the purpose of exchanging certificates representing Shares (the "Certificates") for the Merger Consideration. At the Effective Time, Parent will deposit with the Exchange Agent the Merger Consideration to be paid in respect of the Shares. Promptly after the Effective Time, Parent will send, or will cause the Exchange Agent to send, to each holder of Shares at the Effective Time a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates to the Exchange Agent) for use in such exchange.

            (b) Each holder of Shares that have been converted into the right to receive the Merger Consideration will be entitled to receive, upon surrender to the Exchange Agent of a Certificate, together with a properly completed letter of transmittal, the Merger Consideration payable for each Share represented by such Certificate. Until so surrendered, each such Certificate shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration.

            (c) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition to such payment that the Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

            (d) After the Effective Time, there shall be no further registration of transfers of Shares. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.

            (e) Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.03(a) (and any interest or other income earned thereon) that remains unclaimed by the holders of Shares one year after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged Shares for the Merger Consideration in accordance with this Section 2.03 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration in respect of such Shares without any interest thereon. Notwithstanding the foregoing, Parent shall not be liable to any holder of Shares for any amount paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of Shares three years after the Effective Time (or such earlier date immediately prior to such time when the amounts would otherwise escheat to or become property of any governmental authority) shall become, to the extent permitted by applicable law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

            (f) Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.03(a) to pay for Shares for which appraisal rights have been perfected shall be returned to Parent, upon demand.

           SECTION 2.04. Dissenting Shares. Notwithstanding Section 2.02, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Shares in accordance with Delaware Law shall not be converted into a right to receive the Merger Consideration, unless such holder fails to perfect, withdraws or otherwise loses its right to appraisal. If, after the Effective Time, such holder fails to perfect, withdraws or loses its right to appraisal, such Shares shall be treated as if they had been converted as of the Effective Time into a right to receive the Merger Consideration. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Shares. Except as required by applicable law or with the prior written consent of Parent, the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

           SECTION 2.05. Stock Options. (a) At or immediately prior to the Effective Time, each employee or director stock option to purchase Shares outstanding under any stock option or compensation plan or arrangement of the Company, whether or not vested or exercisable, shall be canceled, and the Company shall pay each holder of any such option at the time provided below for each such option an amount in cash determined by multiplying (i) the excess, if any, of the Merger Consideration per Share over the applicable exercise price of such option by (ii) the number of Shares such holder could have purchased (assuming full vesting of all options) had such holder exercised such option in full immediately prior to the Effective Time. In the case of each such option that is outstanding on the date hereof, such payment shall be made before, at or promptly after the Effective Time. In all other cases, such payment shall be made when and if such option is exercised (or vests, if converted into a right to receive cash) in accordance with its terms.

            (b) Prior to the Effective Time, the Company shall (i) use its best efforts to obtain any consents from holders of options to purchase Shares granted under the Company's stock option or compensation plans or arrangements and (ii) make any amendments to the terms of such stock option or compensation plans or arrangements that, in the case of either clauses (i) or (ii), are necessary to give effect to the transactions contemplated by Section 2.05(a). Notwithstanding any other provision of this Section, payment may be withheld in respect of any employee stock option until such necessary consents are obtained, and the Company shall withhold from such payments all amounts required by applicable law or regulation to be withheld for taxes or otherwise.

           SECTION 2.06. Adjustments. If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding Shares shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of Shares, or stock dividend thereon with a record date during such period, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted.

           SECTION 2.07. Withholding Rights. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. If the Surviving Corporation or Parent, as the case may be, so withholds amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which the Surviving Corporation or Parent, as the case may be, made such deduction and withholding.

           SECTION 2.08. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will pay, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the Shares represented by such Certificate, as contemplated by this Article.


                                    ARTICLE 3
                            THE SURVIVING CORPORATION

           SECTION 3.01. Certificate of Incorporation. The certificate of incorporation of the Company in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable law.

           SECTION 3.02. Bylaws. The bylaws of Merger Subsidiary in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

           SECTION 3.03. Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation.


                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           Except as set forth in the corresponding sections or subsections of the disclosure schedule delivered by the Company to Parent on or prior to the date hereof (the "Company Disclosure Schedule") or in the Company SEC Documents, the Company represents and warrants to Parent that:

           SECTION 4.01. Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company has heretofore made available to Parent true and complete copies of the certificate of incorporation and bylaws of the Company as currently in effect.

           SECTION 4.02. Corporate Authorization. (a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers and, except for the affirmative vote of the holders of a majority of the outstanding Shares in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding Shares is the only vote of the holders of any of the Company's capital stock necessary in connection with the consummation of the Merger. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company.

            (b) At a meeting duly called and held, the Company's Board of Directors has (i) determined that this Agreement and the transactions contemplated hereby are fair to and in the best interests of the Company's stockholders, (ii) declared advisable, approved and adopted this Agreement and the transactions contemplated hereby and (iii) resolved (subject to Section 6.04(c)) to recommend approval and adoption of this Agreement and the Merger by its stockholders.

           SECTION 4.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Entity, other than (i) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act and of laws, rules and regulations in foreign jurisdictions governing antitrust or merger control matters, (iii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable securities or takeover laws, whether state or foreign and
(iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or materially to impair the ability of the Company to consummate the transactions contemplated by this Agreement.

           SECTION 4.04. Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or of the similar organizational documents of any of its material Subsidiaries, (ii) assuming compliance with the matters referred to in Section 4.03, contravene, conflict with, or result in a violation or breach of any provision of any applicable law, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute (with or without notice or lapse of time or both) a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon the Company or any of its Subsidiaries (or their respective Company Properties) or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Company and its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, except, in the case of clauses
(ii), (iii) and (iv), for such matters as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger.

           SECTION 4.05. Capitalization. (a) The authorized capital stock of the Company consists of (i) 1 billion shares of common stock, $0.01 par value per share, of which (x) 265,000,000 shares have been designated as Class A Shares,
(y) 213,250,000 shares have been designated as Class B Shares and (z) the remaining 521,750,000 shares may be designated by the Board of Directors of the Company as either Class A Shares or Class B Shares prior to issuance, and (ii) 75,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Shares"). As of June 22, 2000, there were outstanding: (1) 52,704,984 Class A Shares (including equivalents payable in cash or Class A Shares); (2) 213,250,000 Class B Shares; (3) employee and director stock options to purchase an aggregate of 20,913,569 Class A Shares; and (4) no Preferred Shares. All shares of capital stock of the Company outstanding as of the date hereof have been duly authorized and validly issued and are fully paid and nonassessable. All Class A Shares issuable upon exercise of outstanding employee or director stock options have been duly authorized and, when issued in accordance with the terms thereof, will be validly issued and will be fully paid and nonassessable.

            (b) Except as set forth in this Section 4.05 and for changes since June 22, 2000 resulting from the exercise of employee or director stock options outstanding on such date, there are no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities.

           SECTION 4.06. Subsidiaries. (a) Each Subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Each such Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. All material Subsidiaries of the Company and their respective jurisdictions of incorporation are identified in the Company 10-K. Section 4.06 of the Company Disclosure Schedule identifies the Company's direct and indirect percentage ownership of each Subsidiary.

            (b) All of the outstanding capital stock of, or other voting securities or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of the Company or (ii) options or other rights to acquire from the Company or any of its Subsidiaries, or other obligation of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities or ownership interests in, any Subsidiary of the Company (the items in clauses (i) and (ii) being referred to collectively as the "Company Subsidiary Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries (i) to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities, (ii) to register any Company Subsidiary Securities under the 1933 Act or any state securities law or (iii) to grant preemptive or antidilutive rights with respect to any Company Subsidiary Securities.

           SECTION 4.07. SEC Filings. (a) The Company has made available to Parent (i) the Company's annual reports on Form 10-K for its fiscal years ended December 31, 1999 and 1998, (ii) its quarterly report on Form 10-Q for its fiscal quarter ended March 31, 2000, (iii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of the Company held since December 31, 1999 and (iv) all of its other reports, statements, schedules and registration statements filed with the SEC since December 31, 1999 (the documents referred to in this Section 4.07(a), collectively, the "Company SEC Documents").

           (b) As of its filing date, each Company SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be.

           (c) As of its filing date (or, if amended or superceded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

           (d) Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

           (e) Other than Nabisco, Inc., no Subsidiary of the Company is subject to the periodic reporting requirements of the 1934 Act.

           SECTION 4.08. Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements (including the related notes) of the Company included in the Company SEC Documents fairly present in all material respects, in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments that are not expected to be material in amount in the case of any unaudited interim financial statements).

           SECTION 4.09. Disclosure Documents. The information statement of the Company to be filed with the SEC in connection with the Merger (the "Company Information Statement") and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act. At the time the Company Information Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, the Company Information Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.09 will not apply to statements or omissions included in the Company Information Statement based upon information furnished to the Company by Parent specifically for use therein.

           SECTION 4.10. Absence of Certain Changes. Since December 31, 1999, the business of the Company and its Subsidiaries has been conducted in the ordinary course consistent with past practices and there has not been:

           (a) any event, occurrence, development or state of circumstances or facts that, either individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on the Company;

           (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company (other than customary quarterly cash dividends on the Shares in an amount not greater than $.188 per Share per quarter), or any repurchase, redemption or other acquisition by the Company or any of its Subsidiaries of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company or any of its Subsidiaries;

           (c) any amendment of any material term of any outstanding security of the Company or any of its Subsidiaries;

           (d) any incurrence, assumption or guarantee by the Company or any of its Subsidiaries of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;

           (e) any creation or other incurrence by the Company or any of its Subsidiaries of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

           (f) any making of any loan, advance or capital contributions to or investment in any Person not wholly owned, directly or indirectly, by the Company, other than immaterial amounts in the ordinary course of business consistent with past practices;

           (g) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or any of its Subsidiaries that has had or would reasonably be expected to have a Material Adverse Effect on the Company;

           (h) any transaction or commitment made, or any contract or agreement entered into, by the Company or any of its Subsidiaries relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Company or any of its Subsidiaries of any contract or other right, in either case, material to the Company and its Subsidiaries, taken as a whole, other than transactions and commitments in the ordinary course of business consistent with past practices and those contemplated by this Agreement;

           (i) any change in any method of accounting, method of tax accounting or accounting principles or practice by the Company or any of its Subsidiaries, including, without limitation, any amendment of the Tax Sharing Agreement, except for any such change which is not significant or which is required by reason of a concurrent change in GAAP;

           (j) any (i) grant of any severance or termination pay to (or amendment to any existing arrangement with) any director, officer or (to the extent material in the aggregate) employee of the Company or any of its Subsidiaries, (ii) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit-sharing, thrift, pension, retirement or other benefit plan or arrangement covering any director, officer or employee of the Company or any of its Subsidiaries, (iii) other than as disclosed in Section 4.10(j)(iii) of the Company Disclosure Schedule, increase in compensation, bonus or other benefits payable to any director or executive officer (or other officer with an employment agreement) of the Company, or (iv) other than in the ordinary course of business consistent with past practice, increase in compensation, bonus or other benefits payable to any employee not described in clause (iii) of the Company or any of its Subsidiaries;

           (k) any material labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any of its Subsidiaries, which employees were not subject to a collective bargaining agreement at December 31, 1999, or any material lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;

           (l) any settlement or waiver of a material litigation or claim; or

           (m) any agreement to do any of the foregoing.

           SECTION 4.11. No Undisclosed Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

           (a) liabilities or obligations disclosed or provided for in the Company Balance Sheet or in the notes thereto or in the Company SEC Documents filed prior to the date hereof,

           (b) liabilities or obligations incurred in the ordinary course of business that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company,

           (c) immaterial liabilities or obligations not incurred in the ordinary course which, taken together, are not material to the Company and its Subsidiaries taken as a whole,

           (d) liabilities or obligations under this Agreement, or

           (e) liabilities or obligations incurred in connection with the transactions contemplated hereby and disclosed in the Company Disclosure Schedule.

           No representations or warranties with respect to environmental matters are being made in this Section 4.11.

           SECTION 4.12. Compliance with Laws and Court Orders. Neither the Company nor any of its Subsidiaries nor any of their respective properties is in violation of, or has since December 31, 1999 violated, any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree, except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger. The Company and its Subsidiaries are in compliance with the terms of all required governmental licenses, authorizations, permits, consents and approvals, except where the failure so to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

           SECTION 4.13. Litigation. There is no action, suit, investigation or proceeding pending, or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries, or any of their respective properties before any court or arbitrator or before or by any Governmental Entity, that, if determined or resolved adversely in accordance with the plaintiff's demands, would reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger. Neither the Company nor any of its Subsidiaries is subject to any outstanding order, writ, injunction or decree that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger.

           SECTION 4.14. Finders' Fees. Except for UBS Warburg LLC, Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc., copies of whose engagement agreements have been provided to Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement. The fees, commissions and expenses of UBS Warburg, LLC, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Davis Polk & Wardwell, Deloitte & Touche LLP and any other advisors retained by the Company or NGH in connection with the transactions contemplated by this Agreement to be paid by the Company will not exceed $50 million.

           SECTION 4.15. Opinion of Financial Advisors. The Company has received an opinion of UBS Warburg LLC and an opinion of Morgan Stanley & Co. Incorporated, each dated as of the date of this Agreement and each to the effect that, as of the date of such opinion, the Merger Consideration is fair to the Company's stockholders from a financial point of view. Complete and correct signed copies of such opinions will be delivered to Parent as soon as practicable after the date of this Agreement.

           SECTION 4.16. Taxes. (a) The Company and each of its Subsidiaries has timely filed (or has had timely filed on its behalf) or will file or cause to be timely filed all material Tax Returns required by applicable law to be filed by it or on its behalf prior to or as of the Effective Time, and all such Tax Returns are, or will be at the time of filing, true and complete in all material respects.

           (b) The Company and each of its Subsidiaries has paid (or has had paid on its behalf), or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) or (with respect to new contingencies arising after the date hereof) will establish or cause to be established in accordance with GAAP on or before the Effective Time an adequate accrual for the payment of, all taxes due with respect to any period ending prior to or as of the Effective Time.

           (c) The federal income Tax Returns filed with respect to the Company and its Subsidiaries have been examined and settled with the Internal Revenue Service (the "IRS") (or the applicable statutes of limitation for the assessment of federal income Taxes for such periods have expired) for all years through 1994.

           (d) There are no material Liens or encumbrances for Taxes on any of the assets of the Company or any of its Subsidiaries.

           (e) The Company and its Subsidiaries have complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes.

           (f) No federal, state, local or foreign audits or administrative proceedings are pending with regard to any material Taxes or Tax Return of the Company or its Subsidiaries and none of them has received a written notice of any proposed audit or proceeding regarding any pending audit or proceeding.

           (g) "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, goods and services, service use, license, value added, capital, net worth, payroll, profits, withholding, franchise, transfer and recording taxes, fees and charges, and any other taxes, assessment or similar charges imposed by the IRS or any taxing authority (whether domestic or foreign including any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)) (a "Taxing Authority"), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments. "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority or jurisdiction (foreign or domestic) with respect to Taxes, including information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

           SECTION 4.17. Employee Benefit Plans. (a) The Company has made available to Parent copies of each material Employee Plan (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto), summary plan description and any material modifications thereto, annual financial report and actuarial valuation report prepared in connection with any such Employee Plan and all trust agreements, insurance contracts and other funding vehicles relating thereto. The Company Disclosure Schedule identifies each such Employee Plan that is (i) a Multiemployer Plan, (ii) a Title IV Plan or (iii) maintained in connection with any trust described in Section 501(c)(9) of the Code.

           (b) Each material Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption; each trust created under any such Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation. The Company has made available to Parent the most recent determination letter of the Internal Revenue Service relating to each such Employee Plan. Each material Employee Plan has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including ERISA and the Code.

           (c) The Company has made available to Parent copies (or if there is no written plan document, any existing written descriptions) of each material Benefit Arrangement (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof. Each such Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations and has been maintained in good standing with applicable regulatory authorities.

           (d) There has been no failure of a group health plan (as defined in Section 5000(b)(1) of the Code) to meet the requirements of Code Section 4980B(f) with respect to a qualified beneficiary (as defined in Section 4980B(g)). Neither the Company nor any of its Subsidiaries has contributed to a nonconforming group health plan (as defined in Section 5000(c)) and no ERISA Affiliate of the Company or any of its Subsidiaries has incurred a tax under

Section 5000(a) that is or could become a liability of the Company or any of its Subsidiaries.

           (e) The Company has made available to Parent copies of each material International Plan. Each such International Plan has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations (including any special provisions relating to qualified plans where such Plan was intended so to qualify) and has been maintained in good standing with applicable regulatory authorities. There has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any of its Subsidiaries relating to, or change in employee participation or coverage under, any material International Plan that would increase materially the expense of maintaining such International Plan above the level of expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof. Each such International Plan that is intended to be funded and/or book-reserved is fully funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions.

           (f) The Company Disclosure Schedule contains a complete list of all material Employee Arrangements. Except as specifically provided in the foregoing documents made available to Parent, no amendments to any such Employee Arrangement have been adopted or approved nor has the Company or any of its Affiliates undertaken to make any such amendments or to adopt or approve any new material Employee Arrangement.

           (g) All material contributions required to be made to any Employee Arrangement or any trust or other arrangement funding any of the foregoing by applicable law or regulation or by any plan document or other contractual undertaking, and all material premiums due or payable with respect to insurance policies funding any Employee Arrangement, for any period through the date hereof have been timely made or paid in full.

           (h) With respect to each Title IV Plan: (i) there does not exist any accumulated funding deficiency within the meaning of Code Section 412 or Section 302 of ERISA, whether or not waived; (ii) no reportable event within the meaning of Section 4043(c) of ERISA for which the 30-day notice requirement has not been waived has occurred, and the consummation of the transactions contemplated by this Agreement will not result in the occurrence of any such reportable event;
(iii) all premiums to the PBGC have been timely paid in full; (iv) no material liability (other than for premiums to the PBGC) under Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries; and (v) the PBGC has not instituted proceedings to terminate any such Title IV Plan and, to the Company's knowledge, no condition exists that presents a risk that such proceedings will be instituted or which would constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such Title IV Plan.

           (i) There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be a material liability of the Company or any of its Subsidiaries following the Closing. None of the Company and its Subsidiaries nor any of their respective ERISA Affiliates has incurred any material Withdrawal Liability that has not been satisfied in full. With respect to each Employee Plan that is a Multiemployer Plan: (i) if the Company or any of its Subsidiaries or any of their respective ERISA Affiliates were to experience a withdrawal or partial withdrawal from such plan, no material Withdrawal Liability would be incurred; and (ii) none of the Company and its Subsidiaries, nor any of their respective ERISA Affiliates has received any notification, nor has any reason to believe, that any such Employee Plan is in reorganization, has been terminated, is insolvent, or may reasonably be expected to be in reorganization, to be insolvent, or to be terminated.

           (j) The Company Disclosure Schedule sets forth: (i) an accurate and complete list of each material Employee Arrangement under which the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby could (either alone or in conjunction with any other event such as termination of employment) result in, cause the accelerated vesting, funding or delivery of, or increase the amount or value of, any payment or benefit to any employee, officer or director of the Company, or any of its Subsidiaries, or for which the Company or any of its Subsidiaries could be liable, or would limit the right of the Company or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from any material Employee Arrangement or related trust; (ii) the aggregate dollar amounts payable by the Company and its Subsidiaries pursuant to or with respect to bonuses and other incentive compensation in connection with or as a result of the consummation of the transactions contemplated hereby; (iii) the aggregate liabilities of the Company and its Subsidiaries, together with any corresponding assets held in any grantor trust of the Company and its Subsidiaries, pursuant to each Employee Arrangement (other than Employee Plans that are qualified under Section 401(a) of the Code) providing any supplemental or excess retirement benefits or other deferred compensation (whether elective or nonelective), in each case determined as of the date set forth in the Company Disclosure Schedule and (iv) the aggregate amounts of change-of-control severance and other change-of-control payments (whether contingent or not) that have been or will be deferred under the Company's Deferred Compensation Plan. No outstanding options to purchase Shares granted to any current or former employee or director of the Company or any of its Affiliates contain any provision that would entitle the holder to receive any cash payment with respect thereto in connection with the consummation of the transactions contemplated hereby in excess of the amounts provided for in
Section 2.05 hereof.

           (k) There are no pending or threatened claims (other than claims for benefits in the ordinary course), investigations, lawsuits or arbitrations which have been asserted or instituted, and, to the Company's knowledge, no set of circumstances exists which may reasonably be expected to give rise to a claim or lawsuits, against the material Employee Arrangements, any fiduciaries thereof with respect to their duties to such Employee Arrangements or the assets of any of the trusts under any of such Employee Arrangements which could reasonably be expected to result in any material liability of the Company or any of its Subsidiaries to the PBGC, the Department of Treasury, the Department of Labor, or any other U.S. or foreign governmental authority, or to any of such Employee Arrangements, any participant in any such Employee Arrangement, or any other party. Without limiting the generality of the foregoing, neither the Company nor any of its Affiliates has any actual or contingent liability under any such Employee Arrangement or under any applicable law or regulation for pay or benefits incurred as a result of corporate restructuring, downsizing, layoffs or similar events that has not been fully satisfied or adequately reserved for in the audited consolidated financial statements (including the related notes) and unaudited consolidated financial statements (including the related notes) of the Company included in the Company SEC Documents.

           SECTION 4.18. Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:

               (i) no written notice, demand, request for information, citation, summons or order has been received, no penalty has been assessed, and no investigation, action, claim, suit or proceeding is pending or, to the knowledge of the Company, threatened by any Governmental Entity or other Person which alleges a violation by the Company or any Subsidiary of the Company of any Environmental Law;

               (ii) the Company and its Subsidiaries are in compliance with all Environmental Laws and all Environmental Permits; and

               (iii) there are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising
          (x) under or in connection with any Environmental Law or any related claim or (y) in connection with any environmental matter.

           SECTION 4.19. Intellectual Property. The Company and its Subsidiaries own, or are validly licensed or otherwise have the right to use, all Company Intellectual Property Rights used in the conduct of their businesses, except where the failure to own or possess valid rights to such Company Intellectual Property Rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. No Company Intellectual Property Right is subject to any outstanding judgment, injunction, order, decree or agreement restricting the use thereof by the Company or any of its Subsidiaries or restricting the licensing thereof by the Company or any of its Subsidiaries to any Person, except for any judgment, injunction, order, decree or agreement which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries is infringing on any other Person's Intellectual Property Rights and to the knowledge of the Company no Person is infringing on any Company Intellectual Property Rights, except, in either case, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company. Except for such matters as would not reasonably be expected to have a Material Adverse Effect on the Company, as of May 31, 2000 (i) neither the Company nor any of its Subsidiaries was a defendant in any action, suit, investigation or proceeding relating to, or otherwise was notified of, any alleged claim of infringement of any Intellectual Property Right and (ii) the Company and its Subsidiaries had no outstanding claim or suit for any continuing infringement by any other Person of any Company Intellectual Property Rights.

           SECTION 4.20. Antitakeover Statute. The Company has taken all action necessary to exempt the Merger and this Agreement and the transactions contemplated hereby from the provisions of Section 203 of Delaware Law.

           SECTION 4.21. Real Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company: (i) the Company or its Subsidiaries have good and marketable fee title or a valid leasehold interest in all of the real property and related equipment used by the Company or its Subsidiaries or otherwise reflected in the Company's financial statements identified in Section 4.08 above (collectively, the "Company Properties"), in each case free and clear of any Liens or rights of third parties and (ii) the Company Properties (taking into account, without limitation, all Liens related thereto, all zoning and other restrictions applicable thereto and the condition thereof) are suitable and adequate for the conduct of the businesses of the Company and its Subsidiaries as currently conducted.

           SECTION 4.22. Contracts; Joint Ventures. (a) Except for employee benefit plans and any contracts filed as an exhibit to any Company SEC Documents

("Filed Contracts"), Section 4.22(a) of the Company Disclosure Schedule lists all oral or written contracts, agreements, guarantees and leases that exist as of the date hereof to which the Company or any of its Subsidiaries is a party or by which it is bound which are or would be required to be filed as an exhibit to the Company SEC Documents (the listed contracts and the Filed Contracts, the "Contracts"). All of the Contracts governed by the laws of the United States or any state and, to the knowledge of the Company, all of the Contracts governed by the laws of any foreign jurisdiction, are valid and binding obligations of the Company or such Subsidiary and, to the knowledge of the Company, the valid and binding obligation of each other party thereto, with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Neither the Company or such Subsidiary nor, to the knowledge of the Company, any other party thereto is in violation of or in default in respect of, nor has there occurred an event or condition which with the passage of time or giving of notice (or both) would constitute a default under or permit the termination of, any such Contract, except such violations or defaults under or terminations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

            (b) The Company has made available to Parent complete and correct copies of all agreements relating to the formation and governance of the Significant Joint Ventures (the "JV Agreements"). Other than as contained in the JV Agreements, the Company has no obligations of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, to loan funds to, make capital contributions to, or guarantee indebtedness or other obligations of, the Significant Joint Ventures.

           SECTION 4.23. Indebtedness. At the date hereof, the Company and its Subsidiaries have outstanding indebtedness for borrowed money (including, without limitation, off-balance sheet indebtedness, guarantees of third party indebtedness and capitalized lease obligations) in an aggregate principal amount not greater than $4.5 billion.


                                    ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF PARENT

           Parent represents and warrants to the Company that:

           SECTION 5.01. Corporate Existence and Power. Each of Parent and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement or in connection with arranging any financing required to consummate the transactions contemplated hereby.

           SECTION 5.02. Corporate Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Parent and Merger Subsidiary and constitutes a valid and binding agreement of each of Parent and Merger Subsidiary.

           SECTION 5.03. Governmental Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Entity, other than (i) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act and of laws, rules and regulations in foreign jurisdictions governing antitrust or merger control matters, (iii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable securities or takeover laws, whether state or foreign and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent or materially to impair the ability of Parent and Merger Subsidiary to consummate the transactions contemplated by this Agreement.

           SECTION 5.04. Non-contravention. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Subsidiary, (ii) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with, or result in any violation or breach of any provision of any law, regulation, judgment, injunction, order or decree or (iii) require any consent or other action by any Person under, constitute (with or without notice of lapse of time or both) a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or Merger Subsidiary is entitled under any provision of any agreement or other instrument binding upon Parent or Merger Subsidiary, except, in the case of clauses (ii) and (iii), for such matters as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent or prevent or materially delay the consummation of the Merger.

           SECTION 5.05. Disclosure Documents. The information with respect to Parent and any of its Subsidiaries that Parent furnishes to the Company specifically for use in the Company Information Statement will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at the time such Company Information Statement or any amendment or supplement thereto is first mailed to stockholders of the Company.

           SECTION 5.06. Finders' Fees. Except for Chase Securities Inc., Credit Suisse First Boston and Wasserstein Perella & Co., Inc., whose fees will be paid by Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission from the Company or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

           SECTION 5.07. Financing. Parent has received and furnished copies to the Company of fully executed and operative agreements (the "Financing Agreements") with Chase Securities Inc. and Credit Suisse First Boston Corp. dated as of June 22, 2000 pursuant to which such entities have agreed, subject to the terms and conditions thereof, to provide financing to Parent in an amount sufficient, together with existing credit facilities, cash on hand and other liquid securities owned directly or indirectly by Parent, to pay all cash amounts payable to Company stockholders and optionholders in connection with the transactions contemplated by this Agreement, to effect, assuming the accuracy of the Company's representations in this Agreement, all necessary refinancing of existing indebtedness of the Company and its Subsidiaries or of Parent and its Subsidiaries that is required as a result of the transactions contemplated by this Agreement, and to pay all related fees and expenses. As of the date hereof, Parent knows of no facts or circumstances that could reasonably be expected to result in any of the conditions set forth in the Financing Agreements not being satisfied.

                                    ARTICLE 6
                            COVENANTS OF THE COMPANY

           The Company agrees that:

           SECTION 6.01. Conduct of the Company. From the date hereof until the Effective Time, the Company and its Subsidiaries shall conduct their business and operate their properties in the ordinary course consistent with past practice and shall use their reasonable best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, except with the prior written consent of Parent or as contemplated by this Agreement or as set forth in the Company Disclosure Schedule, from the date hereof until the Effective Time neither the Company nor any of its Subsidiaries shall:

            (a) declare, set aside or pay any dividend or other distribution with respect to any share of its capital stock, other than (x) customary quarterly cash dividends on the Shares in an amount not to exceed $.188 per Share per quarter and (y) dividends and other distributions paid by any Subsidiary of the Company to the Company or any wholly-owned Subsidiary of the Company;

            (b) repurchase, redeem or otherwise acquire any shares of capital stock or other securities of, or other ownership interests in, the Company or any of its Subsidiaries;

            (c) issue, deliver, pledge, encumber or sell any Shares, or any securities convertible into Shares, or any rights, warrants or options to acquire any Shares, other than (i) issuances pursuant to stock-based awards or options that are outstanding on the date hereof, as referenced in Section 4.05 of this Agreement, or are granted in accordance with the following clause (ii), and (ii) additional options to acquire Shares granted at fair market value or other awards based on Shares under the terms of the Company's stock plans as in effect on the date hereof in the ordinary course consistent with past practice, but in no event shall such options and awards relate to more than 100,000 Shares, nor shall any such options or awards be granted to any officers or directors of the Company or contain any provisions relating to the acceleration of vesting that are triggered by the execution of this Agreement or the consummation of the Merger;

            (d) amend its Certificate of Incorporation or By-Laws or other comparable organizational documents or amend any terms of the outstanding securities of the Company or its Subsidiaries;

            (e) merge or consolidate with any other Person, make any investment in any other Person, including any joint venture, or acquire the stock or assets or rights of any other Person other than (i) pursuant to existing contracts or commitments as set forth in Section 6.01 of the Company Disclosure Schedule,
(ii) in each case in the ordinary course of business consistent with past practice, purchases of raw materials, property, plant and equipment, services and items used or consumed in the manufacturing process, (iii) capital expenditures made pursuant to the Company's 2000 Capital Expenditure Program, a copy of which has been made available to Parent, or (iv) transactions that are in the ordinary course consistent with past practice and not individually in excess of $5 million;

            (f) sell, lease, license or otherwise dispose of any Subsidiary or any assets, securities, rights or property other than (but for purposes of clauses (i) - (iii), excluding matters addressed in Section 6.01(r)) (i) pursuant to existing contracts or commitments as set forth in Section 6.01 of the Company Disclosure Schedule, (ii) sales of inventory and equipment in the ordinary course of business consistent with past practice, or (iii) transactions that are in the ordinary course consistent with past practice and not individually in excess of $10 million;

            (g) incur any indebtedness (whether or not reflected on the Company's balance sheet) for borrowed money, guarantee any such indebtedness, enter into any new or amend existing facilities relating to indebtedness, issue or sell any debt securities or warrants or other rights to acquire any debt securities or guarantee any debt securities, other than any indebtedness, guarantee or issuance incurred under current facilities (or renewals or replacements thereof made in consultation with Parent) in the ordinary course of business consistent with past practice in an aggregate amount not to exceed $4.6 billion outstanding at any time or incurred between the Company and any of its wholly owned Subsidiaries or between any of such wholly owned Subsidiaries;

            (h) except as required under any collective bargaining agreement (whether now or hereafter in effect) or under Section 2.05 or as may be mutually agreed upon between Parent and the Company, enter into or adopt any new, or amend any existing, Employee Arrangement, other than as required by law, except that, in order to retain a current employee or recruit a new employee, in each case consistent with past practice, the Company or its Subsidiaries may amend Employee Arrangements with individual employees who are not officers or directors of the Company if such amendments will result in not more than a de minimis additional cost to the Company or its Subsidiaries and will not materially increase the obligations of the Company or its Subsidiaries;

            (i) except (i) as permitted under Section 6.01(h) or (ii) to the extent required under any collective bargaining agreement (whether now or hereafter in effect) or by written employment agreements existing on the date of this Agreement and listed in the Company Disclosure Schedule, increase the compensation payable or to become payable to its officers, directors or employees, except for increases in the ordinary course of business consistent with past practice in salaries or wages of employees (who are not executive officers or directors of the Company or any of its Subsidiaries) that, in any event, do not result in aggregate increases in such compensation by more than 2% over the compensation in effect on the date of this Agreement;

            (j) renew any collective bargaining agreement or enter into any new collective bargaining agreement, if such renewed or new collective bargaining agreement would materially increase the costs and/or obligations imposed on the Company and its Subsidiaries thereunder;

            (k) contribute any amount to any Employee Arrangement or any trust or other arrangement funding any Employee Arrangement, except to the extent required by the existing terms of such Employee Arrangement, trust or other funding arrangement, by any collective bargaining agreement now or hereafter in effect, by any written employment agreement existing on the date of this Agreement and listed in the Company Disclosure Schedule, or by applicable law;

            (l) (i) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization or (ii) enter into any agreement or exercise any discretion providing for acceleration of payment or performance as a result of a change of control of the Company or its Subsidiaries;

            (m) renew or enter into any non-compete, exclusivity or similar agreement that would restrict or limit, in any material respect, the operations of the Company or its Subsidiaries, or, after the Effective Time, of Parent or its Subsidiaries;

            (n) enter into, modify in any material respect, amend in any material respect or terminate any (i) Contract or (ii) agreement having a term longer than one year and having an aggregate value over its term greater than $10 million;

            (o) (i) renew, enter into, amend or waive any material right under
(A) any contract with or loan to any Affiliate of the Company (other than its wholly-owned Subsidiaries), except with respect to certain employment matters as permitted under other covenants contained herein, (B) any distribution agreement that is not terminable without penalty on thirty days notice, other than any distribution agreement which involves or would be expected to involve monthly sales not in excess of $25,000 and which is otherwise in the ordinary course of business consistent with past practice or (C) any JV Agreement except as permitted under Section 6.01(e)(2) of the Company Disclosure Schedule, or (ii) exercise any voting or veto rights under the United Biscuits transaction documents (as set forth in Section 4.10(h) of the Company Disclosure Schedule) with respect to acquisitions, dispositions or the incurrence of additional indebtedness, other than (x) the refinancing described in such documents and (y) the fulfillment of any existing commitments of the Company and its Subsidiaries under such documents;

           (p) settle or compromise any material litigation, or waive, release or assign any material claims, including with respect to any Company Intellectual Property Rights;

           (q) adopt any change, other than as required by the SEC or by GAAP, in its accounting policies, procedures or practices;

           (r) sell, license, lease or otherwise dispose of any Company Intellectual Property Rights or any brand or line of business, other than pursuant to agreements in place on the date hereof and disclosed in Section 6.01(r) of the Company Disclosure Schedule;

           (s) agree or commit to do any of the foregoing.

           SECTION 6.02. Stockholder Action by Written Consent; Information Material. In lieu of calling a meeting of the Company's stockholders, the Company will seek approval and adoption of this Agreement and the Merger by written consent of NGH. Such approval will be sought so that, on the same Business Day as the NGH Stockholder Meeting, such consent shall be obtained and shall be effective (assuming that the NGH Stockholder Approval (as defined in the NGH Voting Agreement) is obtained). Subject to Section 6.04(c), the Board of Directors of the Company shall recommend approval and adoption of this Agreement and the Merger by the Company's stockholders. In connection with such action by written consent, the Company will (i) promptly prepare and file with the SEC, use its best efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as practicable the Company Information Statement, (ii) use its best efforts to obtain the necessary approvals by its stockholders of this Agreement and the transactions contemplated hereby and (iii) otherwise comply with all legal requirements applicable to such approvals.

           SECTION 6.03. Access to Information. From the date hereof until the Effective Time and subject to applicable law and the Confidentiality Agreement dated as of April 19, 2000 between NGH and Parent, as modified (the "Confidentiality Agreement"), the Company shall (i) give Parent, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of the Company and its Subsidiaries, (ii) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request, (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of the Company and its Subsidiaries to cooperate with Parent in its investigation of the Company and its Subsidiaries and (iv) promptly advise Parent orally and in writing of any fact or circumstance reasonably likely to have a Material Adverse Effect on the Company. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries. No information or knowledge obtained by Parent in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Company hereunder.

           SECTION 6.04. No Solicitation; Other Offers. (a) From the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with Article 10, the Company and its Subsidiaries will not, and the Company will use its reasonable best efforts to cause the officers, directors, employees, investment bankers, consultants or other agents or representatives (collectively, "Agents") of the Company and its Subsidiaries not to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal, (ii) engage in discussions or negotiations with any Person concerning an Acquisition Proposal, (iii) disclose any nonpublic information relating to the Company or any of its Subsidiaries to any Person who, to the knowledge of the Company, is considering making, or has made, an Acquisition Proposal or (iv) take any other action to facilitate any inquiries or the making of any proposal that constitutes or that could reasonably be expected to lead to an Acquisition Proposal. The Company will notify Parent promptly (but in no event later than 24 hours) after receipt by the Company of any Acquisition Proposal or any request for nonpublic information relating to the Company or any of its Subsidiaries by any Person who, to the knowledge of the Company, is making, or has made, an Acquisition Proposal. The Company shall promptly provide such notice orally and in writing and shall identify the Person making, and all terms and conditions of, any such Acquisition Proposal or request. The Company shall keep Parent promptly informed of the status and details of any such Acquisition Proposal (including amendments or proposed amendments) or request and any discussions or negotiations pursuant to Section 6.04(b) and the Company shall provide to Parent copies of any written communications between the Company and any Person making the Acquisition Proposal. The Company shall, and the Company shall use reasonable best efforts to cause its Subsidiaries and the Agents of the Company and its Subsidiaries to, cease immediately and cause to be terminated all activities, discussions and negotiations, if any, with any Persons conducted prior to the date hereof with respect to any Acquisition Proposal. Nothing contained in this Agreement shall prevent the Board of Directors of the Company from complying with Rule 14d-9 or Rule 14e-2 under the 1934 Act with respect to any Acquisition Proposal.

            (b) Notwithstanding the foregoing, the Company may prior to receipt of the NGH Stockholder Approval (as defined in the NGH Voting Agreement), negotiate or otherwise engage in substantive discussions with, and furnish nonpublic information to, any Person in response to an unsolicited Acquisition Proposal by such Person if (i) the Company has complied with the terms of
Section 6.04(a), (ii) the Board of Directors of the Company determines in good faith that such Acquisition Proposal is likely to result in a Superior Proposal and, after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties under applicable law, (iii) such Person executes a confidentiality agreement with terms no less favorable to the Company than those contained in the Confidentiality Agreement (except as to the standstill provisions) and (iv) the Company shall have delivered to Parent prior written notice advising Parent that it intends to take such action.

            (c) The Board of Directors of the Company shall be permitted to withdraw, or modify in a manner adverse to Parent, its recommendation to its stockholders referred to in Section 6.02 hereof, but only if (i) the Company has complied with the terms of Section 6.04(a), (ii) the Company has received an unsolicited Acquisition Proposal which the Board of Directors determines in good faith constitutes a Superior Proposal, (iii) the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties under applicable law and (iv) the Company shall have delivered to Parent a prior written notice advising Parent that it intends to take such action.

            (d)   For purposes of this Agreement:

           "Acquisition Proposal" means any offer or proposal for a merger, reorganization, consolidation, share exchange, business combination, or other similar transaction involving the Company or any of its Subsidiaries or any proposal or offer to acquire, directly or indirectly, more than 35% of the voting securities of the Company, or a substantial portion of the assets of the Company and its Subsidiaries taken as a whole, other than the transactions contemplated by this Agreement.

           "Superior Proposal" means any bona fide written Acquisition Proposal
(i) on terms that the Board of Directors of the Company determines in good faith (after consultation with a financial advisor of nationally recognized reputation and taking into account all the terms and conditions of the Acquisition Proposal including the legal, financial and regulatory aspects of the proposal) provide greater value to the Company's stockholders than the transaction contemplated hereunder, as amended pursuant to Section 10.01(d) if applicable and (ii) that is reasonably likely to be consummated by the Person making such Acquisition Proposal.

            (e) The Company will promptly provide to Parent any information regarding the Company provided to any Person making an Acquisition Proposal that was not previously provided to Parent.

           SECTION 6.05. Third Party Standstill Agreements. During the period from the date of this Agreement until the Effective Time or earlier termination of this Agreement, the Company shall not terminate, amend, modify or waive any provision of any confidentiality or standstill agreement relating to the making of an Acquisition Proposal to which it or any of its Subsidiaries is a party (other than any involving Parent or its Subsidiaries). During such period, the Company agrees to use reasonable best efforts to enforce, to the fullest extent permitted under applicable law, the provisions of any such agreements, including seeking injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction.


                                    ARTICLE 7
                               COVENANTS OF PARENT

           Parent agrees that:

           SECTION 7.01. Confidentiality. Prior to the Effective Time and after any termination of this Agreement, Parent will hold, and will use its reasonable best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence all documents and information concerning the Company or any of its Subsidiaries furnished to Parent or its Affiliates in connection with the transactions contemplated by this Agreement in accordance with the terms of the Confidentiality Agreement.

           SECTION 7.02. Obligations of Merger Subsidiary. Parent will take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

           SECTION 7.03. Director and Officer Liability. Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:

            (a) For six years after the Effective Time, the Surviving Corporation shall indemnify and hold harmless each present and former officer and director of the Company (each an "Indemnified Person") in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by Delaware Law or any other applicable laws or provided under the Company's certificate of incorporation and bylaws in effect on the date hereof, provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law.

            (b) The Surviving Corporation shall pay all expenses, including reasonable fees and expenses of counsel, that an Indemnified Person may incur in enforcing the indemnity and other obligations provided for in this Section 7.03. The Surviving Corporation shall be entitled to assume the defense of any action, suit, investigation or proceeding and the Surviving Corporation shall not be liable to any Indemnified Person for any legal expenses of separate counsel or any other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof, except that if the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Person advises that there are issues that raise conflicts of interest between the Surviving Corporation and the Indemnified Person, the Indemnified Person may retain counsel reasonably satisfactory to the Surviving Corporation, and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Person promptly as statements therefor are received; provided that the Surviving Corporation shall not be liable for the fees of more than one counsel for all Indemnified Persons, other than local counsel, unless a conflict of interest shall be caused thereby, and provided further that the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld).

            (c) For six years after the Effective Time, the Surviving Corporation shall provide officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such Indemnified Person currently covered by the Company's officers' and directors' liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date hereof; provided if the aggregate annual premiums for such insurance at any time during such period shall exceed 200% of the per annum rate of premium paid by the Company and its Subsidiaries as of the date hereof for such insurance, then Parent shall, or shall cause its

Subsidiaries to, provide only such coverage as shall then be available at an annual premium equal to 200% of such rate.

            (d) If the Surviving Corporation or any of its successors or assigns
(i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.03.

            (e) The rights of each Indemnified Person under this Section 7.03 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, under Delaware Law or any other applicable laws or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person.

           SECTION 7.04. Employee Matters. (a) For a period of two years after the Effective Time, the Surviving Corporation will provide employee compensation and benefits for the benefit of current and former employees of the Company and its Subsidiaries, other than employees represented by collective bargaining units and employees with which the Company or NGH have entered into employment agreements (the compensation and benefits for which such employees shall be in accordance with their respective collective bargaining agreement or employment agreement), ("Company Employees") that are in the aggregate not less favorable to such employees than the Employee Arrangements. The foregoing notwithstanding, in the event the employment of any Company Employee is terminated other than for cause during the two-year period beginning at the Effective Time, such employee shall receive severance or separation benefits in an aggregate amount at least equal to the severance or separation benefits such employee would have received under such circumstances under the Employee Arrangements listed in the Company Disclosure Schedule.

            (b) The Surviving Corporation shall give Company Employees full credit for purposes of eligibility, vesting and, for purposes of vacation and severance benefits only, benefit accrual under any such plans or arrangements maintained by the Surviving Corporation pursuant to Section 7.04(a) for such employees' service recognized for such purposes under the Employee Arrangements.

            (c) As soon as practicable after the date of this Agreement, the Company shall take all steps necessary or appropriate to (i) delete from the Company's Deferred Compensation Plan and all other Employee Arrangements (other than Employee Plans that are qualified under Section 401(a) of the Code and contracts currently in effect with individual employees with respect to benefits accrued as of the date of this Agreement) providing any supplemental or excess retirement benefits or other deferred compensation (whether elective or nonelective) any and all provisions limiting or eliminating the ability to amend or terminate such plans after a "change of control" or similar events, except for such limitations that merely prevent the reduction or elimination of rights and benefits that have already vested or accrued thereunder, and (ii) ensure that the provision for employer matching contributions under the Company's Deferred Compensation Plan does not apply to amounts deferred under that plan that are payable as a result of a "change of control" or otherwise in connection with the consummation of the transactions contemplated hereby, and to eliminate such provision effective not later than the Effective Time.

            (d) Nothing contained in this Agreement shall be construed to prevent the termination of employment of any Company Employee or the amendment or termination of any particular Employee Arrangement to the extent permitted by its terms as in effect immediately before the Effective Time.


                                    ARTICLE 8
                       COVENANTS OF PARENT AND THE COMPANY

           The parties hereto agree that:

           SECTION 8.01. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, Company and Parent will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each of Parent and Company agrees (i) to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act (and to make such other filings as are required under laws, rules and regulations in foreign jurisdictions governing antitrust or merger control matters) with respect to the transactions contemplated hereby as promptly as practicable after the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act (or pursuant to such foreign laws, rules or regulations) and (ii) to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act (and to obtain the necessary approvals under such foreign laws, rules or regulations) as soon as practicable, including, in the case of Parent, entering into any required settlement, undertaking, consent decree or stipulation with any Governmental Entity or implementing any required divestiture, hold separate or similar transaction with respect to any assets; provided, that, Parent shall not be required to agree, and the Company shall not agree without Parent's consent, to waive any substantial rights or to accept any substantial limitation on its operations or to dispose of any significant assets in connection with obtaining any such consent or authorization unless such waiver, limitation or disposition would not reasonably be expected to have a Material Adverse Effect on the Company, Parent or Parent's food business, and provided, further, that at Parent's written request, the Company shall agree to any such waiver, limitation or disposal, which agreement may, at the Company's option, be conditioned upon and effective only as of the Effective Time.

           SECTION 8.02. Certain Filings. The Company and Parent shall cooperate with one another and use their best efforts (i) in connection with the preparation of the Company Information Statement, (ii) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official, or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (iii) in taking such actions or making any such filings, furnishing information required in connection therewith or with the Company Information Statement and seeking timely to obtain any such actions, consents, approvals or waivers.

           SECTION 8.03. Public Announcements. Parent and the Company will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

           SECTION 8.04. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

           SECTION 8.05. Notices of Certain Events. Each of the Company and Parent shall promptly notify the other of:

           (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

           (b) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; and

           (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company, Parent or any of their respective Subsidiaries that relate to the consummation of the transactions contemplated by this Agreement.


                                    ARTICLE 9
                            CONDITIONS TO THE MERGER

           SECTION 9.01. Conditions to Obligations of Each Party. The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction of the following conditions:

           (a) this Agreement shall have been approved and adopted by the stockholders of the Company in accordance with Delaware Law;

           (b) no provision of any applicable law or regulation and no judgment, temporary restraining order, preliminary or permanent injunction, order, decree or other legal restraint or prohibition shall prohibit the consummation of the Merger;

           (c) any applicable waiting period under the HSR Act relating to the Merger shall have expired or been terminated; and

           (d) Parent and the Company shall have received in respect of the Merger and any matters arising therefrom confirmation by way of a decision from the Commission of the European Communities under Regulation No. 4064/89 (with or without the initiation of proceedings under Article 6(1)(c) thereof) that the Merger and any matters arising therefrom are compatible with the common market.

           SECTION 9.02. Conditions to the Obligations of Parent and Merger Subsidiary. The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction of the following further conditions:

           (a) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

           (b) except with respect to the representations and warranties of the Company contained in Section 4.10(a) of this Agreement, the representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect or any similar standard or qualification, shall be true in all material respects at and as of the Effective Time as if made at and as of such time (or, if given as of a specific date, at and as of such date) with only such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

           (c) the representations and warranties of the Company contained in
Section 4.10(a) of this Agreement shall be true at and as of the Effective Time as if made at and as of such time;

           (d) Parent shall have received a certificate signed by an executive of the Company to the foregoing effect; and

           (e) all consents or approvals of any Governmental Entity required in connection with the consummation of the transactions contemplated hereby shall have been obtained, except for such consents or approvals which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on the Company;

           SECTION 9.03. Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction of the following further conditions:

           (a) each of Parent and Merger Subsidiary shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

           (b) the representations and warranties of Parent and Merger Subsidiary contained in this Agreement and in any certificate or other writing delivered by Parent or Merger Subsidiary pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect or any similar standard or qualification, shall be true in all material respects at and as of the Effective Time as if made at and as of such time (or, if given as of a specific date, at and as of such date) with only such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent; and

           (c) the Company shall have received a certificate signed by an executive officer of Parent to the foregoing effect.


                                   ARTICLE 10
                                   TERMINATION

           SECTION 10.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

           (a) by mutual written agreement of the Company and Parent;

           (b) by either the Company or Parent, if:

               (i) the Merger has not been consummated on or before April 30, 2001, provided that the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Merger to be consummated by such time;

               (ii) there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or any judgment, injunction, order or decree of any Governmental Entity enjoining Company or Parent from consummating the Merger is entered and such judgment, injunction, decree or order shall have become final and nonappealable;

               (iii) this Agreement shall not have been approved and adopted in accordance with Delaware Law by the Company's stockholders by reason of the failure to obtain the required vote of NGH's stockholders for approval of the sale of NGH's Shares pursuant this Agreement at a duly held meeting (including any adjournments thereof) of NGH's stockholders (the "NGH Stockholder Meeting"); or

               (iv) the NGH Voting Agreement shall have terminated pursuant to
          Section 7(b) or 7(c) thereof;

           (c) by Parent, if

               (i) the Board of Directors of the Company shall have failed to recommend or shall have withdrawn, or modified in a manner adverse to Parent, its approval or recommendation of this Agreement or the Merger, shall have approved or recommended a Superior Proposal, or shall have resolved to do any of the foregoing,

               (ii) the Company shall have entered into, or publicly announced its intention to enter into, a definitive agreement or an agreement in principle with respect to a Superior Proposal; or

               (iii) the Company shall have (1) failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of the Company to be performed or complied with by it under this Agreement or (2) breached any of its representations or warranties such that the condition set forth in Section 9.02(b) or 9.02(c) cannot be satisfied, which failure under clause (1) or (2) shall not be cured within 15 Business Days of notice from Parent (or such longer period during which the Company exercises reasonable best efforts to cure);

           (d) by the Company, if the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement, to enter into a written agreement concerning a Superior Proposal, provided however that (i) the Company shall have complied with Section 6.04, (ii) the Company shall have given Parent at least three Business Days written prior notice of its intention to terminate the Agreement, attaching a description of all material terms and conditions of the Superior Proposal to such notice, (iii) during such three Business Days or greater period, the Company engages in good faith negotiations with Parent with respect to such changes as Parent may propose to the terms of the Merger and this Agreement, (iv) Parent does not make prior to such termination of this Agreement a definitive, binding offer which the Board of Directors of the Company determines, in good faith after consultation with its financial advisors, is at least as favorable to the stockholders of the Company as the Superior Proposal, and (v) the Company prior to such termination pursuant to this Section 10.01(d) pays to Parent in immediately available funds the fee required to be paid pursuant to Section 11.04(b). The Company agrees to notify Parent promptly if its intention to enter into a written agreement referred to in its notification shall change at any time after giving such notification;

           (e) by the Company, if Parent or Merger Subsidiary shall have (i) failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of Parent or Merger Subsidiary to be performed or complied with by it under this Agreement or
(ii) breached any of such party's representations or warranties contained in this Agreement such that the condition set forth in Section 9.03(b) cannot be satisfied, which failure or breach described in such clause (i) or (ii) shall not be cured within 15 Business Days of notice from the Company (or such longer period during which Parent or Merger Subsidiary exercises reasonable best efforts to cure); or

           (f) by either the Company or Parent, if since the date of this Agreement, there has been a change in the Code, final or temporary Treasury Regulations promulgated under Section 355(e) or Section 358(g), published pronouncements of the Internal Revenue Service having the same force and effect as final or temporary Treasury Regulations promulgated under Section 355(e) or
Section 358(g), case law applying Section 355(e) or Section 358(g), or other relevant binding legal authority relating to Section 355(e) or Section 358(g) (collectively "Change in Tax Law"), that (i) would apply to a transaction consummated subsequent to such Change in Tax Law notwithstanding the existence of a binding written agreement with respect to such transaction, and (ii) would reasonably be expected to result in (A) the imposition of tax on gain realized with respect to the stock of the Company arising out of the distribution on May 18, 1999 by R.J. Reynolds Tobacco Holdings, Inc. ("RJR") to NGH of all of the outstanding Class B Shares or on gain realized with respect to the stock of RJR arising out of the distribution on June 14, 1999 by NGH to the holders of its common stock of all of the outstanding common stock of RJR, or (B) a material increase in the tax liability of NGH resulting from the Merger as compared to the tax liability that would have arisen in the absence of such Change in Tax Law.

The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give notice of such termination to the other party.

           SECTION 10.02. Effect of Termination. If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect with no liability on the part of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto, provided that, if such termination shall result from the willful (i) failure of either party to fulfill a condition to the performance of the obligations of the other party or (ii) failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of Sections 7.01, 11.04, 11.06, 11.07 and 11.08 shall survive any termination hereof pursuant to Section 10.01.


                                   ARTICLE 11
                                  MISCELLANEOUS

           SECTION 11.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

           if to Parent or Merger Subsidiary, to:

                     Philip Morris Companies Inc.
                     120 Park Avenue
                     New York, New York 10017
                     Attention: Charles R. Wall
                     Fax: (917) 663-5817

                     with a copy to:

                     Wachtell, Lipton, Rosen & Katz
                     51 West 52nd Street
                     New York, New York 10019
                     Attention: Martin Lipton
                                Andrew J. Nussbaum
                     Fax: (212) 403-2000

                     and

                     Hunton & Williams
                     200 Park Avenue
                     New York, New York 10166
                     Attention: Jerry E. Whitson
                     Fax: (212) 309-1100
           if to the Company, to:

                     Nabisco Holdings Corp.
                     7 Campus Drive
                     Parsippany, New Jersey 07054
                     Attention: James A. Kirkman III
                     Fax: (973) 539-9150

                     with a copy to:

                     Davis Polk & Wardwell
                     450 Lexington Avenue
                     New York, New York 10017
                     Attention: William L. Rosoff
                     Fax: (212) 450-4800

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

           SECTION 11.02. Non-Survival of Representations and Warranties. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement.

           SECTION 11.03. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after the adoption of this Agreement by the stockholders of the Company and without their further approval, no such amendment or waiver shall reduce the amount or change the kind of consideration to be received in exchange for the Shares.

           (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

           SECTION 11.04. Expenses. (a) Except as otherwise provided in this Section, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

           (b) If:

               (i) the Company shall terminate this Agreement pursuant to
           Section 10.01(d);

               (ii) Parent shall terminate this Agreement (A) pursuant to
          Section 10.01(c)(i) or 10.01(c)(ii), or (B) pursuant to Section 10.01(c)(iii) (other than as a result of a breach of representation not caused by action (including breach of a covenant contained herein) of the Company after the date hereof and not capable of being cured using reasonable best efforts) if, in the case of this clause (B), at such time a third party shall have made an Acquisition Proposal and within nine months after termination of this Agreement the Company enters into a definitive agreement in respect of any Acquisition Proposal or such a transaction is consummated; or

               (iii) either the Company or Parent shall terminate this Agreement pursuant to Section 10.01(b)(iii) or 10.01(b)(iv) and (A) prior to the NGH Stockholder Meeting a third party or the Company shall have publicly announced an Acquisition Proposal and (B) within nine months after termination of this Agreement the Company enters into a definitive agreement in respect of any Acquisition Proposal or such a transaction is consummated;

then in any case as described in clause (i), (ii) or (iii), the Company shall pay to Parent (by wire transfer of immediately available funds not later than the date of termination of this Agreement or, in the case of clauses (ii)(B) and
(iii), the earlier of the date of such definitive agreement or consummation of such a transaction) an amount equal to $445 million, less any amounts previously paid pursuant to Section 11.04(c); provided however that such amount shall be reduced by the amount of any fee paid by NGH to Parent pursuant to Section 8(b) of the NGH Voting Agreement. The Company shall be entitled to deduct and withhold from any payments made to Parent under this Section 11.04(b) such amounts as may be required to be deducted or withheld therefrom under the Code or under any applicable provisions of state or local tax law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for purposes of this Section 11.04(b) as having been paid to Parent.

           (c) If:

               (i) Parent shall terminate this Agreement pursuant to Section 10.01(c)(iii) and at such time a third party shall have made an Acquisition Proposal; or

               (ii) the Company or Parent shall terminate this Agreement pursuant to Section 10.01(b)(iii);

then the Company shall within five Business Days pay to Parent in immediately available funds up to $30 million as reimbursement for documented expenses incurred in connection with the negotiation and execution of this Agreement.

           (d) If the Company shall terminate this Agreement pursuant to Section 10.01(e), then Parent shall within five Business Days pay to the Company in immediately available funds up to $30 million as reimbursement for documented expenses incurred in connection with the negotiation and execution of this Agreement.

           SECTION 11.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign, in whole or from time to time in part, to one or more of its Affiliates, the right to enter into the transactions contemplated by this Agreement, but no such transfer or assignment will relieve Parent or Merger Subsidiary of its obligations hereunder.

           SECTION 11.06. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

           SECTION 11.07. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.01 shall be deemed effective service of process on such party.

           SECTION 11.08. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           SECTION 11.09. Counterparts; Effectiveness; Benefit. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Except as provided in Section 7.03, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

           SECTION 11.10. Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

           SECTION 11.11. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

           SECTION 11.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

           SECTION 11.13. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled, without posting a bond or similar indemnity, to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                      NABISCO HOLDINGS CORP.


                                      By: /s/  James M. Kilts
                                         -------------------------
                                         Name:  James M. Kilts
                                         Title: President and Chief Executive
                                                       Officer


                                      PHILIP MORRIS COMPANIES INC.


                                      By: /s/  Louis Camilleri
                                         --------------------------
                                         Name:  Louis Camilleri
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                      STRIKE ACQUISITION CORP.


                                      By: /s/  Nancy DeLisi
                                         --------------------------
                                         Name:  Nancy DeLisi
                                         Title: President

                                                                        ANNEX B

                         VOTING AND INDEMNITY AGREEMENT

           Voting and Indemnity Agreement dated as of June 25, 2000 between Nabisco Group Holdings Corp. ("NGH"), a Delaware corporation, Philip Morris Companies Inc., a Virginia corporation ("Parent"), and, solely for purposes of Sections 5(d), 8(c) and 9 of this Agreement, Nabisco Holdings Corp., a Delaware corporation (the "Company").

           WHEREAS, the Company, Parent and Strike Acquisition Corp. ("Merger Subsidiary") are concurrently with the execution and delivery of this Agreement entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Subsidiary will merge with and into the Company on the terms and conditions set forth therein; and

           WHEREAS, in order to induce Parent to enter into the Merger Agreement, Parent has requested NGH, and NGH has agreed, to enter into this Agreement.

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1. Definitions. Capitalized terms used and not defined herein shall have the meaning assigned to such terms in the Merger Agreement.

           SECTION 2. NGH Stockholder Meeting; Proxy Material. NGH shall cause a meeting of its stockholders (the "NGH Stockholder Meeting") to be duly called and held (as promptly as practicable following filing of the proxy statement of NGH relating to such meeting) at which its stockholders will vote on a resolution to authorize the sale of the Shares (as defined below) pursuant to the Merger Agreement (the "NA Sale") and related matters. Unless Parent otherwise agrees, the NGH Stockholder Meeting will be held either simultaneously with or prior to any other meeting of the NGH stockholders to be held in connection with the NGH Merger Agreement or any other transaction replacing the NGH Merger Agreement. Subject to Section 6(c), the Board of Directors of NGH shall recommend approval of the NA Sale by NGH's stockholders. In connection with such meeting, NGH will (i) promptly prepare and file with the SEC, use its best efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as practicable a proxy statement of NGH and all other proxy materials for such meeting, (ii) use its reasonable best efforts (including postponing or adjourning the NGH Stockholder Meeting to solicit additional proxies for a period of up to 30 days) to obtain the approval of the NA Sale by holders of a majority of the outstanding stock of NGH entitled to vote thereon (the "NGH Stockholder Approval") and (iii) otherwise comply with all legal requirements applicable to such meeting. The NGH Stockholder Approval will be presented as a single proposal in the NGH proxy statement and will not be conditioned on approval of any other proposal. Parent and its counsel shall be given an opportunity to review and comment on the NGH proxy statement prior to its being filed with the SEC or mailed to NGH stockholders, and NGH shall provide to Parent copies of any comments received from the SEC in connection therewith and shall consult with Parent in responding to the SEC.

           SECTION 3. Agreement to Vote. Subject to obtaining the NGH Stockholder Approval, NGH agrees to vote all Shares (as defined below) at any meeting of stockholders of the Company, or pursuant to any action by written consent (which consent, in the case of clause (a) of this Section 3, it shall execute and deliver to the Company immediately following (i.e. on the same day) receipt of the NGH Stockholder Approval), in each case where such matters arise
(a) in favor of the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement and (b) against (i) any proposal made in opposition to or in competition with the Merger and the transactions contemplated by the Merger Agreement, (ii) any merger, reorganization, consolidation, share exchange, business combination, sale of assets or other similar transaction with or involving the Company and any party other than Parent, or (iii) any other action the consummation of which would reasonably be expected to prevent or delay consummation of the transactions contemplated by the Merger Agreement.

           SECTION 4. Representations and Warranties of NGH. NGH hereby represents and warrants to Parent that:

           (a) Ownership of Shares. NGH owns, beneficially and of record, 213,250,000 shares (the "Shares") of Class B common stock, $0.01 par value per share, of the Company, free and clear of any Lien and, subject to applicable law, free of any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares). None of the Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares. Except for the Shares, NGH does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company, other than as provided in the Corporate Agreement dated as of June 14, 1999 among NGH, the Company and R.J. Reynolds Tobacco Holdings, Inc. ("RJR").

           (b) Corporate Authorization. Subject to obtaining the NGH Stockholder Approval, the execution, delivery and performance by NGH of this Agreement and the consummation by NGH of the transactions contemplated hereby are within NGH's corporate powers and have been duly authorized by all necessary corporate action on the part of NGH. This Agreement has been duly executed and delivered by NGH and constitutes a valid and binding Agreement of NGH.

            (c) Non-Contravention. Subject to obtaining the NGH Stockholder Approval and to compliance with the matters set forth in Section 10, the execution, delivery and performance by NGH of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of NGH, (ii) contravene, conflict with, or result in any violation or breach of any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute (with or without notice or lapse of time or both) a default under, or cause or permit the termination, cancellation or acceleration or other change of any right or obligation or the loss of any benefit to which NGH is entitled under any provision of any agreement or other instrument binding on NGH, except in the case of clauses (ii) and (iii) for such matters as would not materially impair NGH's ability to perform its obligations under this Agreement.

            (d) Opinion of Financial Advisors. NGH has received an opinion of UBS Warburg LLC and an opinion of Morgan Stanley & Co. Incorporated, each dated as of the date of this Agreement and each to the effect that, as of the date of such opinion, the NA Sale is fair from a financial point of view to the Company's stockholders, including NGH. Complete and correct signed copies of such opinions will be delivered to Parent as soon as practicable after the date of this Agreement. NGH has received the consent of each of UBS Warburg LLC and Morgan Stanley & Co. Incorporated to include the above-referenced opinions in the NGH proxy statement relating to the NA Sale.

            (e) Tax Representation. NGH represents and warrants that the requirement set forth in Section 4.06 of the Tax Sharing Agreement with respect to this Agreement, the Merger Agreement and consummation of the transactions contemplated by this Agreement and the Merger Agreement (collectively, the "Transactions") has been fully satisfied on or prior to the date hereof, each party to the Tax Sharing Agreement has irrevocably waived any right it may otherwise have had to consent to the Transactions, and no such party will have any claim or right under the Tax Sharing Agreement to payment from the Company or Parent in connection with the consummation of the Transactions insofar as such claim or right to payment relates to the taxability of the Internal Distribution or the Distribution (each as defined in the Tax Sharing Agreement) by reason of the consummation of the Transactions.

           (f) NGH Merger Agreement. (i) NGH hereby represents and warrants to Parent that the NGH Merger Agreement will be substantially in the form previously provided to Parent. NGH will not amend or modify the NGH Merger Agreement or waive any of its rights thereunder in any manner that would reasonably be expected to materially delay or prevent consummation of the Merger or create any material additional liabilities of the Company.

               (ii) With respect to NGH's actions under Section 6.05 (Surety Obligations) of the NGH Merger Agreement, NGH shall take such actions in consultation with the Company and in a manner that does not unreasonably disrupt the Company's business or operations.

               (iii) Without the prior written consent of Parent, NGH will not amend or modify Section 7.04 of the NGH Merger Agreement in any manner that would adversely affect Parent or the Company.

           (g) Without limiting the indemnification provided in Section 9(a) herein and the assumption of liability for certain employee obligations in
Section 7.04 of the NGH Merger Agreement, the Company and NGH, after the date hereof, will consider in good faith making appropriate arrangements to provide for the administration of such employee obligations, provided that in no event will the Company be required to incur any additional costs or liabilities in connection therewith (other than routine administrative costs that do not impose any incremental costs on the Company).

           SECTION 5. Certain Covenants. (a) Except pursuant to the terms of this Agreement and the Merger Agreement, NGH shall not, without the prior written consent of Parent, directly or indirectly (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or (ii) acquire, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of, any Shares during the term of this Agreement.

           (b) During the period from the date of this Agreement until the Effective Time or earlier termination of this Agreement, NGH shall not terminate, amend, modify or waive any provision of any confidentiality or standstill agreement relating to the making of an Acquisition Proposal to which it or any of its Subsidiaries is a party (other than any involving Parent or its Subsidiaries). During such period, NGH agrees to use reasonable best efforts to enforce, to the fullest extent permitted under applicable law, the provisions of any such agreements, including seeking injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction.

           (c) During the period from the date of this Agreement until the Effective Time or earlier termination of this Agreement, NGH shall not terminate, amend, modify or waive any provision of the Rights Agreement, dated as of March 13, 2000, between NGH and EquiServe Trust Company, N.A., as Rights Agent (the "Rights Agreement"), except (i) that NGH shall take all action necessary to ensure that the transactions contemplated by the Merger Agreement and the NGH Merger Agreement (as defined below) are exempt from the provisions of the Rights Agreement and (ii) NGH may take any action necessary to permit any transaction that is to be completed after consummation of the NA Sale, so long as such action would not adversely affect NGH's ability to obtain the NGH Stockholder Approval.

           (d) The Company shall pay the fees, commissions and expenses of UBS Warburg LLC, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Davis Polk & Wardwell, Deloitte & Touche LLP and any other advisors retained by the Company or NGH in connection with the transactions contemplated by this Agreement and the Merger Agreement up to a maximum of $50 million (as permitted by Section 4.14 of the Merger Agreement). NGH shall pay, or at or prior to the Effective Time shall reimburse the Company for, all such fees, commission, and expenses in excess of $50 million.

           (e) Either before or after the Effective Time, NGH shall not amend the Distribution Agreement, dated as of May 12, 1999, among RJR Nabisco Holdings Corp., RJR Nabisco, Inc. and R.J. Reynolds Tobacco Company (the "Distribution Agreement") in any manner adverse to the Company's rights under Articles 7 or 8 or Section 10.06 of the Distribution Agreement.

           SECTION 6. No Solicitation; Other Offers. (a) From the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with Section 7, NGH will not, and NGH will use its reasonable best efforts to cause the officers, directors, employees, investment bankers, consultants or other agents or representatives (collectively, "Agents") of NGH not to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal, (ii) engage in discussions or negotiations with any Person concerning an Acquisition Proposal, (iii) disclose any nonpublic information relating to NGH or any of its Subsidiaries to any Person who, to the knowledge of NGH, is considering making, or has made, an Acquisition Proposal or (iv) take any other action to facilitate any inquiries or the making of any proposal that constitutes, or that could reasonably be expected to lead to, an Acquisition Proposal. NGH will notify Parent promptly (but in no event later than 24 hours) after receipt by NGH of any Acquisition Proposal or any request for nonpublic information relating to NGH or any of its Subsidiaries by any Person who, to the knowledge of NGH, is making, or has made, an Acquisition Proposal. NGH shall promptly provide such notice orally and in writing and shall identify the Person making, and all terms and conditions of, any such Acquisition Proposal or request. NGH shall keep Parent promptly informed of the status and details of any such Acquisition Proposal (including any amendments or proposed amendments) or request and any discussions or negotiations pursuant to Section 6(b) and NGH shall provide to Parent copies of any written communications between NGH and the Person making the Acquisition Proposal. NGH shall, and NGH shall use reasonable best efforts to cause the Agents of NGH to, cease immediately and cause to be terminated all activities, discussions and negotiations, if any, with any Persons conducted prior to the date hereof with respect to any Acquisition Proposal. Nothing contained in this Agreement shall prevent the Board of Directors of NGH from complying with Rule 14d-9 or Rule 14e-2 under the 1934 Act with respect to any Acquisition Proposal.

           (b) Notwithstanding the foregoing, NGH may prior to receipt of the NGH Stockholder Approval negotiate or otherwise engage in substantive discussions with, and furnish nonpublic information to, any Person in response to an unsolicited Acquisition Proposal by such Person if (i) NGH has complied with the terms of Section 6(a), (ii) the Board of Directors of NGH determines in good faith that such Acquisition Proposal is likely to result in a Superior Proposal and, after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties under applicable law, (iii) such Person executes a confidentiality agreement with terms no less favorable to NGH than those contained in the Confidentiality Agreement (except as to the standstill provisions) and (iv) NGH shall have delivered to Parent prior written notice advising Parent that it intends to take such action.

           (c) The Board of Directors of NGH shall be permitted to withdraw, or modify in a manner adverse to Parent, its recommendation to its stockholders referred to in Section 2 hereof, but only if (i) NGH has complied with the terms of Section 6(a), (ii) NGH has received an unsolicited Acquisition Proposal which the Board of Directors determines in good faith constitutes a Superior Proposal,
(iii) the Board of Directors of NGH determines in good faith, after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties under applicable law and (iv) NGH shall have delivered to Parent a prior written notice advising Parent that it intends to take such action.

           (d) For purposes of this Agreement:

           "Acquisition Proposal" means any offer or proposal for a merger, reorganization, consolidation, share exchange, business combination, or other similar transaction involving NGH or any of its Subsidiaries or any proposal or offer to acquire, directly or indirectly, more than 35% of the voting securities of NGH or the Company, or a substantial portion of the assets of NGH and its Subsidiaries taken as a whole, other than the transactions contemplated by the Merger Agreement or any transaction to be completed after consummation of the NA Sale.

           "Superior Proposal" means any bona fide written Acquisition Proposal
(i) on terms that the Board of Directors of NGH determines in good faith (after consultation with a financial advisor of nationally recognized reputation and taking into account all the terms and conditions of the Acquisition Proposal including the legal, financial and regulatory aspects of the proposal) are more favorable to NGH's stockholders (taking into account the consideration to be received by NGH in the NA Sale) than the transaction contemplated by the Merger Agreement, as amended pursuant to Section 10.01(d) of the Merger Agreement, if applicable, and (ii) that is reasonably likely to be consummated by the Person making such Acquisition Proposal.

           (e) NGH will promptly provide to Parent any information regarding NGH provided to any Person making an Acquisition Proposal which was not previously provided to Parent.

           SECTION 7. Termination. (a) Unless earlier terminated pursuant to this Section, this Agreement will terminate on the earlier to occur of: (i) the consummation of the Merger, (ii) termination of the Merger Agreement in accordance with its terms and (iii) the date of the NGH Stockholder Meeting, including reasonable extensions thereof up to 30 days to obtain additional proxies, if the NGH Stockholder Approval shall not have been obtained at such meeting by reason of the failure to obtain the required vote.

           (b) NGH may terminate this Agreement if the Board of Directors of NGH authorizes NGH, subject to complying with the terms of this Agreement, to enter into a written agreement concerning a Superior Proposal, provided, however that
(i) NGH shall have complied with Section 6 hereof, (ii) NGH shall have given Parent at least three Business Days written prior notice of its intention to terminate the Agreement, attaching a description of all material terms and conditions of the Superior Proposal to such notice, (iii) during such three Business Days or greater period, the Company and NGH engage in good faith negotiations with Parent with respect to such changes as Parent may propose to the terms of this Agreement, the Merger and the Merger Agreement, (iv) Parent does not make, prior to such termination of this Agreement, a definitive, binding offer which the Board of Directors of NGH determines, in good faith after consultation with its financial advisors, is at least as favorable to the NGH stockholders (taking into account the consideration to be received by NGH in the NA Sale) as the Superior Proposal and (v) NGH, prior to such termination pursuant to this clause (b), pays to Parent in immediately available funds the fee required to be paid pursuant to Section 8(b). NGH agrees to notify Parent promptly if its intention to enter into a written agreement in connection with a Superior Proposal shall change at any time after giving such notification.

           (c) Parent may terminate this Agreement if:

               (i) the Board of Directors of NGH shall have failed to recommend or shall have withdrawn, or modified in a manner adverse to Parent, its approval or recommendation of the NA Sale, shall have approved or recommended a Superior Proposal, or shall have resolved to do any of the foregoing;

               (ii) NGH shall have entered into, or publicly announced its intention to enter into, a definitive agreement or an agreement in principle with respect to a Superior Proposal; or

               (iii) NGH shall breach its obligations set forth in Section 3, which breach shall not be cured within two Business Days.

           (d) The provisions of Sections 8, 9, 15, 16 and 17 will survive any termination of this Agreement pursuant to Section 7. The provisions of Sections 4(e), 5(d), 5(e), 11 and 14 will survive termination of this Agreement pursuant to Section 7(a)(i). The provisions of Section 9 of this Agreement will terminate automatically if both the Merger Agreement and the NGH Merger Agreement shall have been terminated.

           SECTION 8. Expenses. (a) Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

           (b) If:

               (i) NGH shall terminate this Agreement pursuant to Section 7(b);

               (ii) this Agreement shall terminate pursuant to Section 7(a)(iii) and (A) prior to the NGH Stockholder Meeting a third party or NGH or the Company shall have announced an Acquisition Proposal and (B) within nine months after termination of this Agreement the Company or NGH enters into a definitive agreement in respect of any Acquisition Proposal with respect to the Company or NGH, respectively, or such a transaction is consummated; or

               (iii) Parent shall terminate this Agreement pursuant to Section 7(c);

then NGH shall pay to Parent (by wire transfer of immediately available funds not later than the date of termination of this Agreement or, in the case of clause (ii), the date of such definitive agreement) an amount equal to $445 million less any amounts previously paid pursuant to Section 11.04(b) or 11.04(c) of the Merger Agreement. NGH shall be entitled to deduct and withhold from any payments made to Parent under this Section 8(b) such amounts as may be required to be deducted or withheld therefrom under the Code or under any applicable provisions of state or local tax law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for purposes of this
Section 8(b) as having been paid to Parent.

           (c) Notwithstanding the foregoing, if a fee shall become payable pursuant to both Section 8(b) of this Agreement and Section 11.04(b) of the Merger Agreement, the Company shall, and NGH shall cause the Company to, pay such fee in accordance with and at the time provided for in the Merger Agreement and no fee shall be initially payable by NGH hereunder; provided that NGH shall remain liable and shall immediately pay such fee to the extent that the Company shall fail timely to pay such fee in full, in which case NGH shall have the right to obtain reimbursement of the fee from the Company.

           SECTION 9.  Indemnification.

           (a) NGH Indemnification of Parent for NGH Liabilities. Subject to
Section 9(c), on and after the Effective Time, NGH shall indemnify and hold harmless Parent and its affiliates (including the Company after the Merger) and their respective present and former directors, officers and employees (each, a "Parent Indemnitee") from and against any and all damage, loss, liability and expense (including reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Losses") incurred or suffered by any Parent Indemnitee arising out of any NGH Liabilities, regardless of whether such Losses arise as a result of the negligence or strict liability (or any other liability under any theory of law or equity) of such Parent Indemnitee.

           (b) Company Indemnification of NGH for Company Liabilities. Subject to Section 9(c), on and after the Effective Time, the Company shall indemnify and hold harmless NGH and its affiliates and their respective present and former directors, officers and employees (each, an "NGH Indemnitee") from and against any and all Losses incurred or suffered by any NGH Indemnitee arising out of any Company Liabilities, regardless of whether such Losses arise as a result of the negligence or strict liability (or any other liability under any theory of law or equity) of such NGH Indemnitee.

           (c) Third-Party Rights; Tax Benefits and Insurance Proceeds. Any indemnification pursuant to Section 9(a) or Section 9(b) shall be paid net of any tax benefit or insurance proceeds to the Indemnified Party attributable to the relevant payment. It is expressly agreed that no insurer or any other third party shall be (i) entitled to a benefit (as a third-party beneficiary or otherwise) that it would not be entitled to receive in the absence of Section 9(a) or Section 9(b), (ii) relieved of the responsibility to pay any claims to which it is obligated or (iii) entitled to any subrogation rights with respect to any obligation under Section 9(a) or Section 9(b).

           (d) Insurance. NGH agrees to provide reasonable cooperation at the expense of the Company in connection with any claims the Company may have under insurance policies in effect at any time prior to the Effective Time that in any way relate to Company Liabilities or Liabilities in respect of officers and directors of the Company acting in their capacities as such. The Company agrees to provide reasonable cooperation at the expense of NGH in connection with any claims NGH may have under insurance policies in effect at any time prior to the Effective Time that in any way relate to NGH Liabilities or Liabilities in respect of officers and directors of NGH acting in their capacities as such.

           (e) Definitions. For purposes of this Section 9, the following terms have the following meanings:

           "Company Liabilities" means all Liabilities, whether arising before, at or after the Effective Time, of or in any way relating, in whole or in part, to (a) the Company or any of its Subsidiaries or their respective employees (except to the extent defined as NGH Liabilities below or expressly assumed by NGH pursuant to Section 7.04 of the NGH Merger Agreement as in effect on the date hereof or as amended with the prior written consent of Parent) or arising from the conduct of, in connection with or in any way relating to, in whole or in part, the business of the Company and its Subsidiaries, or the ownership or use of assets or property in connection with that business or (b) any Benefit Arrangement or Employee Plan (as such terms are defined in the Merger Agreement) except to the extent expressly assumed by NGH pursuant to Section 7.04 of the NGH Merger

Agreement as in effect on the date hereof or as amended with the prior written consent of Parent. Notwithstanding the foregoing, "Company Liabilities" shall exclude all Liabilities for Taxes of the Company or any of its Subsidiaries and all Liabilities for Taxes that may otherwise be collected from the Company or any of its Subsidiaries, in each case to the extent governed by the Tax Sharing Agreement.

           "Liabilities" means any and all claims, debts, liabilities and obligations of any kind, character or description (whether known or unknown, accrued, absolute, contingent or otherwise) whenever arising, including all costs and expenses relating thereto.

           "NGH Liabilities" means all Liabilities (other than Company Liabilities), whether arising before, at or after the Effective Time, of or in any way relating, in whole or in part, to (a) NGH or its employees or arising from the conduct of, in connection with or in any way relating to, in whole or in part, NGH's business, or the ownership or use of assets or property in connection with that business or (b) the Liabilities expressly assumed by NGH pursuant to Section 7.04 of the NGH Merger Agreement as in effect on the date hereof or as amended with the prior written consent of Parent. Notwithstanding the foregoing, "NGH Liabilities" shall exclude all (i) Liabilities for Taxes of NGH and all Liabilities for Taxes that may otherwise be collected from NGH, in each case to the extent governed by the Tax Sharing Agreement and (ii) Liabilities addressed in Section 8.02 of the Distribution Agreement dated as of May 12, 1999 among NGH, RJR and R. J. Reynolds Tobacco Company, which provision shall remain in effect in accordance with its terms. Without limiting the generality of the foregoing, "NGH Liabilities" shall also include all Liabilities (i) for compensation deferred pursuant to any deferred compensation plan, arrangement or agreement of NGH (which such plan shall not include the Company's Deferred Compensation Plan); (ii) for compensation, benefits, severance pay and benefits, or any similar payment or benefit that is payable with respect to service by any individual as an employee or director of NGH, whether or not such compensation has been deferred pursuant to the Company's Deferred Compensation Plan or any other Employee Arrangement, except to the extent NGH has previously contributed assets to fund such amounts to the Retention Plan and Deferred Compensation Plan trust of Nabisco, Inc. (the "Trust"); (iii) with respect to or arising out of any option to acquire equity securities of NGH or any award of restricted stock, restricted stock units, performance shares, performance units or other awards, in each case based on equity securities of NGH or granted pursuant to the Nabisco Group Holdings Corp. 1990 Long Term Incentive Program, (iv) any "grossup" or similar make-whole or indemnity payment required to be made under any Employee Arrangement with respect to excise, income or other taxes imposed on any of the foregoing; and (v) Taxes imposed on the income of the Trust attributable to assets thereof funding any of the foregoing.

           "NGH Merger Agreement" means the Agreement and Plan of Merger dated as of June 25, 2000 among NGH, R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

           "Tax Sharing Agreement" means the Tax Sharing Agreement dated as of June 14, 1999 among NGH, RJR, the Company and R. J. Reynolds Tobacco Company, as such agreement may be amended from time to time by agreement of all the parties thereto.

           SECTION 10. Trust Originated Preferred Securities. Reference is made to the Amended and Restated Declaration of Trust of Nabisco Group Holdings Capital Trust II (formerly called RJR Nabisco Holdings Capital Trust II) dated as of September 16, 1998, as amended by Amendment No. 1 thereto dated as of July 12, 1999 (the "Declaration"). Capitalized terms used in this Section 10 but not defined elsewhere in this Agreement shall have the meanings assigned to such terms in the Declaration. After the date hereof, and at such time as will not delay consummation of the Merger, NGH shall exercise its option under the Declaration to cause the Trustees to (i) dissolve the Trust and (ii) cause the Debentures to be distributed to Holders of the Preferred Securities and Common Securities in exchange therefor, which in each case shall occur prior to the Effective Time. In addition, NGH will (x) deliver an irrevocable notice to the Debenture Trustee stating that all outstanding Debentures are to be redeemed on September 30, 2003 and (y) take all necessary action to cause the conditions set forth in Section 10.1(C) of the Indenture to be satisfied such that a "covenant defeasance" under such section will occur concurrently with the above-described dissolution of the Trust and distribution of the Debentures.

           SECTION 11. Name Change. As promptly as practicable after the Effective Time, NGH shall change its name and the names of any of its Subsidiaries or related entities to new names that do not include the word "Nabisco" or any derivatives thereof and shall cease to use such name or derivatives in its business or operations.

           SECTION 12. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

           if to Parent, to:

               Philip Morris Companies Inc.

                     120 Park Avenue
                     New York, New York 10017
                     Attention: Charles R. Wall
                     Fax: (917) 663-5817

                     with a copy to:

                     Wachtell, Lipton, Rosen & Katz
                     51 West 52nd Street
                     New York, New York 10019
                     Attention: Martin Lipton
                                Andrew J. Nussbaum
                     Fax: (212) 403-2000

                     and

                     Hunton & Williams
                     200 Park Avenue
                     New York, New York 10166
                     Attention: Jerry E. Whitson
                     Fax: (212) 309-1100

           if to NGH, to:

                     Nabisco Group Holdings Corp.
                     7 Campus Drive
                     Parsippany, New Jersey 07054
                     Attention: James A. Kirkman III
                     Fax: (973) 539-9150

                     with a copy to:

                     Davis Polk & Wardwell
                     450 Lexington Avenue
                     New York, New York 10017
                     Attention: William L. Rosoff
                     Fax: (212) 450-4800

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

           SECTION 13. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

           (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

           SECTION 14. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto. If Parent, NGH or the Surviving Corporation or any of its respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent, NGH, or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Agreement.

           SECTION 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

           SECTION 16. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12 shall be deemed effective service of process on such party.

           SECTION 17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           SECTION 18. Counterparts; Effectiveness; Benefit. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Except as provided in Section 9, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

           SECTION 19. Entire Agreement. This Agreement, the Confidentiality Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

           SECTION 20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

           SECTION 21. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

           SECTION 22. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled, without posting a bond or similar indemnity, to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    PHILIP MORRIS COMPANIES INC.


                                    By:  /s/ Louis Camilleri
                                       ----------------------------------
                                       Name:  Louis Camilleri
                                       Title: Senior Vice President and
                                                Chief Executive Officer



                                    NABISCO GROUP HOLDINGS CORP.


                                    By:  /s/ James M. Kilts
                                       ----------------------------------
                                       Name:  James M. Kilts
                                       Title: President and Chief
                                                Executive Officer



                                    NABISCO HOLDINGS CORP.,
                                    solely for purposes of Section 5(d),
                                    8(c) and 9 hereof


                                    By:  /s/ James M. Kilts
                                       ----------------------------------
                                       Name:  James M. Kilts
                                       Title: President and Chief
                                                Executive Officer

                                                                        ANNEX C






                          AGREEMENT AND PLAN OF MERGER

                                   dated as of

                                  June 25, 2000

                                      among

                          NABISCO GROUP HOLDINGS CORP.,

                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.,

                                       and

                              RJR ACQUISITION CORP.

                                TABLE OF CONTENTS

                           --------------------------

                                                                            PAGE

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions.....................................................2

                                    ARTICLE 2
                                   THE MERGER

SECTION 2.01.  The Merger......................................................6
SECTION 2.02.  Conversion of Shares............................................7
SECTION 2.03.  Surrender and Payment...........................................7
SECTION 2.04.  Dissenting Shares...............................................9
SECTION 2.05.  Stock Options...................................................9
SECTION 2.06.  Adjustments....................................................10
SECTION 2.07.  Trust Originated Preferred Securities..........................10
SECTION 2.08.  Withholding Rights.............................................10
SECTION 2.09.  Lost Certificates..............................................11
SECTION 2.10.  Associated Rights..............................................11

                                    ARTICLE 3
                            THE SURVIVING CORPORATION

SECTION 3.01.  Certificate of Incorporation...................................11
SECTION 3.02.  Bylaws.........................................................11
SECTION 3.03.  Directors and Officers.........................................11

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

SECTION 4.01.  Corporate Existence and Power..................................12
SECTION 4.02.  Corporate Authorization........................................12
SECTION 4.03.  Governmental Authorization.....................................13
SECTION 4.04.  Non-contravention..............................................13
SECTION 4.05.  Capitalization.................................................13
SECTION 4.06.  Matters Relating to the NA Merger..............................14
SECTION 4.07.  SEC Filings....................................................15
SECTION 4.08.  Financial Statements...........................................16
SECTION 4.09.  Disclosure Documents...........................................16
SECTION 4.10.  Certain Contracts..............................................17

                                                                            PAGE

SECTION 4.11.  Absence of Certain Changes.....................................17
SECTION 4.12.  No Undisclosed Material Liabilities............................19
SECTION 4.13.  Compliance with Laws and Court Orders..........................19
SECTION 4.14.  Litigation ....................................................19
SECTION 4.15.  Finders' Fees..................................................19
SECTION 4.16.  Taxes..........................................................20
SECTION 4.17.  Employee Benefit Plans.........................................21
SECTION 4.18.  Environmental Matters..........................................22
SECTION 4.19.  Antitakeover Statute and Rights Agreement......................23
SECTION 4.20.  Insurance  ....................................................23
SECTION 4.21.  Other Agreements...............................................23
SECTION 4.22.  Certain Agreements.............................................23

                                    ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF PARENT

SECTION 5.01.  Corporate Existence and Power..................................24
SECTION 5.02.  Corporate Authorization........................................24
SECTION 5.03.  Governmental Authorization.....................................24
SECTION 5.04.  Non-contravention..............................................25
SECTION 5.05.  Disclosure Documents...........................................25
SECTION 5.06.  Finders' Fees..................................................25

                                    ARTICLE 6
                            COVENANTS OF THE COMPANY

SECTION 6.01.  Conduct of the Company.........................................26
SECTION 6.02.  Stockholder Meeting; Proxy Material............................28
SECTION 6.03.  Access to Information..........................................29
SECTION 6.04.  No Solicitation; Other Offers..................................29
SECTION 6.05.  Surety Obligations.............................................31
SECTION 6.06.  Rights Agreement...............................................32

                                    ARTICLE 7
                               COVENANTS OF PARENT

SECTION 7.01.  Confidentiality................................................32
SECTION 7.02.  Obligations of Merger Subsidiary...............................32
SECTION 7.03.  Director and Officer Liability.................................32
SECTION 7.04.  Employee Matters...............................................34

                                                                            PAGE

                                    ARTICLE 8
                       COVENANTS OF PARENT AND THE COMPANY

SECTION 8.01.  Reasonable Best Efforts........................................34
SECTION 8.02.  Certain Filings................................................34
SECTION 8.03.  Public Announcements...........................................35
SECTION 8.04.  Further Assurances.............................................35
SECTION 8.05.  Notices of Certain Events......................................35

                                    ARTICLE 9
                            CONDITIONS TO THE MERGER

SECTION 9.01.  Conditions to Obligations of Each Party........................36
SECTION 9.02.  Conditions to the Obligations of Parent and Merger
                 Subsidiary...................................................36
SECTION 9.03.  Conditions to the Obligations of the Company...................37

                                   ARTICLE 10
                                   TERMINATION

SECTION 10.01.  Termination...................................................38
SECTION 10.02.  Effect of Termination.........................................41

                                   ARTICLE 11
                                  MISCELLANEOUS

SECTION 11.01.  Notices   ....................................................41
SECTION 11.02.  Non-Survival of Representations and Warranties................42
SECTION 11.03.  Amendments; No Waivers........................................42
SECTION 11.04.  Expenses  ....................................................42
SECTION 11.05.  Successors and Assigns........................................44
SECTION 11.06.  Governing Law.................................................44
SECTION 11.07.  Jurisdiction..................................................44
SECTION 11.08.  WAIVER OF JURY TRIAL..........................................45
SECTION 11.09.  Counterparts; Effectiveness; Benefit..........................45
SECTION 11.10.  Entire Agreement..............................................45
SECTION 11.11.  Captions  ....................................................45
SECTION 11.12.  Severability..................................................45
SECTION 11.13.  Specific Performance..........................................46

                          AGREEMENT AND PLAN OF MERGER

           AGREEMENT AND PLAN OF MERGER dated as of June 25, 2000, among Nabisco Group Holdings Corp., a Delaware corporation (the "Company"), R.J. Reynolds Tobacco Holdings, Inc., a Delaware corporation ("Parent"), and RJR Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary").

           WHEREAS, the Company owns 213,250,000 shares of Class B common stock of Nabisco Holdings Corp., a Delaware corporation ("NA"), representing an 80.6% ownership interest in NA;

           WHEREAS, Philip Morris Companies Inc., Strike Acquisition Corp. and NA have entered into an Agreement and Plan of Merger dated the date hereof (the "NA Merger Agreement") pursuant to which Strike Acquisition Corp. will merge (the "NA Merger") with and into NA on the terms and conditions set forth therein;

           WHEREAS, Philip Morris Companies Inc. and the Company have entered into a Voting and Indemnity Agreement (the "NA Voting Agreement") pursuant to which the Company has agreed to vote its shares of Class B Common Stock of NA in favor of the NA Merger, subject to approval by the Company's stockholders;

           WHEREAS, by virtue of the NA Merger, each share of Class B common stock of NA held by the Company will be converted into the right to receive $55.00 in cash;

           WHEREAS, the respective Boards of Directors of Parent, Merger Subsidiary and the Company have approved this Agreement, and deem it advisable and in the best interests of their respective stockholders to consummate the merger of Merger Subsidiary with and into the Company on the terms and conditions set forth herein; and

           WHEREAS, the merger contemplated by this Agreement will occur only after consummation of the NA Merger.

           NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

           SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

           "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

           "Benefit Arrangement" means any employment, severance or similar contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock-related rights or other forms of incentive or deferred compensation, perquisites, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, worker's compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that on or after January 1, 1994 (i) is or was not an Employee Plan,
(ii) is or was entered into, maintained, administered or contributed to, as the case may be, by the Company or any of its Affiliates and (iii) covers or covered any employee or former employee of the Company or any of its Subsidiaries employed in the United States.

           "Business Day" means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

           "Code" means the Internal Revenue Code of 1986.

           "Company Balance Sheet" means the consolidated balance sheet of the Company as of December 31, 1999 and the footnotes thereto set forth in the Company 10-K.

           "Company 10-K" means the Company's annual report on Form 10-K for the fiscal year ended December 31, 1999.

           "Delaware Law" means the General Corporation Law of the State of Delaware.

           "Employee Plan" means any "employee benefit plan", as defined in
Section 3(3) of ERISA, that on or after January 1, 1994 (i) is or was subject to any provision of ERISA, (ii) is or was maintained, administered or contributed to by the Company or any of its Affiliates and (iii) covers or covered any employee or former employee of the Company or any of its Subsidiaries.

           "Environmental Laws" means any and all federal, foreign, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decisions, injunctions, decrees, requirements of any governmental entity, any and all common law requirements, rules and bases of liability regulating, relating to or imposing liability or standards of conduct concerning pollution, Hazardous Materials or protection of human health or safety as relating to the environment or workplace, or the protection of the environment, as currently in effect and includes the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.ss.9601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss.1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss.6901, et seq., the Clean Water Act, 33
U.S.C. ss.ss.1251, et seq., the Clean Air Act, 42 U.S.C. ss.7401, et seq., the Toxic Substance Control Act, 15 U.S.C. ss.ss.2601, et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss.136, et seq., Occupational Safety and Health Act, 29 U.S.C. ss.ss.651, et seq. and the Oil Pollution Act of 1990, 33 U.S.C. ss.ss.2701, et seq., as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and all analogous state or local statutes.

           "Environmental Permits" means all permits, licenses, certificates or approvals necessary for the operation of the Company as currently conducted to comply with all applicable Environmental Laws.

           "ERISA" means the Employee Retirement Income Security Act of 1974.

           "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

           "Governmental Entity" means any federal, state, local or foreign government or any court, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, domestic, foreign or supranational.

           "Hazardous Material" mean any hazardous or toxic substances, materials or wastes, defined, listed, classified or regulated as such in or under any Environmental Law which includes petroleum, petroleum products, friable asbestos, urea formaldehyde and polychlorinated biphenyls and any other substance that could result in liability under any Environmental Laws.

           "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

           "International Plan" means any employment, severance or similar contract or arrangement (whether or not written) or any plan, policy, fund, program or arrangement or contract providing for severance, insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, pension or retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or benefits that on or after January 1, 1994 (i) is or was not an Employee Plan or a Benefit Arrangement, (ii) is or was entered into, maintained, administered or contributed to by the Company or any of its Affiliates and (iii) covers or covered any employee or former employee of the Company or any of its Subsidiaries.

           "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien, any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

           "Material Adverse Effect" means, with respect to any Person, any event, change, circumstance or effect that is or would reasonably be expected to be materially adverse to the condition (financial or otherwise), business, assets or results of operations of such Person except any such effect resulting from or arising in connection with: (i) changes in circumstances or conditions affecting the food industry in general, in the case of the Company, or the tobacco industry in general, in the case of Parent, and not in either case specifically relating to or having a materially disproportionate effect on such Person, or (ii) changes in general economic or business conditions or in financial markets in the United States.

           "Multiemployer Plan" means each Employee Plan that is a multiemployer plan, as defined in Section 3(37) of ERISA.

           "1933 Act" means the Securities Act of 1933.

           "1934 Act" means the Securities Exchange Act of 1934.

           "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

           "Rights" means the preferred stock purchase rights issued pursuant to the terms of Rights Agreement dated as of March 13, 2000 between the Company and EquiServe Trust Company, N.A., as Rights Agent.

           "SEC" means the Securities and Exchange Commission.

           "Shares" means the shares of common stock, $0.01 par value, of the Company.

           "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

           "Tax Sharing Agreement" means the Tax Sharing Agreement dated as of June 14, 1999 among the Company, Parent, R. J. Reynolds Tobacco Company and NA, as such agreement may be amended from time to time.

           "Title IV Plan" means an Employee Plan subject to Title IV of ERISA other than any Multiemployer Plan.

           Any reference in this Agreement to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder.

           (b) Each of the following terms is defined in the Section set forth opposite such term:

     Term                                                        Section
     ----                                                        -------
     Acquisition Proposal................................          6.04
     Agents..............................................          6.04
     Alternative NA Merger...............................          9.03
     Certificates........................................          2.03
     Change in Tax Law...................................          10.01
     Company Disclosure Schedule.........................        Article 4
     Company Proxy Statement.............................          4.09
     Company SEC Documents...............................          4.07
     Company Securities..................................          4.05
     Company Stock Options...............................          2.05
     Company Stockholder Meeting.........................          6.02
     Confidentiality Agreement...........................          6.03
     Declaration.........................................          2.07
     Effective Time......................................          2.01

     Exchange Agent......................................          2.03
     GAAP................................................          4.08
     Indemnified Person..................................          7.03
     IRS.................................................          4.16
     Merger..............................................          2.01
     Merger Consideration................................          2.02
     NA..................................................        recitals
     NA Merger...........................................        recitals
     NA Merger Agreement.................................        recitals
     NA Shares...........................................          4.06
     NA Voting Agreement.................................        recitals
     Preferred Shares....................................          4.05
     Special Board Determination.........................          9.01
     Superior Proposal...................................          6.04
     Surviving Corporation...............................          2.01
     Tax Return..........................................          4.16
     Taxes...............................................          4.16
     Taxing Authority....................................          4.16
     TOPrS Documents.....................................          2.07


                                    ARTICLE 2
                                   THE MERGER

           SECTION 2.01. The Merger. (a) At the Effective Time, Merger Subsidiary shall be merged (the "Merger") with and into the Company in accordance with Delaware Law, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation (the "Surviving Corporation").

            (b) As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, the Company and Merger Subsidiary will file a certificate of merger with the Delaware Secretary of State and make all other filings or recordings required by Delaware Law in connection with the Merger. The Merger shall become effective at such time (the "Effective Time") as the certificate of merger is duly filed with the Delaware Secretary of State or at such later time as is specified in the certificate of merger.

            (c) From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Subsidiary, all as provided under Delaware Law.

           SECTION 2.02.  Conversion of Shares.  (a) At the Effective Time:

               (i) except as otherwise provided in Section 2.02(a)(ii) or
          Section 2.04, each Share outstanding immediately prior to the Effective Time, together with the associated Right, shall be converted into the right to receive $30.00 in cash, without interest (the "Merger Consideration"), prorated for fractional shares;

               (ii) each Share held by the Company as treasury stock or owned by Parent or any of its Subsidiaries immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto; and

               (iii) each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

            (b) In the event that (i) the NA Merger Agreement has been terminated in accordance with its terms, (ii) Parent has not terminated this Agreement pursuant to Section 10.01, and (iii) a transaction has been consummated wherein the Company has received, in its capacity as a stockholder of NA, more than $55 per NA share in such transaction, then the Merger Consideration shall be increased by one-half of the difference between the Net Proceeds and $11.729 billion divided by the number of then-outstanding Shares. For purposes of this Agreement, "Net Proceeds" is defined as the cash amount received by the Company in such transaction after deducting (A) any costs and expenses (including, without limitation any termination fees) incurred by the Company in connection with the termination of the NA Merger Agreement, including, without limitation pursuant to the NA Merger Agreement or the NA Voting Agreement and (B) the amounts by which the following items increase as a result of such transaction or the increase in the Merger Consideration pursuant to this Section 2.02(b): (w) the costs and expenses incurred by Parent in connection with the transactions contemplated hereby,(x) amounts payable by Parent (other than the Merger Consideration) pursuant to this Agreement, (y) liabilities assumed or retained by Parent and the Company, and (z) Taxes incurred by Parent and the Company.

           SECTION 2.03. Surrender and Payment. (a) Prior to the Effective Time, Parent shall appoint an agent (the "Exchange Agent") reasonably acceptable to the Company for the purpose of exchanging certificates representing Shares (the

"Certificates") for the Merger Consideration. Promptly after the Effective Time, Parent will cause to be deposited with the Exchange Agent the Merger Consideration to be paid in respect of the Shares. Promptly after the Effective Time, Parent will send, or will cause the Exchange Agent to send, to each holder of record of Shares at the Effective Time a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates to the Exchange Agent) for use in such exchange.

            (b) Each holder of Shares that have been converted into the right to receive the Merger Consideration will be entitled to receive, upon surrender to the Exchange Agent of a Certificate, together with a properly completed letter of transmittal, and all other documents the Exchange Agent may reasonably require, the Merger Consideration payable for each Share represented by such Certificate. Until so surrendered, each such Certificate shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration. No interest shall be paid or will accrue on the Merger Consideration payable pursuant to the provisions of this Article 2.

            (c) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition to such payment that the Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such tax has been paid or is not payable.

            (d) At the Effective Time, the stock transfer books of the Company will be closed and there shall be no further registration of transfers of Shares. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.

            (e) Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.03(a) (and any interest or other income earned thereon) that remains unclaimed by the holders of Shares one year after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged Shares for the Merger Consideration in accordance with this Section 2.03 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration in respect of such Shares without any interest thereon. Notwithstanding the foregoing, Parent shall not be liable to any holder of Shares for any amount paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of Shares three years after the Effective Time (or such earlier date immediately prior to such time when the amounts would otherwise escheat to or become property of any governmental authority) shall become, to the extent permitted by applicable law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

            (f) Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.03(a) to pay for Shares for which appraisal rights have been perfected shall be returned to Parent, upon demand.

           SECTION 2.04. Dissenting Shares. Notwithstanding Section 2.02, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Shares in accordance with Delaware Law shall not be converted into a right to receive the Merger Consideration, unless such holder fails to perfect, withdraws or otherwise loses its right to appraisal. If, after the Effective Time, such holder fails to perfect, withdraws or loses its right to appraisal, such Shares shall be treated as if they had been converted as of the Effective Time into a right to receive the Merger Consideration. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Shares. Except as required by applicable law or with the prior written consent of Parent, the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

           SECTION 2.05. Stock Options. (a) At or immediately prior to the Effective Time, each employee or director stock option to purchase Shares outstanding under any stock option or compensation plan or arrangement of the Company, whether or not vested or exercisable ("Company Stock Options"), shall be canceled, and the Company shall pay each holder of any such option at or promptly after the Effective Time for each such option an amount in cash equal to (i) the excess, if any, of the Merger Consideration per Share over the applicable exercise price of such options multiplied by the number of Shares such holder could have purchased (assuming full vesting of all Company Stock Options) had such holder exercised such option in full immediately prior to the Effective Time (the "Spread") or (ii) in the case of each Company Stock Option specified in Section 2.05 of the Company Disclosure Schedule, the greater of the Spread or the Black-Scholes value of such option, determined using the assumptions set forth on Section 2.05 of the Company Disclosure Schedule.

            (b) Prior to the Effective Time, the Company shall (i) use its reasonable best efforts to obtain any consents from holders of Company Stock Options and (ii) make any amendments to the terms of such stock option or compensation plans or arrangements that, in the case of either clauses (i) or (ii), the Company deems reasonably necessary to give effect to the transactions contemplated by Section 2.05(a). Notwithstanding any other provision of this Section, payment may be withheld in respect of any employee stock option until such necessary consents are obtained.

           SECTION 2.06. Adjustments. If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding Shares shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of Shares, or stock dividend (or dividend payable in any other securities) thereon with a record date during such period, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to provide to the holders of Shares the same economic effect as contemplated by this Agreement prior to such event.

           SECTION 2.07. Trust Originated Preferred Securities. Reference is made to the Amended and Restated Declaration of Trust of Nabisco Group Holdings Capital Trust II (formerly called RJR Nabisco Holdings Capital Trust II) dated as of September 16, 1998, as amended by Amendment No. 1 thereto dated as of July 12, 1999 (the "Declaration") and all related documentation, including the Terms of the Preferred Securities and of the Common Securities (all such documentation, together with the Declaration, the "TOPrS Documents"). Capitalized terms used in this Section 2.07 but not defined elsewhere in this Agreement shall have the meanings assigned to such terms in the Declaration. After the date hereof, the Company shall exercise its option under the Declaration to cause the Trustees to (i) dissolve the Trust and (ii) cause the Debentures to be distributed to Holders of the Preferred Securities and Common Securities in exchange therefor (and comply with all applicable provisions of the TOPrS Documents in respect of such exercise (including to seek a listing, if required, of the Debentures)), which in each case shall occur prior to the Effective Time. In addition, the Company will prior to the Effective Time (x) deliver an irrevocable notice to the Debenture Trustee stating that all outstanding Debentures are to be redeemed on September 30, 2003 and (y) take all necessary action to cause the conditions set forth in Section 10.1(C) of the Indenture to be satisfied such that a "covenant defeasance" under such section will occur concurrently with the above-described dissolution of the Trust and distribution of the Debentures. All of the actions set forth in this Section
2.07 shall be carried out in accordance with the terms of the TOPrS Documents.

           SECTION 2.08. Withholding Rights. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. If the Surviving

Corporation or Parent, as the case may be, so withholds amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which the Surviving Corporation or Parent, as the case may be, made such deduction and withholding.

           SECTION 2.09. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will pay, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the Shares represented by such Certificate, as contemplated by this Article.

           SECTION 2.10. Associated Rights. References in Article 1 and Article 2 of this Agreement to Shares shall include, unless the context requires otherwise, the associated Rights.


                                    ARTICLE 3
                            THE SURVIVING CORPORATION

           SECTION 3.01. Certificate of Incorporation. The certificate of incorporation of the Company in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable law, provided that, at the Effective Time, Article First of such certificate of incorporation shall be amended to read as follows:
"The name of the Corporation is RJR Acquisition Corp.".

           SECTION 3.02. Bylaws. The bylaws of Merger Subsidiary in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

           SECTION 3.03. Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of Merger Subsidiary at the Effective Time shall be the officers of the Surviving Corporation.

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           Except as set forth in the corresponding sections or subsections of the disclosure schedule delivered by the Company to Parent on or prior to the date hereof (the "Company Disclosure Schedule") or in the Company SEC Documents, the Company represents and warrants to Parent that:

           SECTION 4.01. Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company has heretofore made available to Parent true and complete copies of the certificate of incorporation and bylaws of the Company as currently in effect.

           SECTION 4.02. Corporate Authorization. (a) The execution, delivery and performance by the Company of this Agreement and the NA Voting Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers and, except for the affirmative vote of the holders of a majority of the outstanding Shares in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding Shares is the only vote of the holders of any of the Company's capital stock necessary in connection with the consummation of the Merger. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable in accordance with its terms.

            (b) At a meeting duly called and held, the Company's Board of Directors has (i) determined that this Agreement and the NA Voting Agreement and the transactions contemplated hereby are fair to and in the best interests of the Company's stockholders, (ii) declared advisable and approved this Agreement and the NA Voting Agreement and the transactions contemplated hereby and (iii) resolved (subject to Section 6.04(c)) to recommend adoption of this Agreement by its stockholders.

           SECTION 4.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Entity, other than (i) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act and of laws, rules and regulations in foreign jurisdictions governing antitrust or merger control matters, (iii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable securities or takeover laws, whether state or foreign and
(iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or materially to impair the ability of the Company to consummate the transactions contemplated by this Agreement.

           SECTION 4.04. Non-contravention. The execution, delivery and performance by the Company of this Agreement and the NA Voting Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company, (ii) assuming compliance with the matters referred to in Section 4.03, contravene, conflict with, or result in a violation or breach of any provision of any applicable law, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Company or
(iv) result in the creation or imposition of any Lien on any asset of the Company, except, in the case of clauses (ii), (iii) and (iv), for such matters as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

           SECTION 4.05. Capitalization. (a) The authorized capital stock of the Company consists of 440,000,000 Shares and 150,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Shares"), of which 4,400,000 shares are designated Series A Participating Cumulative Preferred Stock. As of June 21, 2000, there were outstanding: (1) 327,398,402 Shares (including equivalents payable in cash or Shares); (2) employee and director stock options to purchase an aggregate of 23,178,436 Shares; and (3) no Preferred Shares. All shares of capital stock of the Company outstanding as of the date hereof have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive rights. The Shares were not issued in violation of the terms of any agreement or understanding binding on the Company and were issued in compliance with all applicable Laws, including all federal, state and foreign securities laws, rules and regulations. All of the Company's treasury shares were acquired by the Company in compliance with all applicable Laws, including all federal, state and foreign securities laws, rules and regulations. All Shares issuable upon exercise of outstanding employee or directors stock options have been duly authorized and, when issued in accordance with the terms thereof, will be validly issued and will be fully paid and nonassessable and free of any preemptive rights.

            (b) Except as set forth in this Section 4.05 and for changes since June 21, 2000 resulting from the exercise of employee or director stock options outstanding on such date, there are no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities.

           SECTION 4.06. Matters Relating to the NA Merger. (a) The Company owns 213,250,000 shares (the "NA Shares") of Class B common stock, $0.01 par value per share, of NA, free and clear of any Lien and, subject to applicable law, free of any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of such shares).

            (b) The execution, delivery and performance by the Company of the NA Voting Agreement and the consummation by the Company of the transactions contemplated thereby are within the Company's corporate powers and, except for the affirmative vote of the holders of a majority of the outstanding Shares in connection with the sale of the NA Shares pursuant to the NA Merger Agreement, have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding Shares is the only vote of the holders of any of the Company's capital stock necessary in connection with the sale of the NA Shares pursuant to the NA Merger Agreement. The NA Voting Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. The Company has provided Parent with a true and complete copy of the NA Voting Agreement and no provisions thereof have been amended or the rights thereunder waived in any manner that would create any additional liability of the Company or materially impair or delay the consummation of the transactions contemplated hereby.

            (c) The execution, delivery and performance by NA of the NA Merger Agreement and the consummation by NA of the transactions contemplated thereby are within NA's corporate powers and, except for the affirmative vote of the holders of a majority of the outstanding shares of common stock of NA in connection with the consummation of the NA Merger, have been duly authorized by all necessary corporate action on the part of NA. The affirmative vote of the holders of a majority of the outstanding shares of common stock of NA is the only vote of the holders of any of NA's capital stock necessary in connection with the consummation of the NA Merger. The NA Merger Agreement constitutes a valid and binding agreement of NA enforceable against NA in accordance with its terms. The Company has provided Parent with a true and complete copy of the NA Merger Agreement and no provisions thereof have been amended or the rights thereunder waived in any manner that would create any additional liability of the Company or materially impair or delay the consummation of the transactions contemplated hereby.

            (d) After consummation of the NA Merger, the Company will have no Subsidiaries and will conduct no business operations. Except for NA, the Company owns no shares of any corporation and has no other ownership or other investment interest, either of record, beneficially or equitably, in any association, partnership, joint venture or legal entity, except for marketable securities and bank, checking and money market accounts and other cash equivalent instruments and common securities under the TOPrS Documents. The Company does not conduct, and has not since June 14, 1999 conducted, any operating activities except through NA.

           SECTION 4.07. SEC Filings. (a) The Company has filed all forms, reports and documents required to be filed by it by the SEC or pursuant to relevant securities statutes, regulations and rules. The Company has made available to Parent (i) the Company's annual reports on Form 10-K for its fiscal years ended December 31, 1999 and 1998, (ii) its quarterly report on Form 10-Q for its fiscal quarter ended March 31, 2000, (iii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of the Company held since December 31, 1999 and (iv) all of its other reports, statements, schedules and registration statements filed with the SEC since December 31, 1999 (the documents referred to in this Section 4.07(a), collectively, the "Company SEC Documents"). The Company has filed all registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since January 1, 1998.

            (b) As of its filing date, each Company SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be.

            (c) As of its filing date (or, if amended or superceded by a filing prior to the date hereof, on the date of such filing), no Company SEC Document filed pursuant to the 1934 Act contained any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

            (d) No Company SEC Document filed pursuant to the 1933 Act, as amended or supplemented, if applicable, as of the date such document or amendment became effective, contained any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

           SECTION 4.08. Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the Company SEC Documents fairly present in all material respects, in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements that have not been and are not expected to be material in nature or amount).

           SECTION 4.09. Disclosure Documents. The proxy statement of the Company to be filed with the SEC in connection with the Merger (the "Company Proxy Statement") and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act. At the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, and at the time such stockholders vote on adoption of this Agreement, the Company Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.09 will not apply to statements or omissions included in the

Company Proxy Statement based upon information furnished to the Company by Parent specifically for use therein.

           SECTION 4.10. Certain Contracts. As of the date hereof, except as set forth in the Company SEC Documents filed prior to the date of this Agreement, the Company is not a party to or bound by any "material contracts" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), which agreements or arrangements could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company and its Subsidiaries (including the Surviving Corporation and its Subsidiaries), taken together, after giving effect to the Merger.

           SECTION 4.11. Absence of Certain Changes. Since December 31, 1999, the business of the Company has been conducted in the ordinary course consistent with past practices and there has not been:

            (a) any event, occurrence, development or state of circumstances or facts that, either individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on the Company;

            (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company (other than customary quarterly cash dividends on the Shares in an amount not greater than $.1225 per Share per quarter), or any repurchase, redemption or other acquisition by the Company of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company;

            (c) any amendment to the certificate of incorporation or by-laws of the Company;

            (d) any amendment of any material term of any outstanding security of the Company;

            (e) any incurrence, assumption or guarantee by the Company of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;

            (f) any creation or other incurrence by the Company of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

            (g) any making of any material loan, advance or capital contributions to or investment in any Person other than in the ordinary course of business consistent with past practices;

            (h) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company that has had or would reasonably be expected to have a Material Adverse Effect on the Company;

            (i) any transaction or commitment made, or any contract or agreement entered into, by the Company relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Company of any contract or other right, in either case, material to the Company, other than transactions and commitments in the ordinary course of business consistent with past practices and those contemplated by this Agreement, the NA Voting Agreement and the NA Merger Agreement;

            (j) any change in any method of accounting, method of tax accounting or accounting principles or practice by the Company, except for any such change which is not significant or which is required by reason of a concurrent change in GAAP or Regulation S-X under the 1934 Act;

            (k) any (i) grant of any bonus, severance or termination pay or award under a long term incentive plan to (or amendment to any existing arrangement with) any director, officer or (to the extent material in the aggregate) employee of the Company, (ii) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit-sharing, thrift, pension, retirement or other benefit plan or arrangement covering any director, officer or employee of the Company, or (iii) increase in compensation, bonus or other benefits payable to any director, officer or employee of the Company;

            (l) any material labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company, which employees were not subject to a collective bargaining agreement at December 31, 1999, or any material lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;

            (m)   any settlement or waiver of a material litigation or claim; or

            (n)   any agreement to do any of the foregoing.

           SECTION 4.12. No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

            (a) liabilities or obligations disclosed or provided for in the Company Balance Sheet or in the notes thereto or in the Company SEC Documents filed prior to the date hereof,

            (b) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, and

            (c) liabilities or obligations under this Agreement, the NA Merger Agreement, the NA Voting Agreement or incurred in connection with the transactions contemplated hereby or thereby.

           SECTION 4.13. Compliance with Laws and Court Orders. Neither the Company nor any of its Subsidiaries is in violation of, and since December 31, 1999 has not violated, any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree, except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company has not failed to obtain or comply with the requirements of any license, permit or other authorization necessary to the ownership of its assets and property except for failures that have not had and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

           SECTION 4.14. Litigation. There is no claim, action, suit, investigation or proceeding pending, or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries, or any of their respective properties before any court or arbitrator or before or by any governmental body, agency or official, domestic or foreign, that, if determined or resolved adversely in accordance with the plaintiff's demands, would reasonably be expected to have a Material Adverse Effect on the Company or prevent, make illegal or materially delay or impair the ability of the Company to consummate the transactions contemplated by this Agreement, the NA Voting Agreement and the NA Merger Agreement. Neither the Company nor any of its Subsidiaries is subject to any outstanding order, writ, injunction or decree that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on the Company or prevent or materially delay the consummation of the Merger.

           SECTION 4.15. Finders' Fees. Except for UBS Warburg LLC and Morgan Stanley & Co. Incorporated, copies of whose engagement agreements have been provided to Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company in connection with the transactions contemplated by this Agreement.

           SECTION 4.16. Taxes. (a) The Company and each of its Subsidiaries has timely filed (or has had timely filed on its behalf) or will timely file or cause to be timely filed all material Tax Returns required by applicable law to be filed by it prior to or as of the Effective Time, and all such Tax Returns are, or will be at the time of filing, true and complete in all material respects.

            (b) The Company and each of its Subsidiaries has paid (or has had paid on its behalf), or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) or will establish or cause to be established (or have established on its behalf and for its sole benefit and recourse) in accordance with GAAP on or before the Effective Time an adequate accrual for the payment of, all taxes and interest due with respect to any period or portion thereof ending prior to or as of the Effective Time.

            (c) The federal income Tax Returns of the Company and its Subsidiaries have been examined and settled with the Internal Revenue Service (the "IRS") (or the applicable statutes of limitation for the assessment of federal income Taxes for such periods have expired) for all years through 1994.

            (d) There are no material Liens or encumbrances for Taxes on any of the assets of the Company or any of its Subsidiaries.

            (e) The Company and its Subsidiaries have complied in all material respects with all applicable laws, rules and regulations relating to the reporting, payment and withholding of Taxes.

            (f) No federal, state, local or foreign audits or administrative proceedings are pending with regard to any material Taxes or Tax Return of the Company or its Subsidiaries and none of them has received a written notice of any proposed audit or proceeding regarding any pending audit or proceeding.

            (g) No waivers of statutes of limitations have been given or requested.

            (h) "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, goods and services, service use, license, value added, capital, net worth, payroll, profits, withholding, franchise, transfer and recording taxes, fees and charges, and any other taxes, assessment or similar charges imposed by the IRS or any taxing authority (whether domestic or foreign including any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)) (a "Taxing Authority"), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments. "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority or jurisdiction (foreign or domestic) with respect to Taxes, including information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

           SECTION 4.17. Employee Benefit Plans. (a) Section 4.17 of the Company Disclosure Schedule includes, and the Company has made available to Parent copies of each Employee Plan (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and actuarial valuation report prepared in connection with any such Employee Plan. Section 4.17 of the Company Disclosure Schedule identifies each such Employee Plan that is (i) a Multiemployer Plan, (ii) a Title IV Plan or
(iii) maintained in connection with any trust described in Section 501(c)(9) of the Code.

            (b) Each Employee Plan that is intended to be qualified under
Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption; each trust created under any Employee Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation. The Company has made available to Parent the most recent determination letter of the Internal Revenue Service relating to each such Employee Plan. Each Employee Plan has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including ERISA and the Code.

            (c) Section 4.17 of the Company Disclosure Schedule includes, and the Company has made available to Parent copies or descriptions of each Benefit Arrangement (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof. Each such Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations and has been maintained in good standing with applicable regulatory authorities.

            (d) There has been no failure of a group health plan (as defined in Section 5000(b)(1) of the Code) to meet the requirements of Code Sections 4980B(f), 9801 or 9802 with respect to a qualified beneficiary (as defined in Section 4980B(g)) or other individual. Neither the Company nor any of its Subsidiaries has contributed to a nonconforming group health plan (as defined in Section 5000(c)) and no ERISA Affiliate of the Company or any of its Subsidiaries has incurred a tax under Section 5000(a) that is or could become a liability of the Company or any of its Subsidiaries.

            (e) The Company neither maintains nor is obligated to contribute to any International Plan.

            (f) No Title IV Plan has or has incurred an accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code, nor has any waiver of the minimum funding standards of Section 302 of ERISA and Section 412 of the Code been requested of or granted by the Internal Revenue Service with respect to any Title IV Plan, nor has any lien in favor of any Title IV Plan arisen under Section 412(n) of the Code or Section 302(f) of ERISA.

            (g) Neither the Company nor an ERISA Affiliate has incurred or will incur prior to the Effective Time any unpaid withdrawal liability (within the meaning or Part 1 of Subtitle E of Title I of ERISA) with respect to a Multiemployer Plan in excess of $5,000,000.

            (h) The Company has delivered to Parent a complete list of any and all current or former employees or directors of the Company or an Affiliate who are entitled to the Black-Scholes value of their Company Stock Options in accordance with Section 2.05.

            (i) No grant agreement for any Original Options (as defined in Section 2.05 of the Company Disclosure Schedule) granted after January 15, 1999 provides for Black-Scholes valuation upon cash-out.

           SECTION 4.18. Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:

            (a) no written notice, demand, request for information, citation, summons or order has been received, no penalty has been assessed, and no investigation, action, claim, suit or proceeding is pending or, to the knowledge of the Company, threatened by any governmental entity or other Person which alleges a violation by the Company of any Environmental Law or involves any real property currently, or to the knowledge of the Company, formerly owned, operated or leased by the Company or its Subsidiaries;

            (b) the Company has been and is in compliance with all Environmental Laws and all Environmental Permits;

            (c) all real property owned and, to the knowledge of the Company, all real property operated or leased by the Company or its Subsidiaries is free of contamination of Hazardous Materials that would have an adverse effect on human health or the environment; and

            (d) there are no liabilities of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under any Environmental Law.

           SECTION 4.19. Antitakeover Statute and Rights Agreement. (a) The Company has taken all action necessary to exempt the Merger and this Agreement and the transactions contemplated hereby from the provisions of Section 203 of Delaware Law.

            (b) The Board of Directors of the Company has approved an amendment to the Rights Agreement and has resolved to take all other action necessary to render the Rights inapplicable to the Merger, this Agreement and the transactions contemplated hereby, and the Company will cause the Rights Agent to execute such amendment promptly after execution of this Agreement. The Company has delivered to Parent a true and correct copy of the Rights Agreement in effect as of the execution and delivery of this Agreement.

           SECTION 4.20. Insurance. Section 4.20 of the Company Disclosure Schedule attached hereto contains a list that is complete in all material respects of all policies of directors' and officers' liability insurance and fiduciary insurance owned or held by, or the premiums and the brokerage fees of which are paid by the Company or its Subsidiaries. There have been no claims under any such policies since January 1, 1998.

           SECTION 4.21. Other Agreements. The Company has delivered to Parent true and correct copies of each of the NA Merger Agreement and the NA Voting Agreement, duly executed by the parties thereto.

           SECTION 4.22. Certain Agreements. Except with respect to Company Stock Options, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, parachute payment, bonus or otherwise) becoming due to any director, employee or independent contractor of the Company under any Employee Plan, Benefit Arrangement or otherwise, (ii) materially increase any benefits otherwise payable under any Employee Plan, Benefit Arrangement or otherwise or (iii) result in the acceleration of the time of payment or vesting of any such benefits.


                                    ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF PARENT

           Parent represents and warrants to the Company that:

           SECTION 5.01. Corporate Existence and Power. Each of Parent and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement or in connection with arranging any financing required to consummate the transactions contemplated hereby.

           SECTION 5.02. Corporate Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of each of Parent and Merger Subsidiary.

           SECTION 5.03. Governmental Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority, domestic or foreign, other than (i) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act and of laws, rules and regulations in foreign jurisdictions governing antitrust or merger control matters, (iii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable securities or takeover laws, whether state or foreign and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent or materially to impair the ability of Parent and Merger Subsidiary to consummate the transactions contemplated by this Agreement.

           SECTION 5.04. Non-contravention. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Subsidiary, (ii) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with, or result in any violation or breach of any provision of any law, regulation, judgment, injunction, order or decree or (iii) require any consent or other action by any Person under, constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or Merger Subsidiary is entitled under any provision of any agreement or other instrument binding upon Parent or Merger Subsidiary, except, in the case of clauses (ii) and (iii), for such matters as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

           SECTION 5.05. Disclosure Documents. The information with respect to Parent and any of its Subsidiaries that Parent furnishes to the Company specifically for use in the Company Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at the time such Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company.

           SECTION 5.06. Finders' Fees. Except for Lehman Brothers Inc. whose fees will be paid by Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission from the Company upon consummation of the transactions contemplated by this Agreement.

                                    ARTICLE 6
                            COVENANTS OF THE COMPANY

           The Company agrees that:

           SECTION 6.01. Conduct of the Company. From the date hereof until the Effective Time, the Company shall conduct its business in the ordinary course consistent with past practice and shall use its reasonable best efforts to preserve intact its business organizations and relationships with third parties and to keep available the services of its present officers and employees. Without limiting the generality of the foregoing, except with the prior written consent of Parent or as contemplated by this Agreement or as set forth in the Company Disclosure Schedule, from the date hereof until the Effective Time the Company shall not:

            (a) declare, set aside or pay any dividend or other distribution with respect to any share of its capital stock, other than customary quarterly cash dividends on the Shares not to exceed $.1225 per Share per quarter;

            (b) repurchase, redeem or otherwise acquire or offer to acquire any shares of capital stock or other securities of, or other ownership interests in, the Company;

            (c) issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien any Shares, any other voting securities or any securities convertible into Shares, or any rights, warrants or options to acquire any Shares, voting securities or convertible securities other than issuances pursuant to stock-based awards or options that are outstanding on the date hereof or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

            (d) amend its Certificate of Incorporation or By-Laws or other comparable organizational documents or amend any material terms of the outstanding securities of the Company;

            (e) merge or consolidate with any other Person or acquire a material amount of stock or assets of any other Person;

            (f) sell or otherwise dispose of the NA Shares except pursuant to the NA Merger Agreement;

            (g) incur any indebtedness for borrowed money, guarantee any such indebtedness, issue or sell any debt securities or warrants or other rights to acquire any debt securities or guarantee any debt securities;

            (h) except as required under Section 2.05 or as may be mutually agreed upon between Parent and the Company, enter into or adopt any new, or amend any existing, Employee Plan or Benefit Arrangement, other than as required by law, or materially change any actuarial or other assumption used to calculate funding obligations with respect to any Employee Plan or Benefit Arrangement, or change the manner in which contributions to any pension plan are made or the basis on which such contributions are determined;

            (i) except as permitted under Section 6.01(h) or by written employment agreements existing on the date of this Agreement, increase the compensation payable or to become payable to its directors, officers or employees or pay any benefit or amount not required by an Employee Plan or Benefit Arrangement as in effect on the date of this Agreement to any such person;

            (j) sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets (including securitizations) except pursuant to the NA Merger Agreement;

            (k) without the prior consent of Parent, which consent shall not be unreasonably withheld, pay, discharge, settle or satisfy any claims, liabilities, obligations or litigation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practice or in accordance with its terms, of any liability recognized or disclosed in the most recent consolidated financial statements (or described in the notes thereto and included in such financial statements) of the Company included in the Company SEC Documents or incurred since the date of such financial statements for an amount in cash not to exceed (in the case of liabilities other than those incurred since the date hereof) the amount of specific reserve in respect of such claim, liability, obligation or litigation included in such financial statements (or described in the notes thereto and included in such financial statements), or waive the benefits of, or agree to modify in any manner, any standstill or similar agreement to which the Company or any of its Subsidiaries is a party;

            (l) make any tax election that has, or fail to make any tax election which failure could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the tax liability or tax attributes of the Company or any of its Subsidiaries or settle or compromise any material income tax liability;

            (m) fail to cause NA to pay its customary quarterly cash dividend prior to the time at which payment of the Company's customary quarterly cash dividend is due;

            (n) fail to cause NA to comply with the terms of the NA Merger Agreement or the NA Voting Agreement;

            (o) fail to comply with the NA Voting Agreement or amend, or waive any right, power or privilege under, the NA Voting Agreement or permit NA to amend, or waive any right, power or privilege under, the NA Merger Agreement or the Voting Agreement, in each case in any manner that would create any additional liability of the Company or materially impair or delay the consummation of the transactions contemplated hereby;

            (p) take any action not otherwise specified in this Section 6.01 that would cause the representations and warranties set forth in Section 4.11 to no longer be true and correct;

            (q) (i) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization or (ii) enter into any material agreement or exercise any discretion providing for acceleration of any material payment or performance as a result of a change of control of the Company; and

            (r)   agree or commit to do any of the foregoing.

           SECTION 6.02. Stockholder Meeting; Proxy Material. The Company shall cause a meeting of its stockholders (the "Company Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of this Agreement and the Merger. In connection with such meeting, the Company will (i) promptly prepare and file with the SEC, use its best efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as practicable the Company Proxy Statement and any amendments or supplements thereto and all other proxy materials for such meeting, (ii) use its reasonable best efforts (including postponing or adjourning the Company Stockholder Meeting to solicit additional proxies for a period of up to 30 days) to obtain the necessary approvals by its stockholders of this Agreement and the transactions contemplated hereby and (iii) otherwise comply with all legal requirements applicable to such meeting. Approval of the Merger will be presented as a single proposal in the Company Proxy Statement and will be conditioned solely upon the approval of the sale of NA Shares pursuant to the NA Merger Agreement. The Company shall provide Parent and its legal counsel with sufficient opportunity to comment upon the form and substance of the Company

Proxy Statement (including any amendments or supplements thereto) prior to filing such with the SEC and the Company shall use its reasonable efforts to incorporate Parent's reasonable comments into the Company Proxy Statement (including any amendments or supplements thereto). The Company shall provide to Parent copies of any comments received from the SEC in connection therewith and shall consult with Parent in responding to the SEC. Subject to Section 6.04(c), the Company Proxy Statement shall contain the unqualified recommendation of the Board of Directors of the Company that its stockholders vote in favor of the approval and adoption of this Agreement, the Merger and the transactions contemplated hereby.

           SECTION 6.03. Access to Information. From the date hereof until the Effective Time and subject to applicable law and the Confidentiality Agreement dated as of May 5, 2000 between the Company and Parent (the "Confidentiality Agreement"), the Company shall (i) give Parent, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of the Company, (ii) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial, operating data and other information as such Persons may reasonably request and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of the Company to cooperate with Parent in its investigation of the Company and (iv) promptly advise Parent orally and in writing of any fact or circumstances reasonably likely to have a Material Adverse Effect on the Company. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company. No information or knowledge obtained by Parent in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Company hereunder.

           SECTION 6.04. No Solicitation; Other Offers. (a) From the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with Article 10, the Company and its Subsidiaries will not, and the Company will use its reasonable best efforts to cause the officers, directors, employees, investment bankers, consultants or other agents or representatives (collectively, "Agents") of the Company and its Subsidiaries not to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal, (ii) engage in discussions or negotiations with any Person concerning an Acquisition Proposal, (iii) disclose any nonpublic information relating to the Company or any of its Subsidiaries to any Person who, to the knowledge of the Company, is considering making, or has made, an Acquisition Proposal or (iv) take any other action to facilitate any inquiries or the making of any proposal that constitutes or that could reasonably be expected to lead to an Acquisition Proposal. The Company will notify Parent promptly (but in no event later than 24 hours) after receipt by the Company of any Acquisition Proposal or any request for nonpublic information relating to the Company or any of its Subsidiaries by any Person who, to the knowledge of the Company, is making, or has made, an Acquisition Proposal. The Company shall promptly provide such notice orally and in writing and shall identify the Person making, and all terms and conditions of, any such Acquisition Proposal or request. The Company shall keep Parent promptly informed of the status and details of any such Acquisition Proposal (including amendments or proposed amendments) or request and any discussions or negotiations pursuant to Section 6.04(b) and the Company shall provide to Parent copies of any written communications between the Company and any Person making the Acquisition Proposal. The Company shall, and the Company shall use reasonable best efforts to cause the Agents of the Company and its Subsidiaries to, cease immediately and cause to be terminated all activities, discussions and negotiations, if any, with any Persons conducted prior to the date hereof with respect to any Acquisition Proposal or request. Nothing contained in this Agreement shall prevent the Board of Directors of the Company from complying with Rule 14d-9 or Rule 14e-2 under the 1934 Act with respect to any Acquisition Proposal or shall prevent NA and its Agents from taking any action permitted under Section 6.04 of the NA Merger Agreement.

            (b) Notwithstanding the foregoing, the Company may, at any time prior to the time the Company's stockholders shall have voted to approve this Agreement, negotiate or otherwise engage in substantive discussions with, and furnish nonpublic information to, any Person in response to an unsolicited Acquisition Proposal by such Person if (i) the Company has complied with the terms of Section 6.04(a), (ii) the Board of Directors of the Company determines in good faith that such Acquisition Proposal is likely to result in a Superior Proposal and, after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties under applicable law, (iii) such Person executes a confidentiality agreement with terms no less favorable to the Company than those contained in the Confidentiality Agreement (except as to the standstill provisions) and (iv) the Company shall have delivered to Parent prior written notice advising Parent that it intends to take such action.

            (c) The Board of Directors of the Company shall be permitted to withdraw, or modify in a manner adverse to Parent, its recommendation to its stockholders referred to in Section 6.02 hereof, but only if (i) the Company has complied with the terms of Section 6.04(a), (ii) the Company has received an unsolicited Acquisition Proposal which the Board of Directors determines in good faith constitutes a Superior Proposal, (iii) the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that the failure to take such action would constitute a breach of its fiduciary duties under applicable law and (iv) the Company shall have delivered to Parent 24 hours prior written notice advising Parent that it intends to take such action.

            (d)   For purposes of this Agreement:

           "Acquisition Proposal" means any offer or proposal for a merger, reorganization, consolidation, share exchange, business combination, or other similar transaction involving the Company or any of its Subsidiaries or any proposal or offer to acquire, directly or indirectly, more than 35% of the voting securities of the Company or NA, or a substantial portion of the assets of the Company and its Subsidiaries taken as a whole, other than the transactions contemplated by this Agreement and the NA Merger Agreement.

           "Superior Proposal" means any bona fide written Acquisition Proposal
(i) on terms that the Board of Directors of the Company determines in good faith (after consultation with a financial advisor of nationally recognized reputation and taking into account all the terms and conditions of the Acquisition Proposal including the legal, financial and regulatory aspects of the proposal) provide greater value to the Company's stockholders than the transaction contemplated hereunder, as amended pursuant to Section 10.01(d) if applicable and (ii) that is reasonably likely to be consummated by the Person making such Acquisition Proposal.

            (e) The Company will promptly provide to Parent any information regarding the Company provided to any Person making an Acquisition Proposal that was not previously provided to Parent.

            (f) During the period from the date of this Agreement until the Effective Time or earlier termination of this Agreement, the Company shall not terminate, amend, modify or waive any provision of any confidentiality or standstill agreement relating to the making of an Acquisition Proposal to which it or any of its Subsidiaries is a party (other than any involving Parent or its Subsidiaries). During such period, the Company agrees to use reasonable best efforts to enforce, to the fullest extent permitted under applicable law, the provisions of any such agreements, including seeking injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction.

           SECTION 6.05. Surety Obligations. The Company will, and will cause NA to, obtain any amendments, novations, releases, waivers, consents or approvals necessary to release the Company and the Surviving Corporation, effective as of the Effective Time, from all liability under any guarantee, performance bond, letter of credit or other agreement guaranteeing or securing obligations of NA, such actions to be taken in consultation with NA and in a manner that does not unreasonably disrupt NA's business or operations.

           SECTION 6.06. Rights Agreement. The Board of Directors of the Company shall take all further action (in addition to that referred to in Section 4.19(b)) reasonably requested in writing by Parent in order to render the Rights inapplicable to the transactions contemplated by this Agreement to the extent provided herein. Except as provided with respect to the transactions contemplated by this Agreement and the NA Merger Agreement and except as set forth in the Company Disclosure Letter, the Board of Directors of the Company shall not, without the prior written consent of Parent (a) amend the Rights Agreement or (b) take any action with respect to, or make any determinations under, the Rights Agreement, including a redemption of the Rights or any action to facilitate an Acquisition Proposal.


                                    ARTICLE 7
                               COVENANTS OF PARENT

           Parent agrees that:

           SECTION 7.01. Confidentiality. Prior to the Effective Time and after any termination of this Agreement, Parent will hold, and will use its reasonable best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence all documents and information concerning the Company or any of its Subsidiaries furnished to Parent or its Affiliates in connection with the transactions contemplated by this Agreement in accordance with the terms of the Confidentiality Agreement.

           SECTION 7.02. Obligations of Merger Subsidiary. Parent will take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

           SECTION 7.03. Director and Officer Liability. Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:

            (a) For six years after the Effective Time, the Surviving Corporation shall indemnify and hold harmless each present and former officer and director of the Company (each an "Indemnified Person") in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by

Delaware Law or any other applicable laws or provided under the Company's certificate of incorporation and bylaws in effect on the date hereof, provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law.

            (b) The Surviving Corporation shall pay all expenses, including reasonable fees and expenses of counsel, that an Indemnified Person may incur in enforcing the indemnity and other obligations provided for in this Section 7.03. The Surviving Corporation shall be entitled to control the defense of any action, suit, investigation or proceeding with counsel of its own choosing reasonably acceptable to the Indemnified Person and the Indemnified Person shall cooperate in the defense thereof. The Surviving Corporation shall not be liable for the fees, costs or expenses of any other counsel for an Indemnified Person, other than local counsel, unless a conflict of interest shall be caused thereby in which case the Surviving Corporation shall pay the fees, costs and expenses of one additional counsel of the Indemnified Person's choosing but reasonably accepted to the Surviving Corporation, provided that the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld).

            (c) For six years after the Effective Time, the Surviving Corporation shall provide officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such Indemnified Person currently covered by the Company's officers' and directors' liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date hereof; provided if the aggregate annual premiums for such insurance at any time during such period shall exceed 200% of the per annum rate of premium and brokerage costs paid by the Company and its Subsidiaries as of the date hereof for such insurance, then the Surviving Corporation shall provide only such coverage as shall then be available at an annual premium equal to 200% of such rate.

            (d) If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.03.

            (e) The rights of each Indemnified Person under this Section 7.03 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, under

Delaware Law or any other applicable laws or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person.

            (f) The obligations of the Surviving Corporation under this Section
7.03 shall be joint and several obligations of Parent and the Surviving Corporation.

           SECTION 7.04. Employee Matters. (a) The Surviving Corporation shall expressly assume, honor, comply with and uphold in accordance with their terms each of the agreements, understandings or undertakings listed on Section 7.04(a) of the Company Disclosure Schedule.

            (b) The obligations of the Surviving Corporation under this 7.04 shall be the joint and several obligation of Parent and the Surviving Corporation.


                                    ARTICLE 8
                       COVENANTS OF PARENT AND THE COMPANY

           The parties hereto agree that:

           SECTION 8.01. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, Company and Parent will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each of Parent and Company agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable after the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

           SECTION 8.02. Certain Filings. The Company and Parent shall cooperate with one another and use their reasonable best efforts (i) in connection with the preparation of the Company Proxy Statement, (ii) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official, or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (iii) in taking such actions or making any such filings, furnishing information required in connection therewith or with the Company Proxy Statement and seeking timely to obtain any such actions, consents, approvals or waivers.

           SECTION 8.03. Public Announcements. Parent and the Company will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation. The parties agree that the initial press releases to be issued with respect to the transactions contemplated hereby shall be in the form heretofore agreed by the parties.

           SECTION 8.04. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

           SECTION 8.05. Notices of Certain Events. Each of the Company and Parent shall promptly notify the other of:

            (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

            (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

            (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company, Parent or any of their respective Subsidiaries that relate to the consummation of the transactions contemplated by this Agreement.

                                    ARTICLE 9
                            CONDITIONS TO THE MERGER

           SECTION 9.01. Conditions to Obligations of Each Party. The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction of the following conditions:

            (a) this Agreement shall have been approved and adopted by the stockholders of the Company in accordance with Delaware Law;

            (b) No provision of any applicable law or regulation and no judgment, temporary restraining order, preliminary or permanent injunction, verdict, order or decree or other legal restraint or prohibition shall (i) make illegal or prohibit the consummation of the Merger or (ii) cause the consummation of the Merger to constitute a breach of the fiduciary duties of the Board of Directors of the terminating party in the judgment of such Board of Directors as determined in good faith based upon the advice of outside legal counsel (a "Special Board Determination");

            (c) any applicable waiting period under the HSR Act relating to the Merger shall have expired or been terminated; and

            (d) there shall have been consummated the NA Merger or another comparable transaction by which all NA stockholders shall have received, or have the right to receive upon the surrender of their shares, cash in payment for their shares of NA common stock and such transaction shall not have resulted in any material additional liabilities of the Company or Parent (the "Alternative NA Merger").

           SECTION 9.02. Conditions to the Obligations of Parent and Merger Subsidiary. The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction of the following further conditions:

            (a) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

            (b) except with respect to the representations and warranties of the Company contained in Section 4.11(a) of this Agreement, the representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect or any similar standard or qualification, shall be true in all material respects at and as of the Effective Time as if made at and as of such time (or, if given as of a specific date, at and as of such date) with only such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

            (c) the representations and warranties of the Company contained in
Section 4.11(a) of this Agreement shall be true at and as of the Effective Time as if made at and as of such time;

            (d) Parent shall have received a certificate signed by an executive of the Company to the foregoing effect;

            (e) The Company shall have at least $11.728 billion (less any costs and expenses paid in connection with the transactions contemplated hereby) in cash in immediately available funds in its bank accounts;

            (f) The Company shall have complied with its covenant in Section 6.01(m) (dividends); and

            (g) designees of Parent shall constitute all of the members of the Board of Trustees of the Nabisco Foundation.

           SECTION 9.03. Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction of the following further conditions:

            (a) each of Parent and Merger Subsidiary shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

            (b) the representations and warranties of Parent and Merger Subsidiary contained in this Agreement and in any certificate or other writing delivered by Parent or Merger Subsidiary pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect or any similar standard or qualification, shall be true in all material respects at and as of the Effective Time as if made at and as of such time (or, if given as of a specific date, at and as of such date) with only such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent; and

            (c) the Company shall have received a certificate signed by an executive officer of Parent to the foregoing effect.

                                   ARTICLE 10
                                   TERMINATION

           SECTION 10.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

            (a) by mutual written agreement of the Company and Parent;

            (b) by either the Company or Parent, if:

               (i) the Merger has not been consummated on or before April 30, 2001 (or such later date on which any agreement relating to an Alternative NA Merger shall terminate), provided that the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Merger to be consummated by such time;

               (ii) there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or any judgment, injunction, order or decree of any Governmental Entity having competent jurisdiction enjoining Company or Parent from consummating the Merger is entered and such judgment, injunction, judgment or order shall have become final and nonappealable;

               (iii) this Agreement shall not have been approved and adopted in accordance with Delaware Law by the Company's stockholders by reason of the failure to obtain the required vote at a duly held meeting of stockholders or any adjournment thereof;

               (iv) the NA Merger Agreement shall have terminated in accordance with its terms for any reason other than in connection with the acceptance by NA of a Superior Proposal;

            (c) by Parent, if

               (i) the Board of Directors of the Company shall have failed to recommend or shall have withdrawn, or modified in a manner adverse to Parent, its approval or recommendation of this Agreement or the Merger, shall have approved or recommended a Superior Proposal, or shall have resolved to do any of the foregoing;

               (ii) the Company shall have entered into, or publicly announced its intention to enter into, a definitive agreement or an agreement in principle with respect to a Superior Proposal; or

               (iii) the Company shall have (1) failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of the Company to be performed or complied with by it under this Agreement or (2) breached any of its representations or warranties such that the condition set forth in Section 9.02(b) or 9.02(c) cannot be satisfied, which failure under clause (1) or (2) shall not be cured within 15 Business Days of notice from Parent (or such longer period during which the Company exercises reasonable best efforts to cure); or

               (iv) the Board of Directors of Parent shall have made a Special Board Determination.

            (d) by the Company, if the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement, to enter into a written agreement concerning a Superior Proposal with respect to the Company, provided however that (i) the Company shall have complied with
Section 6.04, (ii) the Company shall have given Parent at least three Business Days written prior notice of its intention to terminate the Agreement, attaching a description of all material terms and conditions of such Superior Proposal to such notice, (iii) during such three Business Days or greater period, the Company engages in good faith negotiations with Parent with respect to such changes as Parent may propose to the terms of the Merger and this Agreement,
(iv) Parent does not make prior to such termination of this Agreement a definitive, binding offer which the Board of Directors of the Company determines, in good faith after consultation with its financial advisors, is at least as favorable to the stockholders of the Company as such Superior Proposal, and (v) the Company prior to such termination pursuant to this Section 10.01(d) pays to Parent in immediately available funds the fee required to be paid pursuant to Section 11.04(b). The Company agrees to notify Parent promptly if its intention to enter into a written agreement referred to in its notification shall change at any time after giving such notification.

            (e) by the Company, if Parent or Merger Subsidiary shall have (i) failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of Parent or Merger

Subsidiary to be performed or complied with by it under this Agreement or (ii) breached any of such party's representations or warranties contained in this Agreement such that the condition set forth in Section 9.03(b) cannot be satisfied, which failure or breach described in such clause (i) or (ii) shall not be cured within 15 Business Days of notice from the Company (or such longer period during which Parent or Merger Subsidiary exercises reasonable best efforts to cure).

            (f) by the Company or Parent, if

               (i) the information and representations set forth in the letters dated June 25, 2000 provided by Steven F. Goldstone and James M. Kilts in connection with the opinion of Davis Polk & Wardwell dated June 25, 2000 delivered to the Company and Parent pursuant to the Tax Sharing Agreement are not true and complete in all material respects; or

               (ii) since the date of this Agreement, there has been a change in the Code, final or temporary Treasury Regulations promulgated under
          Section 355(e) or Section 358(g), published pronouncements of the Internal Revenue Service having the same force and effect as final or temporary Treasury Regulations promulgated under Section 355(e) or
          Section 358(g), case law applying Section 355(e) or Section 358(g), or other relevant binding legal authority relating to Section 355(e) or
          Section 358(g) (collectively "Change in Tax Law"), that (A) would apply to a transaction consummated subsequent to such Change in Tax Law notwithstanding the existence of a binding written agreement with respect to such transaction, and (B) would reasonably be expected to result in (1) the imposition of tax on gain realized with respect to the stock of NA arising out of the distribution on May 18, 1999 by Parent to the Company of all of the outstanding shares of the Class B common stock of NA or on gain realized with respect to the stock of Parent arising out of the distribution on June 14, 1999 by the Company to the holders of its common stock of all of the outstanding common stock of Parent, or (2) a material increase in the tax liability of the Company resulting from the NA Merger as compared to the tax liability that would have arisen in the absence of such Change in Tax Law.

            (g) by the Company, if the Board of Directors of the Company shall have made a Special Board Determination and the Company, prior to such termination pursuant to this clause (g), pays to Parent in immediately available funds the fee required to be paid pursuant to Section 11.04(b).

The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give notice of such termination to the other party.

           SECTION 10.02. Effect of Termination. If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect with no liability on the part of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto, provided that, if such termination shall result from the willful (i) failure of either party to fulfill a condition to the performance of the obligations of the other party or (ii) failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of Sections 7.01, 11.04, 11.06, 11.07 and 11.08 shall survive any termination hereof pursuant to Section 10.01.


                                   ARTICLE 11
                                  MISCELLANEOUS

           SECTION 11.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

           if to Parent or Merger Subsidiary, to:

                     R.J. Reynolds Tobacco Holdings, Inc.
                     401 North Main Street
                     Winston-Salem, North Carolina 27102-2866
                     Attention: General Counsel
                     Fax: (336) 741-2998

                     with a copy to:

                     Jones, Day, Reavis & Pogue
                     599 Lexington Avenue
                     New York, New York 10022
                     Attention: Jere R. Thomson
                     Fax: (212) 755-7306

           if to the Company, to:

                     Nabisco Group Holdings Corp.
                     7 Campus Drive
                     Parsippany, New Jersey 07054
                     Attention: James A. Kirkman III
                     Fax: (973) 539-9150

                     with a copy to:

                     Davis Polk & Wardwell
                     450 Lexington Avenue
                     New York, New York 10017
                     Attention:   William L. Rosoff
                     Fax: (212) 450-4800

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

           SECTION 11.02. Non-Survival of Representations and Warranties. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement.

           SECTION 11.03. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after the adoption of this Agreement by the stockholders of the Company and without their further approval, no such amendment or waiver shall reduce the amount or change the kind of consideration to be received in exchange for the Shares.

            (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

           SECTION 11.04. Expenses. (a) Except as otherwise provided in this Section, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

            (b)   If:

               (i) the Company shall terminate this Agreement pursuant to
          Section 10.01(d) or 10.01(g);

               (ii) Parent shall terminate this Agreement (A) pursuant to
          Section 10.01(c)(i) or 10.01(c)(ii), or (B) pursuant to Section 10.01(c)(iii) (other than as a result of a breach of representation not caused by action (including breach of a covenant contained herein) of the Company after the date hereof and not capable of being cured using reasonable best efforts) if, in the case of this clause (B), at such time a third party shall have made an Acquisition Proposal and within nine months after termination of this Agreement the Company enters into a definitive agreement in respect of any Acquisition Proposal or such a transaction is consummated;

               (iii) either the Company or Parent shall terminate this Agreement pursuant to Section 10.01(b)(iii) and (A) prior to the Company Stockholder Meeting a third party or the Company shall have publicly announced an Acquisition Proposal and (B) within nine months after termination of this Agreement the Company enters into a definitive agreement in respect of any Acquisition Proposal or such a transaction is consummated; or

               (iv) either the Company or Parent shall terminate this Agreement pursuant to Section 10.01(b)(iv) and at such time a third party shall have made an Acquisition Proposal with respect to the Company and within nine months after termination of this Agreement the Company enters into a definitive agreement in respect of any Acquisition Proposal with respect to the Company or such a transaction is consummated;

then in any case as described in clause (i), (ii), (iii) or (iv), the Company shall pay to Parent (by wire transfer of immediately available funds not later than the earlier of the date of termination of this Agreement or, in the case of clauses (ii)(B), (iii) and (iv), the date of such definitive agreement or consummation of such a transaction) an amount equal to $300 million, less any amounts previously paid pursuant to Section 11.04(c). The Company shall be entitled to deduct and withhold from any payments made to Parent under this
Section 11.04(b) such amounts as may be required to be deducted or withheld therefrom under the Code or under any applicable provisions of state or local tax law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for purposes of this Section 11.04(b) as having been paid to Parent.

            (c)   If:

               (i) Parent shall terminate this Agreement pursuant to Section 10.01(c)(iii) and at such time a third party shall have made an Acquisition Proposal; or

               (ii) the Company or Parent shall terminate this Agreement pursuant to Section 10.01(b)(iii);

then the Company shall within five Business Days pay to Parent in immediately available funds up to $30 million as reimbursement for documented expenses incurred in connection with the negotiation and execution of this Agreement.

           (d) If the Company shall terminate this Agreement pursuant to Section 10.01(e), then Parent shall within five Business Days pay to the Company in immediately available funds up to $30 million as reimbursement for documented expenses incurred in connection with the negotiation and execution of this Agreement.

           SECTION 11.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign, in whole or from time to time in part, to one or more of its Affiliates, the right to enter into the transactions contemplated by this Agreement, but no such transfer or assignment will relieve Parent or Merger Subsidiary of its obligations hereunder.

           SECTION 11.06. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

           SECTION 11.07. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.01 shall be deemed effective service of process on such party.

           SECTION 11.08. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           SECTION 11.09. Counterparts; Effectiveness; Benefit. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Except as provided in Section 7.03, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

           SECTION 11.10. Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. Notwithstanding the foregoing, the Confidentiality Agreement is hereby amended to delete the sixth and twelfth paragraphs thereof to the extent necessary to permit Parent to pursue any Acquisition Proposal with respect to the Company that would be completed after the NA Merger or any Alternative NA Merger.

           SECTION 11.11. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

           SECTION 11.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

           SECTION 11.13. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled (without posting a bond or similar indemnity) to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  NABISCO GROUP HOLDINGS CORP.



                                  By:     /s/  James M. Kilts
                                        -------------------------
                                        Name:  James M. Kilts
                                        Title: President and Chief Executive
                                                   Officer

                                  R.J. REYNOLDS TOBACCO
                                      HOLDINGS, INC.



                                  By:     /s/  Charles A. Blixt
                                        ---------------------------
                                        Name:  Charles A. Blixt
                                        Title: Executive Vice President and
                                               General Counsel

                                  RJR ACQUISITION CORP.



                                  By:     /s/  Charles A. Blixt
                                        ---------------------------
                                        Name:  Charles A. Blixt
                                        Title: Executive Vice President and
                                               General Counsel

                                                                        ANNEX D

                            [UBS WARBURG LETTERHEAD]

                                                                  June 25, 2000
Board of Directors
Nabisco Group Holdings Corp.
7 Campus Drive
Parsippany, NJ 07054

Board of Directors
Nabisco Holdings Corp.
7 Campus Drive
Parsippany, NJ 07054

Members of the Boards of Directors:

     We understand that Nabisco Group Holdings Corp., a Delaware corporation ("NGH"), and Nabisco Holdings Corp., a Delaware corporation ("NA"), are considering a transaction (the "Transaction") whereby Philip Morris Companies Inc., a Delaware corporation ("PM"), will acquire NA. Pursuant to the terms of an Agreement and Plan of Merger, dated as of June 25, 2000 (the "Merger Agreement"), by and among PM, Strike Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of PM, and NA, among other things,
(i) Merger Sub will be merged with and into NA (the "Merger"), and (ii) in connection with the Merger, each issued and outstanding share of Class A common stock, par value $.01 per share ("Class A Common Stock"), and Class B common stock, par value $.01 per share ("Class B Common Stock" and, together with the Class A Common Stock, the "NA Common Stock"), of NA (other than shares held by NA as treasury stock or owned by PM or any of its subsidiaries and dissenting shares under Section 2.04 of the Merger Agreement) will be converted into the right to receive $55.00, without interest (the "Merger Consideration"). The terms and conditions of the Transaction are more fully set forth in the Merger Agreement and the Voting Agreement, dated as of June 25, 2000 (the "Voting Agreement"), between NGH and PM.

     You have requested our opinion as to the fairness to the holders of NA Common Stock from a financial point of view of the Merger Consideration.

     UBS Warburg LLC ("UBSW") has acted as financial advisor to the Board of Directors of each of NGH and NA in connection with the Transaction, which joint engagement was consented to by each of NGH and NA. UBSW will receive a fee from NGH and NA the majority of which is payable upon the consummation of the Transaction. In the past, UBSW and its predecessors have provided investment banking services to NGH, NA and PM and received customary compensation for the rendering of such services. In the ordinary course of business, UBSW, its successors and affiliates may trade or have traded securities of NGH, NA and PM for their own accounts and, accordingly, may at any time hold a long or short position in such securities.

     Our opinion does not address NGH's or NA's underlying business decision to effect the Transaction or constitute a recommendation to any stockholder of NGH or NA as to how such stockholder should vote with respect to the Transaction. At your direction, we have not been asked to, nor do we, offer any opinion as to the material terms of the Merger Agreement or the Voting Agreement, the form of the Transaction or the after-tax consequences to any holder of NA Common Stock of the Transaction. In addition, at your direction, we have considered the value of NA as a whole on the assumption that all NA stockholders would receive equal consideration for their shares of NA Common Stock. Furthermore, at your direction, UBSW is not expressing any opinion as to the prices at which the NGH common stock will trade subsequent to the Transaction or the use of the proceeds from the Transaction by NGH or any other NA stockholder. In rendering this opinion, we have assumed, with your consent, that the final executed form of the Merger Agreement and the Voting Agreement does not differ in any material respect from the drafts that we have examined, and that NA, PM and Merger Sub will comply with all the material terms of the Merger Agreement and the Voting Agreement. At your request, we have contacted third parties to solicit indications of interest in a possible business combination transaction with NGH and NA.

     In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and historical financial information relating to NA, (ii) reviewed the reported prices and trading activity for the Class A Common Stock, (iii) reviewed certain internal financial information and other data relating to the business and financial prospects of NA, including estimates and financial forecasts prepared by management of NA, that were provided to us by NA and not publicly available, (iv) conducted discussions with members of the senior management of NA, (v) reviewed publicly available financial and stock market data with respect to certain other companies in lines of business we believe to be generally comparable to those of NA, (vi) compared the financial terms of the Transaction with the publicly available financial terms of certain other transactions which we believe to be generally relevant, (vii) reviewed drafts of the Merger Agreement and the Voting Agreement, and (viii) conducted such other financial studies, analyses, and investigations, and considered such other information as we deemed necessary or appropriate.

     In connection with our review, at your direction, we have not assumed any responsibility for independent verification for any of the information reviewed by us for the purpose of this opinion and have, at your direction, relied on its being complete and accurate in all material respects. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of NA, nor have we been furnished with any such evaluation or appraisal. With respect to the financial forecasts and estimates referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of NA as to the future performance of NA. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the holders of NA Common Stock.

                                    Very truly yours,

                                    UBS WARBURG LLC
                                    /s/ UBS Warburg LLC

                                                                        ANNEX E

                    [MORGAN STANLEY DEAN WITTER LETTERHEAD]

                                                                  June 25, 2000


Board of Directors
Nabisco Holdings Corp.
7 Campus Drive
Parsippany, NJ 07054-0311

Board of Directors
Nabisco Group Holdings Corp.
7 Campus Drive
Parsippany, NJ 07054-0311

Ladies and Gentlemen:

We understand that Nabisco Holdings Corp. ("Target" or the "Company"), Philip Morris Companies Inc. ("Buyer") and Strike Acquisition Corp., a wholly owned subsidiary of Buyer ("Acquisition Sub"), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated June 21, 2000 (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Acquisition Sub with and into Target. Pursuant to the Merger, Target will become a wholly owned subsidiary of Buyer and each outstanding share of Class A common stock, par value $.01 per share, of Target (the "Class A Common Stock") and Class B Common Stock, par value $.01 per share, of Target (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock") other than shares held in treasury or held by Buyer or any affiliate of Buyer or as to which dissenters' rights have been perfected, will be converted into the right to receive $55.00 per share in cash. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the consideration to be paid pursuant to the Merger Agreement in the aggregate is fair from a financial point of view to the holders of Common Stock other than Buyer and its affiliates.

For purposes of the opinion set forth herein, we have:

     (i) reviewed certain publicly available financial statements and other information of the Company;

     (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

     (iii) reviewed certain financial projections regarding the Company prepared by the management of the Company;

     (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

     (v) reviewed the reported prices and trading activity of the Class A Common Stock;

     (vi) compared the financial performance of the Company and the prices and trading activity of the Class A Common Stock with that of certain comparable publicly-traded companies and their securities;

     (vii) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

     (viii) participated in certain discussions and negotiations among representatives of the Company, Nabisco Group Holdings Corp. (the "Parent") and Buyer and their financial and legal advisors;

     (ix) reviewed the drafts dated June 21, 2000 of the Merger Agreement, as well as the Voting Agreement to be entered into between Parent and Buyer (the "Voting Agreement");

     (x) discussed the tax implications of the consummation of the Merger with the Company, Parent and their counsel; and

     (xi) performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. We have not made and have not assumed responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. We have assumed that the executed versions of the Merger Agreement and the Voting Agreement will not differ in any material respect from the last drafts thereof that we have reviewed. We have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without material modification or waiver. We have also assumed that the consummation of the Merger will not adversely affect the tax-free treatment of the spin-off of R.J. Reynolds Tobacco Holdings, Inc. completed June 14, 1999. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof, but our opinion does not address the Company's underlying business decision to effect the transactions contemplated by the Merger Agreement.

We have acted as financial advisor to the Board of Directors of the Company and the Board of Directors of Parent in connection with the Merger and will receive a fee from each of the Company and Parent for our services. In the past, Morgan Stanley & Co. Incorporated and its affiliates ("Morgan Stanley") have provided financial advisory and financing services for the Company, Parent and Buyer and have received fees for the rendering of these services. In the ordinary course of business, Morgan Stanley may from time to time trade in the securities or indebtedness of the Company, Parent or Buyer for its own account, the accounts of investment funds and other clients under the management of Morgan Stanley and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or indebtedness.

It is understood that this letter is for the information of the Board of Directors of the Company and Parent and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety, if required, in any filing made by the Company, Parent or Buyer in respect of the Merger with the Securities and Exchange Commission. This opinion does not address the relative fairness of the consideration to be paid pursuant to the Merger Agreement to the holders of the Class A Common Stock and the Class B Common Stock, and we express no opinion or recommendation as to how the stockholders of the Company or the Parent should vote with respect to the Merger.

Based on the foregoing, we are of the opinion on the date hereof that the consideration to be paid pursuant to the Merger Agreement in the aggregate is fair from a financial point of view to the holders of Common Stock other than Buyer and its affiliates.

                                            Very truly yours,

                                            MORGAN STANLEY & CO. INCORPORATED


                                            By: /s/ Raymond J. McGiure
                                               -------------------------------
                                               Raymond J. McGuire
                                               Managing Director

                                                                        ANNEX F


                     SECTION 262 OF THE GENERAL CORPORATION
                          LAW OF THE STATE OF DELAWARE

SECTION 262--Appraisal Rights.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec. 251 (other than a merger effected pursuant to sec. 251(g) of this title), sec. 252, sec. 254, sec. 257, sec. 258, sec. 263 or sec. 264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of sec. 251 of this title.

     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sec. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

          a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

          b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

          c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

          d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under sec. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2) If the merger or consolidation was approved pursuant to sec. 228 or sec. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (Last amended by Ch. 339, L.'98, eff. 7-1-98).

P R O X Y                                                               [Common]

                          NABISCO GROUP HOLDINGS CORP.

                   Special Meeting of Stockholders - o, 2000
             Proxy Solicitation on Behalf of the Board of Directors


     The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James
M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the Special Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on o, 2000 at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

     1. To authorize the disposition of Nabisco Group Holdings Corp.'s entire interest in Nabisco Holdings Corp., consisting of 213,250,000 shares of Class B common stock of Nabisco Holdings Corp., which disposition will be effected pursuant to the Agreement and Plan of Merger dated as of June 25, 2000 among Nabisco Holdings Corp., Philip Morris Companies Inc. and Strike Acquisition Corp.

     2. To approve and adopt the Agreement and Plan of Merger (the "NGH Merger Agreement") dated as of June 25, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2. Please mark this Proxy Card, fill in the date, sign on the reverse side and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.


                                                             (SEE REVERSE SIDE)
-------------------------------------------------------------------------------

[X] Please mark your votes as in this example.

    The Board of Directors recommends a vote FOR proposal 1 and FOR proposal
2.

    1.  Authorize the disposition of Nabisco Group Holdings Corp.'s       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        entire interest in Nabisco Holdings Corp. (see reverse)

    2.  Approve and adopt the NGH Merger Agreement                        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        (see reverse)

        Change of address:                                                Please sign exactly as name appears hereon. Joint
                                                                          owners should each sign. When signing as attorney,
                                                                          executor, administrator, trustee or guardian, please
        ------------------------------------                              give full title as such.

        ------------------------------------
                                                                          -------------------------------
                                                                          Signature(s)

                                                                          -------------------------------
                                                                          Date                      Title

--------------------------------------------------------------------------------
                      (See Reverse Side for Instructions)

Nabisco Group Holdings Corp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in this box must be used to access the system.

To vote over the internet:
    o Log on the internet and go to the web site http://www.eproxyvote.com/ngh

To vote over the telephone:
    o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week; outside the U.S. call 1-201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card. If you choose to vote by mail, please mark, sign and date your card and return your proxy card in the postage-paid envelope provided.

         If you have any questions or require assistance, please call:

                            MACKENZIE PARTNERS, INC.
             (212) 929-5500 (COLLECT) OR (800) 322-2885 (TOLL-FREE)


                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

P R O X Y                                                    [Common/Beneficial]

                          NABISCO GROUP HOLDINGS CORP.
                   Special Meeting of Stockholders - o, 2000
             Proxy Solicitation on Behalf of the Board of Directors

     The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James
M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the Special Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on o, 2000 at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

     1. To authorize the disposition of Nabisco Group Holdings Corp.'s entire interest in Nabisco Holdings Corp., consisting of 213,250,000 shares of Class B common stock of Nabisco Holdings Corp., which disposition will be effected pursuant to the Agreement and Plan of Merger dated as of June 25, 2000 among Nabisco Holdings Corp., Philip Morris Companies Inc. and Strike Acquisition Corp.

     2. To approve and adopt the Agreement and Plan of Merger (the "NGH Merger Agreement") dated as of June 25, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2. Please mark this Proxy Card, fill in the date, sign on the reverse side and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.


                                                             (SEE REVERSE SIDE)
-------------------------------------------------------------------------------

[X] Please mark your votes as in this example.

    The Board of Directors recommends a vote FOR proposal 1 and FOR proposal
2.

    1.  Authorize the disposition of Nabisco Group Holdings Corp.'s       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        entire interest in Nabisco Holdings Corp. (see reverse)

    2.  Approve and adopt the NGH Merger Agreement                        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        (see reverse)

        Change of address:                                                Please sign exactly as name appears hereon. Joint
                                                                          owners should each sign. When signing as attorney,
                                                                          executor, administrator, trustee or guardian, please
        ------------------------------------                              give full title as such.

        ------------------------------------
                                                                          -------------------------------
                                                                          Signature(s)

                                                                          -------------------------------
                                                                          Date                      Title

P R O X Y                                       [Common/$.835 Depositary Shares]

                          NABISCO GROUP HOLDINGS CORP.
                   Special Meeting of Stockholders - o, 2000
             Proxy Solicitation on Behalf of the Board of Directors

     The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James
M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the Special Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on o, 2000 at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

     1. To authorize the disposition of Nabisco Group Holdings Corp.'s entire interest in Nabisco Holdings Corp., consisting of 213,250,000 shares of Class B common stock of Nabisco Holdings Corp., which disposition will be effected pursuant to the Agreement and Plan of Merger dated as of June 25, 2000 among Nabisco Holdings Corp., Philip Morris Companies Inc. and Strike Acquisition Corp.

     2. To approve and adopt the Agreement and Plan of Merger (the "NGH Merger Agreement") dated as of June 25, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2. Please mark this Proxy Card, fill in the date, sign on the reverse side and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.

                                                             (SEE REVERSE SIDE)
-------------------------------------------------------------------------------


                               IMPORTANT MESSAGE!

To Former Holders of $.835 Depositary Shares:

o You are entitled to vote at the Nabisco Group Holdings Corp. ("NGH") Special Meeting of Stockholders to be held on o, 2000.

o    You may use the proxy card attached above to vote. Please vote early!

o If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

o Each $.835 Depositary Share formerly owned by you has been converted into one-fifth of a share of NGH Common Stock, after adjustment to reflect the Company's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of NGH Common Stock that you are entitled to receive upon exchange of your certificate(s) representing $.835 Depositary Shares.

o Until the certificates representing your $.835 Depositary Shares are exchanged for NGH Common Stock, we cannot send you any NGH Common Stock dividends. To date, cash dividends aggregating approximately $8.6050 per share of NGH Common Stock have accrued on your account.

o If you need assistance exchanging your $.835 Depositary Share certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-317-4432 and ask for the Tenders & Exchanges Department.


Thank you for acting promptly.

                                                   Nabisco Group Holdings Corp.

[X] Please mark your votes as in this example.

    The Board of Directors recommends a vote FOR proposal 1 and FOR proposal
2.

    1.  Authorize the disposition of Nabisco Group Holdings Corp.'s       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        entire interest in Nabisco Holdings Corp. (see reverse)

    2.  Approve and adopt the NGH Merger Agreement                        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        (see reverse)

        Change of address:                                                Please sign exactly as name appears hereon. Joint
                                                                          owners should each sign. When signing as attorney,
                                                                          executor, administrator, trustee or guardian, please
        ------------------------------------                              give full title as such.

        ------------------------------------
                                                                          -------------------------------
                                                                          Signature(s)

                                                                          -------------------------------
                                                                          Date                      Title

--------------------------------------------------------------------------------
                      (See Reverse Side for Instructions)


Nabisco Group Holdings Corp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in this box must be used to access the system.

To vote over the internet:
    o Log on the internet and go to the web site http://www.eproxyvote.com/ngh

To vote over the telephone:
    o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week; outside the U.S. call 1-201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card. If you choose to vote by mail, please mark, sign and date your card and return your proxy card in the postage-paid envelope provided.

         If you have any questions or require assistance, please call:

                            MACKENZIE PARTNERS, INC.
             (212) 929-5500 (COLLECT) OR (800) 322-2885 (TOLL-FREE)


                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

P R O X Y                                                        [Common/Borden]

                          NABISCO GROUP HOLDINGS CORP.

                   Special Meeting of Stockholders - o, 2000
             Proxy Solicitation on Behalf of the Board of Directors

     The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James
M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the Special Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on o, 2000 at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

     1. To authorize the disposition of Nabisco Group Holdings Corp.'s entire interest in Nabisco Holdings Corp., consisting of 213,250,000 shares of Class B common stock of Nabisco Holdings Corp., which disposition will be effected pursuant to the Agreement and Plan of Merger dated as of June 25, 2000 among Nabisco Holdings Corp., Philip Morris Companies Inc. and Strike Acquisition Corp.

     2. To approve and adopt the Agreement and Plan of Merger (the "NGH Merger Agreement") dated as of June 25, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2. Please mark this Proxy Card, fill in the date, sign on the reverse side and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.


                                                             (SEE REVERSE SIDE)
-------------------------------------------------------------------------------


                               IMPORTANT MESSAGE!

To Former Holders of Borden, Inc. Common Stock:

o You are entitled to vote at the Nabisco Group Holdings Corp. ("NGH") Special Meeting of Stockholders to be held on o, 2000.

o    You may use the proxy card attached above to vote. Please vote early!

o If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

o Each share of Borden common stock reflected in your account is exchangeable for .45829 of a share of NGH Common Stock, after adjustment to reflect NGH's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of NGH Common Stock that you are entitled to receive upon exchange of your Borden common stock.

o Until the certificates representing your Borden common stock are exchanged for NGH Common Stock, we cannot send you any NGH Common Stock dividends. To date, cash dividends aggregating approximately $8.59 per share of NGH Common Stock have accrued on your account.

o If you need assistance exchanging your Borden common stock certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-619-1696 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                   Nabisco Group Holdings Corp.

[X] Please mark your votes as in this example.

    The Board of Directors recommends a vote FOR proposal 1 and FOR proposal
2.

    1.  Authorize the disposition of Nabisco Group Holdings Corp.'s       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        entire interest in Nabisco Holdings Corp. (see reverse)

    2.  Approve and adopt the NGH Merger Agreement                        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        (see reverse)

        Change of address:                                                Please sign exactly as name appears hereon. Joint
                                                                          owners should each sign. When signing as attorney,
                                                                          executor, administrator, trustee or guardian, please
        ------------------------------------                              give full title as such.

        ------------------------------------
                                                                          -------------------------------
                                                                          Signature(s)

                                                                          -------------------------------
                                                                          Date                      Title

--------------------------------------------------------------------------------
                      (See Reverse Side for Instructions)


Nabisco Group Holdings Corp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in this box must be used to access the system.

To vote over the internet:
    o Log on the internet and go to the web site http://www.eproxyvote.com/ngh

To vote over the telephone:
    o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week; outside the U.S. call 1-201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card. If you choose to vote by mail, please mark, sign and date your card and return your proxy card in the postage-paid envelope provided.

         If you have any questions or require assistance, please call:

                            MACKENZIE PARTNERS, INC.
             (212) 929-5500 (COLLECT) OR (800) 322-2885 (TOLL-FREE)


                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

P R O X Y

                            Voting Instruction Card

                          NABISCO GROUP HOLDINGS CORP.

                   Special Meeting of Stockholders - o, 2000
                 Solicited by Fidelity Management Trust Company


     The undersigned hereby constitutes and appoints Fidelity Management Trust Company ("Fidelity"), as Trustee, his true and lawful agent and proxy, to represent the undersigned at the Special Meeting of Stockholders of Nabisco Group Holdings Corp. (the "Company"), to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on o, 2000 at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

     1. To authorize the disposition of Nabisco Group Holdings Corp.'s entire interest in Nabisco Holdings Corp., consisting of 213,250,000 shares of Class B common stock of Nabisco Holdings Corp., which disposition will be effected pursuant to the Agreement and Plan of Merger dated as of June 25, 2000 among Nabisco Holdings Corp., Philip Morris Companies Inc. and Strike Acquisition Corp.

     2. To approve and adopt the Agreement and Plan of Merger (the "NGH Merger Agreement") dated as of June 25, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

     This Instruction Card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, if your card is not properly completed, or if your card is not timely received, Fidelity will vote the shares credited to your account in the same proportion as the shares for which instructions are received. Please mark this Instruction Card, fill in the date, sign on the reverse side and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.


                                                             (SEE REVERSE SIDE)

                                                                       FIDELITY
-------------------------------------------------------------------------------

Fidelity Management Trust Company
300 Puritan Way MM3A
Marlborough, MA 01752-3078

o 2000

To:  Participants in the Nabisco, Inc. Capital Investment Plan

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Fidelity, in its capacity as Trustee of the above named plan, how to vote shares of Common Stock and Matching Stock allocated to your plan account. Enclosed are the following:

1. Notice of Special Meeting of Stockholders to be held on o, 2000 and the accompanying Proxy Statement.

2.   This Voting Instruction Card.

3.   A postage-paid return envelope.

These shares will be voted as you direct if this card is completed by you and received by Fidelity on or before o, 2000. Fidelity is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,


Fidelity Management Trust Company
Trustee

Enclosures

[X] Please mark your votes as in this example.


    1.  Authorize the disposition of Nabisco Group Holdings Corp.'s       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        entire interest in Nabisco Holdings Corp. (see reverse)

    2.  Approve and adopt the NGH Merger Agreement                        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        (see reverse)

                                                                          Please sign exactly as name appears hereon.

                                                                          -------------------------------
                                                                          Signature

                                                                          -------------------------------
                                                                          Date

-------------------------------------------------------------------------------
                      (See Reverse Side for Instructions)


Nabisco Group Holdings Corp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the internet or the telephone. This eliminates the need to return the instruction card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in this box must be used to access the system.

To vote over the internet:
    o Log on the internet and go to the web site http://www.eproxyvote.com/ngh

To vote over the telephone:
    o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week; outside the U.S. call 1-201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the instruction card.

If you choose to vote your shares electronically, there is no need for you to mail back your instruction card. If you choose to vote by mail, please mark, sign and date your card and return your instruction card in the postage-paid envelope provided.

         If you have any questions or require assistance, please call:

                            MACKENZIE PARTNERS, INC.
             (212) 929-5500 (COLLECT) OR (800) 322-2885 (TOLL-FREE)


                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

P R O X Y

                            Voting Instruction Card

                          NABISCO GROUP HOLDINGS CORP.

                   Special Meeting of Stockholders - o, 2000
                 Solicited by Fidelity Management Trust Company


     The undersigned hereby constitutes and appoints Fidelity Management Trust Company ("Fidelity"), as Trustee, his true and lawful agent and proxy, to represent the undersigned at the Special Meeting of Stockholders of Nabisco Group Holdings Corp. (the "Company"), to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on o, 2000 at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

     1. To authorize the disposition of Nabisco Group Holdings Corp.'s entire interest in Nabisco Holdings Corp., consisting of 213,250,000 shares of Class B common stock of Nabisco Holdings Corp., which disposition will be effected pursuant to the Agreement and Plan of Merger dated as of June 25, 2000 among Nabisco Holdings Corp., Philip Morris Companies Inc. and Strike Acquisition Corp.

     2. To approve and adopt the Agreement and Plan of Merger (the "NGH Merger Agreement") dated as of June 25, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

     This Instruction Card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, if your card is not properly completed, or if your card is not timely received, Fidelity will vote the shares credited to your account in the same proportion as the shares for which instructions are received. Please mark this Instruction Card, fill in the date, sign on the reverse side and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.

                                                             (SEE REVERSE SIDE)

                                                                       FIDELITY
-------------------------------------------------------------------------------


Fidelity Management Trust Company
300 Puritan Way MM3A
Marlborough, MA 01752-3078

o 2000

To: Participants in the Nabisco, Inc. Employee Savings Plan

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Fidelity, in its capacity as Trustee of the above named plan, how to vote shares of Common Stock allocated to your plan account. Enclosed are the following:

1. Notice of Special Meeting of Stockholders to be held on o, 2000 and the accompanying Proxy Statement.

2.   This Voting Instruction Card.

3.   A postage-paid return envelope.

These shares will be voted as you direct if this card is completed by you and received by Fidelity on or before o, 2000. Fidelity is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,


Fidelity Management Trust Company
Trustee

Enclosures

[X] Please mark your votes as in this example.

    1.  Authorize the disposition of Nabisco Group Holdings Corp.'s       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        entire interest in Nabisco Holdings Corp. (see reverse)

    2.  Approve and adopt the NGH Merger Agreement                        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        (see reverse)

                                                                          Please sign exactly as name appears hereon.

                                                                          -------------------------------
                                                                          Signature

                                                                          -------------------------------
                                                                          Date

--------------------------------------------------------------------------------
                      (See Reverse Side for Instructions)


Nabisco Group Holdings Corp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the internet or the telephone. This eliminates the need to return the instruction card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in this box must be used to access the system.

To vote over the internet:
    o Log on the internet and go to the web site http://www.eproxyvote.com/ngh

To vote over the telephone:
    o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week; outside the U.S. call 1-201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the instruction card.

If you choose to vote your shares electronically, there is no need for you to mail back your instruction card. If you choose to vote by mail, please mark, sign and date your card and return your instruction card in the postage-paid envelope provided.

         If you have any questions or require assistance, please call:

                            MACKENZIE PARTNERS, INC.
             (212) 929-5500 (COLLECT) OR (800) 322-2885 (TOLL-FREE)


                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

P R O X Y

                            Voting Instruction Card

                          NABISCO GROUP HOLDINGS CORP.

                   Special Meeting of Stockholders - o, 2000
             Proxy Solicitation on Behalf of the Board of Directors


     The undersigned hereby constitutes and appoints Vanguard Group, Custodian under the Nabisco/Life Savers Puerto Rico Capital Accumulation Plan, his true and lawful agent and proxy, to represent the undersigned at the Special Meeting of Stockholders of Nabisco Group Holdings Corp. (the "Company"), to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on o, 2000 at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

     1. To authorize the disposition of Nabisco Group Holdings Corp.'s entire interest in Nabisco Holdings Corp., consisting of 213,250,000 shares of Class B common stock of Nabisco Holdings Corp., which disposition will be effected pursuant to the Agreement and Plan of Merger dated as of June 25, 2000 among Nabisco Holdings Corp., Philip Morris Companies Inc. and Strike Acquisition Corp.

     2. To approve and adopt the Agreement and Plan of Merger (the "NGH Merger Agreement") dated as of June 25, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2. Please mark this Proxy Card, fill in the date, sign on the reverse side and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.

                                                             (SEE REVERSE SIDE)

                                                                       VANGUARD
-------------------------------------------------------------------------------


Vanguard Group
100 Vanguard Boulevard
Malvern, PA 19355


 DE TENER ALGUNA DUDA RELATIVO A ESTOS DOCUMENTOS FAVOR DE COMUNICARSE CON EL
                       DEPARTAMENTO DE RECURSOS HUMANOS.
o 2000

To: Participants in the Nabisco/Life Savers Puerto Rico
    Capital Accumulation Plan

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Vanguard, in its capacity as Custodian of the above named plan, how to vote shares of Common Stock allocated to your plan account. Enclosed are the following:

1. Notice of Special Meeting of Stockholders to be held on o, 2000 and the accompanying Proxy Statement.

2.   This Proxy/Voting Instruction Card.

3.   A postage-paid return envelope.

These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before o, 2000. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,


Vanguard Group
Custodian

Enclosures

[X] Please mark your votes as in this example.

     The Board of Directors recommends a vote FOR proposal 1 and FOR proposal
2.


    1.  Authorize the disposition of Nabisco Group Holdings Corp.'s       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        entire interest in Nabisco Holdings Corp. (see reverse)

    2.  Approve and adopt the NGH Merger Agreement                        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        (see reverse)

                                                                          Please sign exactly as name appears hereon. Joint
                                                                          owners should each sign. When signing as attorney,
                                                                          executor, administrator, trustee or guardian, please
                                                                          give full title as such.


                                                                          -------------------------------
                                                                          Signature(s)

                                                                          -------------------------------
                                                                          Date                      Title

-------------------------------------------------------------------------------
                      (See Reverse Side for Instructions)


Nabisco Group Holdings Corp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in this box must be used to access the system.

To vote over the internet:
    o Log on the internet and go to the web site http://www.eproxyvote.com/ngh

To vote over the telephone:
    o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week; outside the U.S. call 1-201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card. If you choose to vote by mail, please mark, sign and date your card and return your proxy card in the postage-paid envelope provided.

         If you have any questions or require assistance, please call:

                            MACKENZIE PARTNERS, INC.
             (212) 929-5500 (COLLECT) OR (800) 322-2885 (TOLL-FREE)


                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

P R O X Y                                   [COMMON/SERIES C DEPOSITARY SHARES]

                          NABISCO GROUP HOLDINGS CORP.

                   Special Meeting of Stockholders - o, 2000
             Proxy Solicitation on Behalf of the Board of Directors


     The undersigned hereby, with respect to all shares of Common Stock of Nabisco Group Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, James
M. Kilts and James A. Kirkman III as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the Special Meeting of Stockholders of the Company to be held at the Hotel DuPont, 11th and Market Streets, Wilmington, Delaware 19801, on o, 2000 at 10:30 a.m., Eastern Time, and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

     1. To authorize the disposition of Nabisco Group Holdings Corp.'s entire interest in Nabisco Holdings Corp., consisting of 213,250,000 shares of Class B common stock of Nabisco Holdings Corp., which disposition will be effected pursuant to the Agreement and Plan of Merger dated as of June 25, 2000 among Nabisco Holdings Corp., Philip Morris Companies Inc. and Strike Acquisition Corp.

     2. To approve and adopt the Agreement and Plan of Merger (the "NGH Merger Agreement") dated as of June 25, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2. Please mark this Proxy Card, fill in the date, sign on the reverse side and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.


                                                             (SEE REVERSE SIDE)
-------------------------------------------------------------------------------


                               IMPORTANT MESSAGE!

To Former Holders of Series C Depositary Shares:

o You are entitled to vote at the Nabisco Group Holdings Corp. ("NGH") Special Meeting of Stockholders to be held on o, 2000.

o    You may use the proxy card attached above to vote. Please vote early!

o If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

o Each Series C Depositary Share formerly owned by you has been converted into one-fifth of a share of NGH Common Stock, after adjustment to reflect the Company's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of NGH Common Stock that you are entitled to receive upon exchange of your certificate(s) representing Series C Depositary Shares.

o Until the certificates representing your Series C Depositary Shares are exchanged for NGH Common Stock, we cannot send you any NGH Common Stock dividends. To date, cash dividends aggregating approximately $5.1025 per share of NGH Common Stock have accrued on your account.

o If you need assistance exchanging your Series C Depositary Share certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-317-4432 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                   Nabisco Group Holdings Corp.

[X] Please mark your votes as in this example.

     The Board of Directors recommends a vote FOR proposal 1 and FOR proposal
2.


    1.  Authorize the disposition of Nabisco Group Holdings Corp.'s       FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        entire interest in Nabisco Holdings Corp. (see reverse)

    2.  Approve and adopt the NGH Merger Agreement                        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
        (see reverse)

        Change of address:                                                Please sign exactly as name appears hereon. Joint
                                                                          owners should each sign. When signing as attorney,
                                                                          executor, administrator, trustee or guardian, please
        ------------------------------------                              give full title as such.

        ------------------------------------
                                                                          -------------------------------
                                                                          Signature(s)

                                                                          -------------------------------
                                                                          Date                      Title

-------------------------------------------------------------------------------
                      (See Reverse Side for Instructions)


Nabisco Group Holdings Corp. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in this box must be used to access the system.

To vote over the internet:
    o Log on the internet and go to the web site http://www.eproxyvote.com/ngh

To vote over the telephone:
    o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week; outside the U.S. call 1-201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card. If you choose to vote by mail, please mark, sign and date your card and return your proxy card in the postage-paid envelope provided.

         If you have any questions or require assistance, please call:

                            MACKENZIE PARTNERS, INC.
             (212) 929-5500 (COLLECT) OR (800) 322-2885 (TOLL-FREE)


                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.